Exhibit 10.1
MASTER LEASE AGREEMENT
(MASTER LEASE #2)
BETWEEN
HCRI TEXAS PROPERTIES, LTD.,
402 SOUTH COLONIAL DRIVE, LLC,
311 E. HAWKINS PARKWAY, LLC,
2281 COUNTRY CLUB DRIVE, LLC,
5902 NORTH STREET, LLC,
750 NORTH COLLEGIATE DRIVE, LLC,
1011 E. PECAN GROVE ROAD, LLC,
5550 OLD JACKSONVILLE HIGHWAY, LLC,
1329 BROWN STREET, LLC AND
1818 MARTIN DRIVE, LLC
AND
CAPITAL TEXAS S, LLC
September 10, 2010

(i)

(ii)

(iii)

(iv)

(v)

SECTION	PAGE

24.22 Waiver of Jury Trial	66
24.23 Consent to Jurisdiction	67
24.24 Attorney’s Fees and Expenses	67
24.25 Survival	67
24.26 Time	67
24.27 Subtenant	67

SCHEDULE 1:	INITIAL RENT SCHEDULE

EXHIBIT A:	LEGAL DESCRIPTIONS

EXHIBIT B:	PERMITTED EXCEPTIONS

EXHIBIT C:	FACILITY INFORMATION

EXHIBIT D:	LANDLORD’S PERSONAL PROPERTY

EXHIBIT E:	DOCUMENTS TO BE DELIVERED

EXHIBIT F:	FINANCIAL CERTIFICATION

EXHIBIT G:	ANNUAL CAPITAL EXPENDITURE CERTIFICATE

EXHIBIT H:	WIRE TRANSFER INSTRUCTIONS

EXHIBIT I:	CONTINGENT PAYMENT REQUEST

EXHIBIT J:	[RESERVED]

EXHIBIT K:	SNDA FORM

EXHIBIT L:	FORM FOR QUALIFIED CAPITAL EXPENDITURES REPORTING

(vi)

MASTER LEASE AGREEMENT
(MASTER LEASE #2)
THIS MASTER LEASE AGREEMENT (“Lease”) is made effective as of September 10, 2010 (the “Effective Date”) between HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas (“HCN-Texas” and a “Landlord” as further defined in §1.4 below), 402 SOUTH COLONIAL DRIVE, LLC (“HCN-Colonial” and a “Landlord”), 311 E. HAWKINS PARKWAY, LLC (“HCN-Hawkins” and a “Landlord”), 2281 COUNTRY CLUB DRIVE, LLC (“HCN-Country Club” and a “Landlord”), 5902 NORTH STREET, LLC (“HCN-North” and a “Landlord”), 750 NORTH COLLEGIATE DRIVE, LLC (“HCN-Collegiate” and a “Landlord”), 1011 E. PECAN GROVE ROAD, LLC (“HCN-Pecan” and a “Landlord”), 5550 OLD JACKSONVILLE HIGHWAY, LLC (“HCN-Jacksonville” and a “Landlord”), 1329 BROWN STREET, LLC (“HCN-Brown” and a “Landlord”) and 1818 MARTIN DRIVE, LLC (“HCN-Martin” and a “Landlord”), each a limited liability company organized under the laws of the State of Delaware, and each having its principal office located at 4500 Dorr Street, Toledo, Ohio 43615-4040, and CAPITAL TEXAS S, LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75254.
R E C I T A L S
A. Landlord has previously acquired the Leased Property (defined below).
B. As of the date hereof, Tenant is acquiring the right to operate the Facilities (defined below) located on the Leased Property from the prior operator thereof.
C. Landlord desires to lease the Leased Property to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.
NOW, THEREFORE, Landlord and Tenant agree as follows:
ARTICLE 1: LEASED PROPERTY, TERM AND DEFINITIONS
1.1 Leased Property. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Property, subject, however, to the Permitted Exceptions and subject to the terms and conditions of this Lease.
1.2 Indivisible Lease. This Lease constitutes one indivisible lease of the entire Leased Property. The Leased Property constitutes one economic unit and the Base Rent and all other provisions have been negotiated and agreed to based on a lease of all of the Leased Property as a single, composite, inseparable transaction. This Lease would not have been made on these terms if it was not a single indivisible lease. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease shall apply equally and uniformly to all the Leased Property as one unit and any Event of Default under this Lease is an Event of Default as to the entire Leased Property. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create a single indivisible lease of all the Leased Property and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under the Bankruptcy Code, this is one indivisible and nonseverable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Property covered hereby. The parties agree that the existence of more than one Landlord under this Lease does not affect the indivisible, nonseverable nature of this Lease. The parties may amend this Lease from time to time to include one or more additional Facility Properties as part of the Leased Property and such future addition to the Leased Property shall not in any way change the indivisible and nonseverable nature of this Lease and all of the foregoing provisions shall continue to apply in full force. Notwithstanding the foregoing, from time to time, at the request of Tenant, Landlord shall consider in good faith any reasonable request of Tenant to release one or more Facilities from this Lease; provided, however, that the final decision as to any such release shall be in the sole discretion of Landlord.
1.3 Term. The initial term (“Initial Term”) of this Lease commences on the Effective Date and expires at 12:00 Midnight Eastern Time on the day before the fifteenth anniversary of the Commencement Date (the “Expiration Date”); provided, however, that [i] Tenant has one or more options to renew the Lease pursuant to Article 12, and [ii] that any addition of a new Facility to the Leased Property pursuant to amendment of this Lease shall extend the Initial Term so that the Initial Term shall expire on the day before the fifteenth anniversary of the Amendment Commencement Date as set forth in such amendment.
1.4 Definitions. Except as otherwise expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words “herein”, “hereof” and “hereunder” and similar words refer to this Lease as a whole and not to any particular section.
“Acquisition Payment” means any payment by Landlord to acquire Leased Property. The initial Acquisition Payment is reflected on Schedule 1 hereto.
“Actual Rate of Return” means, as of any Rent Adjustment Date, the Initial Rate of Return plus the sum of the annual Increaser Rates before that Rent Adjustment Date.
“ADA” means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. §12101, et seq.
“Additional Charges” has the meaning set forth in §2.3.
“Adjusted Allocated Base Year Resident Revenues” means, for a particular Facility, the Allocated Base Year Resident Revenues for such Facility, adjusted as described in the definition of “Adjusted Base Year Resident Revenues” for closures, removals, deletions and/or reductions in licensed units.

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“Adjusted Base Year Resident Revenues’’ means the Base Year Resident Revenues from the Leased Property, adjusted as follows. Without limitation of any other provision of this Lease, [i] if a particular Facility or Facilities included in the Leased Property, for any period after the Commencement Date, is closed for any reason, or is removed or deleted from this Lease, the Base Year Resident Revenues that correspond to any such closed, removed or deleted Facility or Facilities (and, in the case of a partial period closure or a mid-period removal or deletion, the Base Year Resident Revenues that correspond to any such closed, removed or deleted Facility or Facilities for the days or months such Facility or Facilities were closed, removed or deleted) shall be excluded from Base Year Resident Revenues (and, correspondingly, from the Allocated Base Year Resident Revenues relative to the affected Facility(ies)) in order to arrive at “Adjusted Base Year Resident Revenues”, (and, correspondingly, “Adjusted Allocated Base Year Resident Revenues” relative to the affected Facility(ies)) and [ii] if the number of licensed units at any Facility is reduced at any time from and after the Commencement Date, the Base Year Resident Revenues (and the Allocated Base Year Resident Revenues for the applicable Facility) shall be reduced proportionally (and, in the case of a mid-period reduction in the number of licensed units, on a prorated basis) to reflect such reduction in the number of licensed units as if such licensed units had not been part of the Facility for the first Lease Year (or a portion of such Lease Year, in the case of a mid-period reduction in the number of licensed units).
“Affiliate” means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. “Control” (and the correlative meanings of the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. “Affiliate” includes, without limitation, each Guarantor.
“Allocated Base Year Resident Revenues” means, for the Leased Property, the Base Year Resident Revenues for the Leased Property as forth on Exhibit C to the Lease.
“Amendment Commencement Date” means the Amendment Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Amendment Effective Date.
“Amendment Effective Date” means the Amendment Effective Date set forth in the introductory paragraph of an amendment to this Lease.
“Annual Facility Budget” means Tenant’s projection of the Facility Financial Statement for the next fiscal year (or the 12-month rolling forward period, if applicable).
“Annual Financial Statements” means [i] for Tenant and Subtenant, an unaudited balance sheet, statement of income and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis; [ii] for each Facility, an unaudited Facility Financial Statement for the most recent fiscal year; and [iii] for each Guarantor, an unaudited balance sheet and statement of income for the most recent fiscal year.

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“Annual Rent Increase” means, as of any Rent Adjustment Date, the product of [i] the Investment Amount as of the Rent Adjustment Date times [ii] the applicable Increaser Rate. In no event will the Annual Rent Increase be negative.
“Anti-Terrorism Laws” means any laws or regulations relating to terrorism, money laundering or similar activities, including, without limitation, Executive Order 13224, the U.S. Patriot Act, the laws comprising the Bank Secrecy Act, or the laws administered by OFAC.
“Appreciation” means the difference between the Fair Market Value at the time of the exercise of the Option to Purchase and the Investment Amount at such time.
“Article 9” means Article 9 of the Uniform Commercial Code as adopted in the State of Ohio.
“Bankruptcy Code” means the United States Bankruptcy Code set forth in 11 U.S.C. §101, et seq., as amended from time to time.
“Base Rent” has the meaning set forth in §2.1, as increased from time to time pursuant to §2.2.
“Base Year Resident Revenues” for any Facility means Resident Revenues from such Facility for a recent twelve month period as of the Effective Date, as set forth on Exhibit C hereto.
“Blocked Person” means a person or entity with whom Landlord is restricted by the Anti-Terrorism Laws or by reason of inclusion on the OFAC Lists from transacting business of the type contemplated by this Lease.
“Business Day” means any day other than a Saturday, Sunday, or national holiday.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
“Closing” means the closing of the lease of the Leased Property to Tenant.
“CMS” means the federal agency known as the Centers for Medicare & Medicaid Services within the U.S. Department of Health & Human Services.
“Collateral” has the meaning set forth in §23.1.
“Commencement Date” means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.
“Commitment” means the Term Sheet for the Lease dated April 30, 2010.
“Company” means Capital Senior Living Corporation, a corporation organized under the laws of the State of Delaware.

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“Contingent Payment Request” means Tenant’s written request for a Contingent Payment on the form attached as Exhibit I.
“Contingent Payment” means any payment by Landlord pursuant to the terms of this Lease excluding Acquisition Payments.
“Default Rent” has the meaning set forth in §8.6.
“Disbursing Agreement” means any Disbursing Agreement between Landlord and Tenant setting forth the terms and conditions pursuant to which Landlord shall make Contingent Payments to Tenant for certain Project Improvements and any amendments thereto or substitutions and replacements therefor.
“Effective Date” means the date of this Lease.
“Environmental Laws” means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials or the protection of human health and the environment, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] the Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations.
“Environmental Permit” means any permit, license or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Leased Property.
“Event of Default” has the meaning set forth in §8.1.
“Expiration Date” has the meaning set forth in §1.3.
“Facility” means each facility located on a portion of the Land, including the Facility Property associated with such Facility. References in this Lease to “the Facility” shall mean each Facility individually unless expressly stated otherwise.
“Facility Financial Statement” means a financial statement for each Facility which shall include the balance sheet, statement of income, statement of cash flows, occupancy census data (including payor mix), statement of capital expenditures and a detailed listing of Qualified Capital Expenditures in the form attached hereto as Exhibit L. Statement of income shall be in substantially the form utilized as of the Effective Date and shall include [i] a comparison of actual and budgeted revenues and expenses for the current period, year-to-date and year over year; and [ii] a breakdown of patient and other revenues itemized by payor type.
“Facility Name” means the name under which a Facility has done business during the Term. The Facility Name in use by each Facility on the Effective Date is set forth on the attached Exhibit C.

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“Facility Property” means the portion of the Land on which a Facility is located, the legal description of which is set forth beneath the applicable Facility Name on Exhibit A, the Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Landlord’s Personal Property with respect to such Facility.
“Facility State” means the State in which a respective Facility is located.
“Facility States” means, collectively, the States in which the Leased Property is located.
“Facility Uses” means the uses relating to the operation of a Facility as a facility of the type, and operating the total number of beds and units, and having the Unit Allocation set forth on Exhibit C with respect to such Facility.
“Fair Market Value” has the meaning set forth in §13.3.
“Fixtures” means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord’s Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
“Government Authorizations” means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of each Facility in accordance with its respective Facility Uses and certified as a provider under the federal Medicare and state Medicaid programs, as applicable; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.
“Guaranteed Return” means, at any time, an amount calculated to result in receipt by Landlord and HCN of an unlevered Internal Rate of Return of 11.0% per year on the sum of the Investment Amount plus the principal amount of the Loan.
“Guarantor” means Indemnitor and Subtenant, individually and collectively.
“Guaranty” means each Unconditional and Continuing Lease Guaranty entered into by a Guarantor to guarantee payment and performance of the Obligor Group Obligations and any amendments thereto or substitutions or replacements therefor.

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“Hazardous Materials” means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance within the meaning of “hazardous substance”, “hazardous material”, “hazardous waste”, “toxic substance”, “regulated substance”, “solid waste” or “pollutant” as defined in any Environmental Law.
“HCN” means Health Care REIT, Inc., a corporation organized under the laws of the State of Delaware.
“HCN-Brown” means 1329 Brown Street, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Collegiate” means 750 North Collegiate Drive, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Colonial” means 402 South Colonial Drive, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Country Club” means 2281 Country Club Drive, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Hawkins” means 311 E. Hawkins Parkway, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Jacksonville” means 5550 Old Jacksonville Highway, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Martin” means 1818 Martin Drove, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-North” means 5902 North Street, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Pecan” means 1011 E. Pecan Grove Road, LLC, a limited liability company organized under the laws of the State of Delaware.
“HCN-Texas” means HCRI Texas Properties, LTD., a limited partnership organized under the laws of the State of Texas.
“HIPDB” means the Healthcare Integrity and Protection Data Bank maintained by the Department of Health and Human Services.
“Impositions” has the meaning set forth in §3.2.

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“Improvements” means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures, now or hereafter situated upon any portion of the Land.
“Increaser Rate” means, as of any Rent Adjustment Date, three percent of the then applicable Actual Rate of Return.
“Indemnitor” means Capital Senior Living Properties, Inc., a corporation organized under the laws of the State of Texas.
“Initial Rate of Return” means Landlord’s rate of return for the first Lease Year as set forth on the Rent Schedule.
“Initial Term” has the meaning set forth in §1.3.
“Internal Rate of Return” means the annualized discount rate that results in a net present value of zero, calculated and compounded on a monthly basis (using the XIRR function that is part of the Excel software program or equivalent financial software program).
“Investment Amount” is an aggregate concept and means the sum of all Landlord Payments outstanding at the applicable time.
“Issuer” means a financial institution satisfactory to Landlord issuing the Letter of Credit and such Issuer’s successors and assigns. Any “Issuer” shall have a Lace Financial Service Rating of “C+” or higher at all times throughout the Term.
“Land” means the real property described in Exhibit A attached hereto.
“Landlord Affiliate” means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. “Control” (and the correlative meanings of the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.
“Landlord Payment” means any Acquisition Payment or Contingent Payment.
“Landlord’s Personal Property” means all Personal Property owned by Landlord on the Effective Date and located at the Facility, including, without limitation, all personal property listed on the attached Exhibit D, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term. Notwithstanding the foregoing, “Landlord’s Personal Property” shall not include policy and procedural manuals and materials of Manager.
“Landlord” means HCN-Brown, HCN-Collegiate, HCN-Colonial, HCN-Country Club, HCN-Hawkins, HCN-Jacksonville, HCN-Martin, HCN-North, HCN-Pecan and HCN-Texas, individually and collectively.

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“LC Proceeds” has the meaning set forth in §20.3.
“Lease” means this Master Lease Agreement, as amended from time to time.
“Lease Documents” means this Lease and all documents executed by Landlord and Tenant relating to this Lease or the Facility.
“Lease Payments” means the sum of the Base Rent payments (as increased from time to time) for the applicable period.
“Lease Year” means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.
“Leased Property” means all of the Land, Improvements, Related Rights and Landlord’s Personal Property.
“Legal Requirements” means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as each Facility in accordance with its respective Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs.
“Letter of Credit” means an irrevocable and transferable Letter of Credit in an amount equal to 25% of the Base Rent payable during the first Lease Year, issued by Issuer in favor of Landlord as security for the Lease and in form acceptable to Landlord, and any amendments thereto or replacements or substitutions therefor.
“Loan” means that certain loan from HCN to Tenant in an amount not to exceed $25,750,000.00 evidenced by a Loan Agreement of even date herewith between HCN and Tenant.
“Manager” means Capital Senior Management S, Inc., a corporation organized under the laws of the State of Texas.
“Master Lease #1” means that certain First Amended and Restated Master Lease Agreement, dated effective April 30, 2010, among Midwest Miracle Hills, LLC, Midwest Woodbridge, LLC, Midwest Ames, LLC, Midwest Prestwick, LLC, Midwest Village of Columbus, LLC, and Midwest Windermere, LLC, each a Landlord Affiliate, and Capital Midwest, LLC, an Affiliate of Tenant, as amended.

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“Material Contract” means any contract relating to the operation or management of the Facility [i] for preparing or serving food the average annual consideration of which, directly or indirectly, is at least $50,000.00; [ii] for medical services or healthcare provider agreements the average annual consideration of which, directly or indirectly, is at least $50,000.00; [iii] any other contract the average annual consideration of which, directly or indirectly, is at least $50,000.00; or [iv] that is of a type which Landlord has notified Tenant is hereafter designated or classified by a lender of Landlord as material to the operation of the Facility. Material Contracts do not include food supply contracts.
“Material Obligation” means [i] any indebtedness secured by a security interest in the accounts receivable of Tenant or Subtenant or in Tenant’s or Subtenant’s interest in any Personal Property; [ii] any indebtedness or lease of Tenant or Subtenant or of any other party that has been guaranteed by Tenant or Subtenant that has an outstanding principal balance or obligation in an amount not less than $500,000.00; [iii] any obligation to or agreement with the Issuer relating to the Letter of Credit; and [iv] any sublease of the Leased Property.
“Minimum Capital Expenditures Amount” means [i] $500.00 per unit (as referenced on Exhibit C hereto) annually for each of the first through the fifth Lease Year; [ii] $550.00 per unit annually for each of the sixth through the tenth Lease Year; and [iii] $600.00 per unit annually for each of the eleventh and following Lease Years.
“MMP” means a moisture management plan to control water intrusion and prevent the development of Mold or moisture at the Leased Property. At a minimum, the MMP must contain a provision for [i] staff training; [ii] documentation of the plan; [iii] the appropriate protocol for incident response and remediation; and [iv] routine, scheduled inspections of common space and unit interiors.
“Mold” means mold, fungus, microbial contamination or pathogenic organisms.
“Net Operating Income” means the pre-tax net income of Tenant or Subtenant plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for interest and lease payments, if any; plus [iii] the amount of the provision for Rent payments; plus [iv] the amount of the provision for management fees.
“Net Worth” has the meaning set forth in §15.7.1.
“O&M Program” means any written operations and maintenance program established for the Leased Property and approved by Landlord, as such may be modified from time to time.
“Obligor Group Obligations” means all payment and performance obligations of Tenant and Subtenant to Landlord or any Landlord Affiliate, including, but not limited to, all obligations under [i] this Lease, [ii] any loans extended to Tenant or Subtenant by Landlord or any Landlord Affiliate and [iii] all documents executed by Tenant or Subtenant in connection with this Lease or any such loans. Notwithstanding the foregoing, “Obligor Group Obligations” shall not include any obligations arising under Master Lease #1, the Roxbury Lease or the Van Dorn Lease or any related agreements, including without limitation any guaranties of any such leases.

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“OFAC” means the Office of Foreign Assets Control, Department of the Treasury.
“OFAC Lists” means lists of known or suspected terrorists or terrorist organizations published by OFAC.
“Option Price” has the meaning set forth in §13.2.
“Option to Purchase” has the meaning set forth in §13.1.
“Organization State” means the State in which an entity is organized.
“Organizational Documents” means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority, as amended to date; and [iii] for a limited liability company, its Certificate of Formation certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.
“Payment Amount” means the amount of any Landlord Payment. The first Landlord Payment is the Acquisition Payment reflected on Schedule 1 hereto.
“Payment Date” means the date on which Landlord makes a Landlord Payment.
“Periodic Financial Statements” means [i] for Tenant and Subtenant, an unaudited balance sheet, statement of income and statement of cash flows for the most recent quarter; [ii] for the Facility, an unaudited Facility Financial Statement for the most recent month; and [iii] for each Guarantor, an unaudited balance sheet and statement of income of Guarantor for the most recent quarter. Statement of income shall be in substantially the form utilized as of the Effective Date and, for Subtenant only, shall include [a] a comparison of actual and budgeted revenues and expenses for the current period, year-to-date and year over year; and [b] a breakdown of patient and other revenues itemized by payor type.
“Permitted Exceptions” means all easements, liens, encumbrances, restrictions, agreements and other title matters existing as of the Effective Date, including, without limitation, the exceptions to title set forth on Exhibit B attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 18.
“Permitted Liens” means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant or Subtenant in the ordinary course of business for items not delinquent, including mechanic’s liens and deposits and charges under workers’ compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be reasonably satisfactory to Landlord if the original cost of the equipment exceeds $100,000.00 with respect to any Facility.

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“Personal Property” means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements.
“Portfolio Cash Flow” has the meaning set forth in §15.7.1.
“Portfolio Coverage Ratio” has the meaning set forth in §15.7.1.
“Prior Period Resident Revenues” means, with respect to any Lease Year, the Resident Revenues for all of the Leased Property (as of the commencement of such Lease Year) for the period commencing two months prior to the commencement of the preceding Lease Year and ending 12 months later. By way of illustration only, if the Prior Period Resident Revenues were being determined with respect to the Lease Year commencing as of January 1, 2011 and expiring December 31, 2011, the Prior Period Resident Revenues applicable to such Lease Year would be determined on the basis of the Resident Revenues for all of the Leased Property (as of January 1, 2011) for the period commencing as of November 1, 2009 and ending October 31, 2010.
“Prohibited Activities or Conditions” has the meaning set forth in §6.4.
“Project Improvements” means any addition to or major renovation of a Facility for which Contingent Payments are made by Landlord pursuant to §22.3.
“Purchase Notice” has the meaning set forth in §13.1.
“Qualified Capital Expenditures” means the expenditures capitalized on the books of Tenant or Subtenant, including without limitation expenditures for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of building exterior; but excluding major alterations, additions and normal maintenance and repairs.
“Receivables” means [i] all of Tenant’s or Subtenant’s rights to receive payment for providing resident care and services as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant’s or Subtenant’s rights to receive payment for providing resident care services.

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“Related Rights” means all easements, rights (including bed operating rights) and appurtenances relating to the Land and the Improvements.
“Renewal Date” means the first day of each Renewal Term.
“Renewal Option” has the meaning set forth in §12.1.
“Renewal Term” has the meaning set forth in §12.1.
“Rent” means Base Rent, Additional Charges and Default Rent.
“Rent Adjustment Date” means each anniversary of the Commencement Date; provided, however, upon the addition of a Facility to the Leased Property after the Commencement Date, this date will be adjusted by Landlord to take into account the Amendment Commencement Date for the added Facility and provide for one Rent Adjustment Date that is applicable for all Facilities during the Term.
“Rent Schedule” means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing.
“Rent Escalation Condition” means, as to any Lease Year, that the Prior Period Resident Revenues determined with respect to such Lease Year for all of the Leased Property (immediately prior to the commencement of such Lease Year) equal or exceed 90% of the Adjusted Base Year Resident Revenues for such Leased Property. By way of illustration only, for purposes of determining whether the Rent Escalation Condition has been satisfied for the Lease Year commencing as of January 1, 2011 and expiring as of December 31, 2011, the Resident Revenues for the period commencing as of November 1, 2009 and ending as of October 31, 2010 would be compared to the Adjusted Base Year Resident Revenues, in each case determined on the basis of that portion of the Leased Property that is subject to this Lease immediately prior to January 1, 2010, to determine whether the Prior Period Resident Revenues equal or exceed 90% of the Adjusted Base Year Resident Revenues.
“Resident Revenues” means revenues generated from the sale of goods or services at or through the Facilities, whether by Tenant, Subtenant or any subtenant or licensee of Tenant or Subtenant, or any other party, which revenues are primarily derived from services provided to residents (including, without limitation, revenues received or receivable for the use of or otherwise by reason of all rooms, units and other facilities provided, meals served, services performed or goods sold at the Facilities, but excluding revenues received by Tenant as rent or other consideration from the sublease of the Facilities to Subtenant), and which revenues shall be measured and computed using substantially the same methodology as during the period commencing on January 1, 2009 and ending on December 31, 2009 and net of contractual adjustments of governmental and other third party payors as shown on Exhibit C hereto.
“Replacement Operator” has the meaning set forth in §15.9.1.

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“Roxbury Lease” means that certain Lease Agreement, dated effective as of April 16, 2010, between Midwest 108th & Q, LLC, a Landlord Affiliate, and CSL 108th & Q, LLC, an Affiliate of Tenant, as amended.
“Secured Party” has the meaning set forth in §23.1.
“Special Focus Facility” means a skilled nursing facility that is included on the current Special Focus Facility List that is maintained by CMS and posted on the CMS website (www.cms.hhs.gov).
“Subtenant” means each Subtenant of a Facility as identified on Exhibit C hereto, individually and collectively. Each Subtenant will be the licensed operator of its respective Facility as shown on Exhibit C. References in this Lease to “Subtenant” shall mean each Subtenant individually and shall relate to such Subtenant’s respective Facility unless expressly stated otherwise.
“Tenant” has the meaning set forth in the introductory paragraph of this Lease.
“Tenant’s Property” has the meaning set forth in §11.1.
“Term” means the Initial Term and each Renewal Term.
“Unit Allocation” means the allocation of residential units at each Facility for use as assisted living and independent living units.
“U.S. Publicly-Traded Entity” means a person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a person.
“Van Dorn Lease” means that certain Lease Agreement, dated effective as of April 16, 2010, between Midwest Van Dorn, LLC, a Landlord Affiliate, and CSL Van Dorn, LLC, an Affiliate of Tenant, as amended.
1.5 HCN as Agent. Each Landlord appoints HCN as the agent and lawful attorney-in-fact of such Landlord to act for such Landlord for all purposes and actions of Landlord under this Lease and the other Lease Documents. All notices, consents, waivers and all other documents and instruments executed by HCN pursuant to the Lease Documents from time to time and all other actions of HCN as Landlord under the Lease Documents shall be binding upon such Landlord. All Rent payable under this Lease shall be paid to HCN. Secured Party appoints HCN as its agent and representative and lawful attorney-in-fact to act for Secured Party for all purposes and actions related to the security interest granted under Article 23 including, but not limited to, the filing of financing statements.

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ARTICLE 2: RENT
2.1 Base Rent. Tenant shall pay Landlord base rent (“Base Rent”) in advance in consecutive monthly installments payable on the first Business Day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent payable for the first Lease Year is as shown on the Rent Schedule, subject to adjustment pursuant to §2.2.2 if applicable. For the second and each subsequent Lease Year of the Initial Term, the Base Rent shall be paid in accordance with the most recent revised Rent Schedule provided by Landlord pursuant to §2.2, as applicable. The Base Rent for each Renewal Term will be determined in accordance with §12.2.
2.2 Base Rent Adjustments.
2.2.1 Annual Increase of Base Rent. Commencing on the first Rent Adjustment Date and on each Rent Adjustment Date thereafter, provided that, as of such Rent Adjustment Date, the Rent Escalation Condition has been met for the just ending Lease Year, the annual Base Rent shall increase by the Annual Rent Increase for the Lease Year then just beginning. If, as of any Rent Adjustment Date, the Rent Escalation Condition has not been so met for the just ending Lease Year, then no Base Rent increase shall occur for the Lease Year then just beginning. However, if the Rent Escalation Condition has not been met for one or more Lease Years, the Base Rent for the next Lease Year with respect to which the Rent Escalation Condition is satisfied shall be determined as if the Rent Escalation Condition had been satisfied for all previous Lease Years and the Base Rent had escalated pursuant to, and in accordance with, this §2.2.1 for all prior Lease Years. As of each Rent Adjustment Date, Landlord shall calculate the Annual Rent Increase and shall deliver the revised Rent Schedule to Tenant no later than 30 days after the Rent Adjustment Date. Until the revised Rent Schedule is delivered to Tenant, Tenant shall pay the monthly Base Rent with the Annual Rent Increase (paid in equal monthly installments) calculated based upon an Increaser Rate of three percent of the Actual Rate of Return for the prior Lease Year. After the revised Rent Schedule is delivered to Tenant, if the actual monthly Base Rent is more or less than the monthly Base Rent paid pursuant to the preceding sentence, the difference shall be added to or deducted from (as applicable) the monthly Base Rent payment made for the following month. Thereafter, Tenant shall make monthly Base Rent payments in accordance with the revised Rent Schedule.
2.2.2 Additional Landlord Payments. If Landlord makes a Landlord Payment other than the initial Acquisition Payment, the Base Rent will be increased effective on the Payment Date based upon the applicable rate of return to Landlord as set forth in the Commitment applied to such Landlord Payment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Payment Date; and [ii] within 10 days following Landlord’s issuance of an invoice, pay the difference between the installment of Base Rent that Tenant paid to Landlord for such month and the installment of Base Rent actually due to Landlord for such month as a result of the Landlord Payment. On the first day of the month following receipt of the revised Rent Schedule, Tenant shall pay the monthly installment of Base Rent specified in the revised Rent Schedule.
2.3 Additional Charges. In addition to Base Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the “Additional Charges”).

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2.4 Place of Payment of Rent. Tenant shall make all payments of Rent to Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit H attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
2.5 Net Lease. This Lease shall be deemed and construed to be an “absolute net lease”, and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction, recoupment or setoff. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.
2.6 No Termination, Abatement, Etc. Except as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or setoff or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant’s use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity; [iii] except for Landlord’s breach of §21.1, any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.
ARTICLE 3: IMPOSITIONS AND UTILITIES
3.1 Payment of Impositions. Tenant shall pay, as Additional Charges, all Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with §3.7. Tenant shall deliver to Landlord [i] not more than 30 days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 60 days

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after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant’s obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing and if Tenant shall have paid all Impositions due and payable as of the date of the refund. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in §8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant’s option and at Tenant’s sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant’s expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant’s obligation to pay its prorated share thereof shall survive such termination.
3.2 Definition of Impositions. “Impositions” means, collectively, [i] taxes (including, without limitation, all capital stock and franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord’s ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord’s ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant’s operations of the Leased Property, including, without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by

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Landlord to Tenant or Tenant’s designee, including, without limitation, conveyance taxes and capital gains taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord’s interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any Federal or state tax based on gross or net income imposed on Landlord by any governmental entity other than the capital stock and franchise taxes described in clause [i] above, nor shall Tenant be required to pay Landlord’s Texas Margin Tax.
3.3 Escrow of Impositions. Tenant shall deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. In addition, if an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord’s election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year other than for real estate taxes, which sums shall be used by Landlord toward payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.
3.4 Utilities. Tenant shall pay, as Additional Charges, all taxes, assessments, charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord’s election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord’s receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Tenant shall use its best efforts to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant’s failure to maintain sufficient heat in the Improvements.
3.5 Discontinuance of Utilities. Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant’s obligations under this Lease.

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3.6 Business Expenses. Tenant acknowledges that it is solely responsible for all expenses and costs incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.
3.7 Permitted Contests. Tenant, on its own or on Landlord’s behalf (or in Landlord’s name), but at Tenant’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant’s counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant’s expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.
ARTICLE 4: INSURANCE
4.1 Property Insurance. At Tenant’s expense, Tenant shall maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:
(a) Loss or damage commonly covered by a “Special Form” policy insuring against physical loss or damage to the Improvements and Personal Property, including, but not limited to, risk of loss from fire, windstorm and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in a higher risk earthquake zone as determined by Landlord) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in §4.5) of the Improvements and Personal Property and shall contain a deductible amount reasonably acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for ordinance or law including demolition costs and increased cost of construction.

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(b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.
(c) Consequential loss of rents and income coverage insuring against all “Special Form” risk of physical loss or damage with limits and deductible amounts reasonably acceptable to Landlord covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least six months, and shall be written with a stipulated amount of coverage if available at a reasonable premium.
(d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
(e) Loss or damage caused by the breakage of plate glass, if applicable, in commercially reasonable amounts reasonably acceptable to Landlord.
(f) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor’s forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.
4.2 Liability Insurance. At Tenant’s expense, Tenant shall maintain liability insurance against the following:
(a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.
(b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

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(c) Claims for personal injury commonly covered by medical malpractice and professional liability insurance in commercially reasonable amounts acceptable to Landlord.
(d) Claims commonly covered by workers’ compensation insurance for all persons employed by Tenant on the Leased Property. Such workers’ compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
4.3 Builder’s Risk Insurance. In connection with any construction, Tenant shall maintain in full force and effect a builder’s completed value risk policy (“Builder’s Risk Policy”) of insurance in a nonreporting form insuring against all “Special Form” risk of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire, windstorm and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in a higher risk earthquake zone as determined by Landlord) and sinkholes (if usually recommended in the area of the Leased Property). The Builder’s Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder’s Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder’s Risk Policy shall include an endorsement permitting initial occupancy.
4.4 Insurance Requirements. The following provisions shall apply to all insurance coverages required hereunder:
(a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.
(b) The carriers of all policies shall have a Best’s Rating of “A-” or better and a Best’s Financial Category of VII or higher and shall be authorized to do insurance business in the Facility State.
(c) Tenant shall be the “named insured” and Landlord shall be an “additional insured” on each policy.
(d) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days’ prior written notice to Landlord.
(e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.
(f) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

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(g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant’s insurance agent.
4.5 Replacement Value. The term “full replacement value” means the actual replacement cost thereof from time to time, including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.
4.6 Blanket Policy. Notwithstanding anything to the contrary contained in this Article 4, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.
4.7 No Separate Insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.
4.8 Waiver of Subrogation. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

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4.9 Mortgages. The following provisions shall apply if Landlord now or hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender’s loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee.
4.10 Escrows. After an Event of Default occurs hereunder, Tenant shall make such periodic payments of insurance premiums in accordance with Landlord’s requirements after receipt of notice thereof from Landlord.
ARTICLE 5: INDEMNITY
5.1 Tenant’s Indemnification. Tenant hereby indemnifies and agrees to hold harmless Landlord, any successors or assigns of Landlord, and Landlord’s and such successors or assigns directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys’ fees, court costs, and the costs set forth in §8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; and [vii] any obligations, costs or expenses arising under any Permitted Exceptions;. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant’s expense with counsel selected by Tenant and reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at Landlord’s rate of return as provided in the Commitment. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its best efforts to defend such action, suit or proceeding.
5.1.1 Notice of Claim. Landlord shall notify Tenant in writing of any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant’s defense of any such action.

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5.1.2 Survival of Covenants. The covenants of Tenant contained in this section shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.
5.1.3 Reimbursement of Expenses. Unless prohibited by law, Tenant hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.
5.2 Environmental Indemnity; Audits. Tenant hereby indemnifies and agrees to hold harmless Landlord, any successors to Landlord’s interest in this Lease, and Landlord’s and its successors directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants’ and attorneys’ fees) incurred by Landlord or any other indemnitee or assessed against any portion of the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant’s indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant’s occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, at Tenant’s expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys’ fees and costs.
5.3 Limitation of Landlord’s Liability. Except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or employees, Landlord, its agents, and employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant’s business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord’s control.

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ARTICLE 6: USE AND ACCEPTANCE OF PREMISES
6.1 Use of Leased Property. The Leased Property shall be used exclusively for the Facility Uses specified for each Facility and for all lawful or licensed ancillary uses, and for no other purpose without the prior written consent of Landlord. Tenant, Subtenant or Manager shall obtain and maintain all Government Authorizations needed to use and operate the Leased Property for the Facility Uses herein permitted. Tenant, Subtenant or Manager shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued by any governmental agency within 10 days after receipt of each item.
6.2 Acceptance of Leased Property. Tenant acknowledges that [i] Tenant and its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant’s use; [iii] Landlord will deliver the Leased Property to Tenant in “as-is” condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.
6.3 Conditions of Use and Occupancy. Tenant agrees that during the Term it shall use and keep the Leased Property in a safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra-hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof. Landlord shall have the right to have an annual inspection of the Leased Property performed and Tenant shall pay an inspection fee of $1,500.00 per Facility plus Landlord’s reasonable out-of-pocket expenses within 30 days after receipt of Landlord’s invoice.
6.4 Prohibited Activities or Conditions. Tenant shall not cause or permit the existence of any of the following on the Leased Property (“Prohibited Activities and Conditions”):
(a) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Leased Property;

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(b) the transportation of any Hazardous Materials to, from or across the Leased Property;
(c) any occurrence or condition on the Leased Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws;
(d) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Leased Property; or
(e) any violation or noncompliance with the terms of any O&M Program.
Prohibited Activities or Conditions shall not include lawful conditions permitted by an O&M Program or the safe and lawful use and storage of quantities of [i] pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties; [ii] cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Leased Property; [iii] petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Leased Property’s parking areas; and [iv] medical products or devices, natural gas, propane or medical wastes, biological wastes or solid wastes, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.
ARTICLE 7: MAINTENANCE AND MECHANICS’ LIENS
7.1 Maintenance. Except for damages caused by a Casualty or a Taking, which shall be subject to the provisions of Articles 9 and 10 hereof, respectively, Tenant shall maintain, repair, and replace the Leased Property, including, without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, HVAC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains, ordinary wear and tear excepted. Tenant shall pay, as Additional Charges, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the Leased Property on a basis and in a manner consistent with the standards of quality competing facilities in the market areas served by the Leased Property. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times, and if Landlord gives Tenant notice of maintenance problem areas, Tenant shall deliver to Landlord a plan of correction within 20 Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within 60 days after receipt of the notice and, upon expiration of the 60-day period, shall deliver evidence of completion to Landlord or an interim report evidencing Tenant’s diligent progress towards completion and, at the end of the next 60-day period, evidence of satisfactory completion. Upon completion, Landlord shall have the right to re-inspect the Facility and Tenant shall pay Landlord’s reasonable out-of-pocket expenses within 30 days after receipt of Landlord’s invoice. At each inspection of the Leased Property by Landlord, the Facility employee in charge of maintenance shall be available to tour the Facility with Landlord and answer questions.

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7.2 Required Alterations. Tenant shall, at Tenant’s sole cost and expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant’s use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of §16.4.
7.3 Mechanic’s Liens. Tenant shall have no authority to permit or create a lien against Landlord’s interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord’s interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic’s liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic’s lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable attorneys’ fees.
7.4 Replacements of Fixtures and Landlord’s Personal Property. Tenant shall not remove Fixtures and Landlord’s Personal Property from the Leased Property except to replace the Fixtures and Landlord’s Personal Property by other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord’s ownership of Landlord’s Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Landlord’s Personal Property by equipment lease or by a security agreement and financing statement if [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys’ fees and costs.

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7.5 Mold. If Landlord determines that Mold has developed as a result of a water intrusion event or leak, Landlord, at Landlord’s discretion, may require that a professional inspector inspect the Leased Property as frequently as Landlord determines is reasonably necessary until any issue with Mold and its causes are resolved to Landlord’s reasonable satisfaction. Such inspection shall be limited to a visual and olfactory inspection of the area that has experienced the Mold, water intrusion event or leak. Tenant shall be responsible for the cost of such professional inspection and any remediation deemed to be necessary as a result of the professional inspection. After any issue with Mold, water intrusion or leaks is remedied to Landlord’s reasonable satisfaction, Landlord shall not require a professional inspection any more frequently than once every three years unless Landlord is otherwise aware of Mold as a result of a subsequent water intrusion event or leak. If Landlord determines not to conduct an annual inspection of the Leased Property, and, in lieu thereof, Landlord requests a certification, Tenant shall be prepared to provide and must actually provide to Landlord a factually correct certification each year that the annual inspection is waived to the following effect:
Tenant has not received any written complaint, notice, letter or other written communication regarding Mold or any activity, condition, event or omission that causes or facilitates the growth of Mold on or in any part of the Leased Property or, if Tenant has received any such written complaint, notice, letter or other written communication, that Tenant has investigated and determined that no Mold activity, condition or event exists or alternatively has fully and properly remediated such activity, condition, event or omission in compliance with the MMP for the Leased Property.
If Tenant is unwilling or unable to provide such certification, Landlord may require a professional inspection of the Leased Property at Tenant’s expense. Notwithstanding any other provision hereof, any determination or standard imposed by Landlord hereunder shall be deemed “reasonable” to the extent that it is required to meet the requirements imposed upon Landlord by Landlord’s lender. Landlord shall, upon request, provide Tenant with reasonable evidence of such requirements imposed by Landlord’s lender.
7.5.1 MMP. Unless otherwise waived by Landlord in writing, Tenant must have or must establish and must adhere to the MMP. If Tenant is required to have an MMP, Tenant must keep all MMP documentation at the Leased Property and available for the Landlord to review during any inspection of the Leased Property.
7.6 Hazardous Materials Operations and Maintenance Program. If required by Landlord, Tenant shall establish a written O&M Program with respect to certain Hazardous Materials. Tenant shall comply in a timely manner with, and cause all employees, agents, and contractors of Tenant and any other persons present on the Leased Property to comply with each O&M Program. Tenant shall pay all costs of performance of Tenant’s obligations under any O&M Program, and Landlord’s out-of-pocket costs incurred in connection with the monitoring and review of each O&M Program and Tenant’s performance shall be paid by Tenant upon demand by Landlord.

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ARTICLE 8: DEFAULTS AND REMEDIES
8.1 Events of Default. The occurrence of any one or more of the following shall be an event of default (“Event of Default”) hereunder without any advance notice to Tenant unless specified herein:
(a) Tenant fails to pay in full [i] any installment of Base Rent within 10 days after such payment is due or, [ii] any Additional Charges or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within 10 days after the time period for payment thereof set forth in this Lease.
(b) Tenant, Subtenant or Guarantor (where applicable) fails to comply with any covenant set forth in Article 14 (other than §14.8), §15.6, §15.7, the last sentence of §15.8 or Article 20 of this Lease.
(c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot be remedied within 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of §8.1.
(d) Tenant or Subtenant abandons or vacates any Facility Property or any material part thereof, ceases to operate any Facility, ceases to do business or ceases to exist for any reason for any one or more days.
(e) [i] The filing by Tenant, Subtenant or Guarantor of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant, Subtenant or Guarantor; [ii] the failure by Tenant, Subtenant or Guarantor within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant, Subtenant or Guarantor; [iv] any assignment by Tenant, Subtenant or Guarantor for the benefit of its creditors; [v] the entry by Tenant, Subtenant or Guarantor into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant, Subtenant or Guarantor in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant, Subtenant or Guarantor (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

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(f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered against the Leased Property, Tenant or Subtenant of more than $200,000.00 which affect the Leased Property or any part thereof, which is not dismissed, discharged, or bonded off within 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant, Subtenant or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant, Subtenant or Guarantor is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant, Subtenant or Guarantor from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 60 days.
(g) Any representation or warranty made by Tenant, Subtenant or Guarantor in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant, Subtenant or Guarantor pursuant hereto or thereto shall prove to be false or misleading in any material respect as of the date made.
(h) Tenant, any Subtenant, any Guarantor, or any Affiliate defaults on any Obligor Group Obligation, or the occurrence of a default under any Material Obligation, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.
(i) [i] The license for the Facility or any other Government Authorization is canceled, suspended, reduced to provisional or temporary, or otherwise invalidated and not reinstated within 60 days thereafter, [ii] license revocation or decertification proceedings are commenced against Tenant or Subtenant and not dismissed within 60 days, [iii] any reduction occurs in the number of licensed beds or units at the Facility and such original number of beds is not reinstated within 60 days, [iv] an admissions ban is issued for the Facility and not dismissed within 60 days; or [v] the Facility is identified by CMS as a Special Focus Facility.
8.2 Remedies. Upon the occurrence of an Event of Default under this Lease or any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord’s option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, any one or more of the following remedies (provided that Landlord shall not be entitled to recover the same or equivalent damages more than once):
(a) Landlord may re-enter and take possession of the Leased Property without terminating this Lease, and lease the Leased Property for the account of Tenant, holding Tenant liable for all costs of Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.

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(b) Landlord may terminate this Lease by written notice to Tenant, exclude Tenant from possession of the Leased Property and use reasonable efforts to lease the Leased Property to others at a commercially available rent, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease.
(c) Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession; but Tenant shall not be liable for Rent with respect to periods from and after such event.
(d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property.
(e) Landlord may accelerate all of the unpaid Rent hereunder based on the then current Rent Schedule and Tenant shall be liable for the present value of the aggregate Rent for the unexpired term of this Lease, discounted at an annual rate equal to the then-current U.S. Treasury Note rate for the closest comparable term.
(f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.
(g) With respect to the Collateral or any portion thereof and Secured Party’s security interest therein, Secured Party may exercise all of its rights as secured party under Article 9. Secured Party may sell the Collateral by public or private sale upon 10 days’ prior notice to Tenant or Subtenant. Tenant and Subtenant agree that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.
(h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Obligor Group Obligations unless prohibited by law. Tenant and Subtenant appoint HCN or its designee as attorney for Tenant and Subtenant, respectively, with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant’s or Subtenant’s name or Secured Party’s name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant’s or Subtenant’s name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of

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Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party’s option, Tenant and Subtenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the Obligor Group Obligations or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant or Subtenant, as applicable. At Secured Party’s request, Tenant and Subtenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Secured Party may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant’s and Subtenant’s authority to collect Receivables. After terminating Tenant’s and Subtenant’s authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant’s and Subtenant’s cost and expense, but on behalf of Secured Party and for Secured Party’s account, Tenant and Subtenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant and Subtenant may commingle such collections with Tenant’s and Subtenant’s own funds, until Tenant’s and Subtenant’s authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant’s or Subtenant’s obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant or Subtenant.
(i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
(j) Landlord may terminate its obligation, if any, to disburse any Landlord Payments.
(k) Landlord may enter and take possession of the Land or any portion thereof and any one or more Facilities without terminating this Lease and, if applicable, complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints HCN its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] use unadvanced funds remaining under the Investment Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Investment Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security

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interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [viii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Secured Party or Secured Party’s designee. This power of attorney is a power coupled with an interest and cannot be revoked.
(l) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver (“Receiver”) for Tenant or Tenant’s business or for the Leased Property. Unless prohibited by law, such appointment may be made either before or after termination of Tenant’s possession of the Leased Property, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default. The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
(m) Landlord may terminate any management agreement with respect to any of the Leased Property and shall have the right to retain, at commercially reasonable rates, one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.
8.3 Right of Setoff. Landlord may, and is hereby authorized by Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), setoff or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.
8.4 Performance of Tenant’s Covenants. Landlord may perform any obligation of Tenant which Tenant has failed to perform within five days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as Additional Charges, for any expenditures thus incurred by Landlord and shall pay interest thereon at Landlord’s rate of return as provided in the Commitment.

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8.5 Late Payment Charge. Tenant acknowledges that any default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.
8.6 Default Rent. At Landlord’s option at any time after the occurrence of an Event of Default and while such Event of Default remains uncured, the Base Rent payable under this Lease shall be increased to reflect Landlord’s rate of return of 12.0% per annum on the Investment Amount (“Default Rent”); provided, however, that if a court of competent jurisdiction determines that any other amounts payable under this Lease are deemed to be interest, the Default Rent shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate.
8.7 Attorneys’ Fees. Tenant shall pay all reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord’s rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements, whether in-house counsel or outside counsel; and [iii] the reasonable expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be Additional Charges under this Lease.
8.8 Escrows and Application of Payments. As security for the performance of the Obligor Group Obligations, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to the Obligor Group Obligations in the order which Landlord may determine.
8.9 Remedies Cumulative. The remedies of Landlord herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.

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8.10 Waivers. Tenant waives [i] any notice required by statute or other law as a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any objections, defenses, claims or rights with respect to the exercise by Landlord of any rights or remedies, [v] any right of redemption whether pursuant to statute, at law or in equity, [vi] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind, and [vii] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.
8.11 Obligations Under the Bankruptcy Code. Upon filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than 15 Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months’ Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses. Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord’s right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.
ARTICLE 9: DAMAGE AND DESTRUCTION
9.1 Notice of Casualty. If the Leased Property shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty in excess of $150,000.00 (a “Casualty”), Tenant shall give written notice thereof to Landlord within three Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.

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9.2 Substantial Destruction.
9.2.1 If any Facility’s Improvements are substantially destroyed at any time other than during the final 12 months of the Initial Term or any Renewal Term, Tenant shall promptly rebuild and restore such Improvements in accordance with §9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term “substantially destroyed” means any casualty resulting in the loss of use of 50% or more of the licensed beds at any one Facility.
9.2.2 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term, Landlord may elect to terminate this Lease with respect to the entire Leased Property and retain the insurance proceeds unless Tenant exercises its option to renew as set forth in §9.2.3 or exercises its option to purchase as set forth in §9.2.4. If Landlord elects to terminate, Landlord shall give notice (“Termination Notice”) of its election to terminate this Lease within 30 days after receipt of Tenant’s notice of the damage. If Tenant does not exercise its option to renew under §9.2.3 or its option to purchase under §9.2.4 within 30 days after delivery of the Termination Notice, this Lease shall terminate on the 30th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.
9.2.3 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term and Landlord gives the Termination Notice, Tenant shall have the option to renew this Lease with respect to the entire Leased Property (but not any part thereof). Tenant shall give Landlord irrevocable notice of Tenant’s election to renew within 30 days after delivery of the Termination Notice. If Tenant elects to renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord’s receipt of Tenant’s notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12. The Improvements will be restored by Tenant in accordance with the provisions of this Article 9 regarding partial destruction.
9.2.4 If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term and Landlord gives the Termination Notice, Tenant shall have the option to purchase the entire Leased Property (but not any part thereof). Tenant shall give Landlord notice of Tenant’s election to purchase within 30 days after delivery of the Termination Notice. If Tenant elects to purchase the Leased Property, the Option Price will be determined in accordance with §13.2 and the Fair Market Value will be determined in accordance with §13.3 except as otherwise provided in this section. For purposes of determining the Fair Market Value, the Leased Property will be valued as if it had been restored to be equal in value to the Leased Property existing immediately prior to the occurrence of the damage. All other terms of the option to purchase shall be in accordance with Article 13. Landlord shall hold the insurance proceeds until the closing of the purchase of the Leased Property and at closing shall deliver the proceeds to Tenant.

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9.3 Partial Destruction. If any Facility’s Improvements are not substantially destroyed, then Tenant shall comply with the provisions of §9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.
9.4 Restoration. Tenant shall promptly repair, rebuild, or restore the damaged Leased Property, at Tenant’s expense, so as to make the Leased Property as close as possible in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord’s approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of §16.2 for such repairs or rebuilding. Promptly after receiving Landlord’s approval of the plans and specifications and receiving the proceeds of insurance, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant’s reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys’ fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord’s receipt of evidence reasonably satisfactory to Landlord that such payments are required in advance. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord’s approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy or local equivalent before the damaged Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic’s or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant’s property.
9.5 Insufficient Proceeds. If the proceeds of any insurance settlement are not sufficient to pay the costs of Tenant’s repair, rebuilding or restoration under §9.4 in full, Tenant shall deposit with Landlord at Landlord’s option, and within 10 days of Landlord’s request, an amount sufficient in Landlord’s reasonable judgment to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent. Landlord shall disburse such deposit at the same time and in the same manner as Landlord disburses insurance proceeds under §9.4 hereof.

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9.6 Not Trust Funds. Notwithstanding anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured against.
9.7 Landlord’s Inspection. During the progress of such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant’s obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.
9.8 Landlord’s Costs. Tenant shall, within 30 days after receipt of an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord’s attorneys in connection therewith.
9.9 No Rent Abatement. Rent will not abate pending the repairs or rebuilding of the Leased Property.
ARTICLE 10: CONDEMNATION
10.1 Total Taking. If, by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right (“Taking”), any entire Facility Property is taken, or so much of any Facility Property is taken that the Facility Property cannot be used by Tenant for the purposes for which it was used immediately before the Taking, then this Lease will end with respect to such Facility Property only on the earlier of the vesting of title to the Facility Property in the condemning authority or the taking of possession of the Facility Property by the condemning authority. Upon such termination, the Investment Amount shall be reduced by the actual net award for such Taking received by Landlord and Rent hereunder shall be reduced accordingly unless there is only one Facility Property subject to this Lease in which case the Lease will terminate. The termination of this Lease as to one Facility Property due to a taking is the result of circumstances beyond the control of Landlord and Tenant and the parties affirm that, except for such specific isolated situation, this Lease is intended to be a single indivisible lease. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property.

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10.1.1 If any Facility Property is taken during the final 12 months of the Initial Term or any Renewal Term, Landlord shall have the option to terminate this Lease with respect to all Leased Property. If Landlord elects to terminate this Lease with respect to all Leased Property, Landlord shall give notice (the “Taking Termination Notice”) of its election to terminate this Lease within 30 days after receipt of Tenant’s notice of the Taking. In such case, Tenant shall have the option to purchase all of the Leased Property, other than the Facility Property subject to the Taking. Tenant shall give Landlord notice of Tenant’s election to purchase within 30 days after delivery of the Taking Termination Notice. If Tenant elects to purchase all of the Leased Property, the Option Price will be determined in accordance with §13.2 and the Fair Market Value will be determined in accordance with §13.3. All other terms of the option to purchase shall be in accordance with Article 13.
10.1.2 If any Facility Property is taken during the final 12 months of the Initial Term and Landlord gives the Taking Termination Notice, Tenant shall have the option to renew this Lease with respect to the entire Leased Property (other than the Leased Property subject to the Taking), but not any part thereof. Tenant shall give Landlord irrevocable notice of Tenant’s election to renew within 30 days after delivery of the Taking Termination Notice. If Tenant elects to so renew, the Renewal Term will be in effect for the balance of the then current Term plus a 15-year period. The Renewal Term will commence on the third day following Landlord’s receipt of Tenant’s notice of renewal. All other terms of this Lease for the Renewal Term shall be in accordance with Article 12.
10.2 Partial Taking. If, after a Taking, so much of the Facility Property remains that the Facility Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of such Leased Property by the condemning authority and the Rent will be adjusted accordingly; [ii] at its cost, Tenant shall restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, attorneys’, appraisers’, and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Facility Property), or Tenant’s actual out-of-pocket costs of restoring the Facility Property; and [iv] Landlord shall be entitled to the balance of the net award. The restoration shall be completed in accordance with §§9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.
10.3 Condemnation Proceeds Not Trust Funds. Notwithstanding anything in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Taking.

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ARTICLE 11: TENANT’S PROPERTY
11.1 Tenant’s Property. Tenant shall install, place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to Landlord’s Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as “Tenant’s Property”.
11.2 Requirements for Tenant’s Property. Tenant shall comply with all of the following requirements in connection with Tenant’s Property:
(a) Tenant shall, at Tenant’s sole cost and expense, maintain, repair, and replace Tenant’s Property.
(b) Tenant shall, at Tenant’s sole cost and expense, keep Tenant’s Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant’s Property. The insurance shall meet the requirements of §4.3.
(c) Tenant shall pay all taxes applicable to Tenant’s Property.
(d) If Tenant’s Property is damaged or destroyed by fire or any other cause, Tenant shall promptly repair or replace Tenant’s Property unless Landlord elects to terminate this Lease pursuant to §9.2.2.
(e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant’s Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant’s Property.
(f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove (without replacing) any Tenant’s Property or Leased Property. Tenant shall, at Landlord’s option, remove Tenant’s Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant’s Property. If Tenant fails to remove Tenant’s Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant’s Property, Tenant’s Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant’s Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant’s Property and repairing any damage caused by such removal. Tenant’s obligations hereunder shall survive the termination or expiration of this Lease.

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(g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant’s Property. For equipment loans or leases for equipment having an original cost in excess of $100,000.00 with respect to any Facility, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys’ fees and costs.
ARTICLE 12: RENEWAL OPTIONS
12.1 Renewal Options. Tenant has the option to renew (“Renewal Option”) this Lease for one 15-year renewal term (“Renewal Term”). Tenant can exercise the Renewal Option only upon satisfaction of the following conditions:
(a) There shall be no uncured Event of Default, or any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.
(b) Tenant shall give Landlord irrevocable written notice of renewal no later than the date which is [i] 90 days prior to the expiration date of the then current Term; [ii] 30 days after Landlord’s delivery of the Termination Notice as set forth in §9.2.3; or [iii] 30 days after Landlord’s delivery of the Taking Termination Notice as set forth in §10.1.
(c) Tenant shall pay all amounts, costs, expenses, charges, Rent and other items payable by Tenant to Landlord, including, but not limited to, enforcement costs as set forth in §8.7, on the Renewal Date.
12.2 Effect of Renewal. The following terms and conditions will be applicable if Tenant renews the Lease:
(a) Effective Date. Except as otherwise provided in §9.2.3 or §10.1.2, the effective date of any Renewal Term will be the first day after the expiration date of the then current Term. The first day of each Renewal Term is also referred to as the Renewal Date.
(b) Investment Amount. Effective as of the Renewal Date, a single Investment Amount will be computed by summing all Landlord Payments made to date which have not theretofore been repaid to Landlord.

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(c) Rent Adjustment. Effective as of the Renewal Date, Landlord shall calculate Base Rent for the first Lease Year of the Renewal Term based upon a fair market value lease rate, with a floor of the prior Lease Year’s Actual Rate of Return plus the Increaser Rate for the first Lease Year of the Renewal Term and shall issue a new Rent Schedule reflecting the Base Rent adjustment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the Rent Schedule in effect on the day before the Renewal Date; and [ii] within 10 days following Landlord’s issuance of an invoice, pay the difference between the installment of Base Rent paid to Landlord for such month and the installment of Base Rent actually due for such month as a result of the renewal of the Lease.
(d) Other Terms and Conditions. Except for the modifications set forth in this §12.2, all other terms and conditions of the Lease will remain the same for the Renewal Term.
12.3 Note Maturity. If Tenant renews the Lease, then the maturity date of the note evidencing the Loan will be deemed automatically revised to be the last day of the Renewal Term.
ARTICLE 13: OPTION TO PURCHASE
13.1 Option to Purchase. Landlord hereby grants to Tenant an option to purchase (“Option to Purchase”) all of the Leased Property (but not any part thereof) in accordance with the terms and conditions of this Article 13. Tenant may exercise its Option to Purchase only by giving an irrevocable notice of Tenant’s election to purchase the Leased Property (“Purchase Notice”) in accordance with the following:
(a) During the Initial Term or any Renewal Term, Tenant must give a Purchase Notice no earlier than the date which is 180 days, and no later than the date which is 90 days, prior to the expiration date of the then current Term of this Lease.
(b) If any Facility’s Improvements are substantially destroyed during the final 12 months of the Initial Term or any Renewal Term, Tenant must give a Purchase Notice within 30 days after Landlord gives the Termination Notice pursuant to §9.2.4.
(c) If any Facility Property is taken during the final 12 months of the Initial Term or any Renewal Term by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right, Tenant must give a Purchase Notice within 30 days after delivery of the notice of Landlord’s intent to terminate pursuant to §10.1.1.
Tenant shall have no right to exercise the Option to Purchase other than in accordance with the terms of this Article 13.
13.2 Option Price. The option price (“Option Price”) will be an amount equal to the greater of [i] the Investment Amount; or [ii] the sum of [a] the Investment Amount plus [b] 100% of the Appreciation up to the amount which results in Landlord receiving the Guaranteed Return; plus [c] 85% of the balance of the Appreciation. In addition to the Option Price, Tenant shall pay all closing costs and expenses in connection with the transfer of the Leased Property to Tenant, including, but not limited to, the following: [a] real property conveyance or transfer fees or deed stamps; [b] title search fees, title insurance commitment fees, and title insurance premiums; [c] survey fees; [d] environmental assessment fees; [e] recording fees; [f] attorneys’ fees of Landlord’s counsel; and [g] fees of any escrow agent. Tenant shall also pay all amounts, costs, expenses, charges, Rent and other items payable by Tenant to Landlord, including, but not limited to, enforcement costs as set forth in §8.7.

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13.3 Fair Market Value. The fair market value (the “Fair Market Value”) of the Leased Property shall be determined as follows.
13.3.1 The parties shall attempt to determine the Fair Market Value by mutual agreement within 30 days after giving the Purchase Notice. However, if the parties do not agree on the Fair Market Value within such 30-day period, the following provisions shall apply.
13.3.2 Landlord and Tenant shall each give the other party notice of the name of an acceptable appraiser 30 days after giving of the Purchase Notice. The two appraisers will then select a third appraiser within an additional five days. Each appraiser must demonstrate to the reasonable satisfaction of both Landlord and Tenant that it has significant experience in appraising properties similar to the Leased Property. Within five days after designation, each appraiser shall submit a resume to Landlord and Tenant setting forth such appraiser’s qualifications, including education and experience with similar properties. A notice of objections to the qualifications of any appraiser shall be given within 10 days after receipt of such resume. If a party fails to timely object to the qualifications of an appraiser, then the appraiser shall be conclusively deemed satisfactory. If a party gives a timely notice of objection to the qualifications of an appraiser, then the disqualified appraiser shall be replaced by an appraiser selected by the qualified appraisers or, if all appraisers are disqualified, then by an appraiser selected by a commercial arbitrator acceptable to Landlord and Tenant.
13.3.3 The Fair Market Value shall be determined by the appraisers within 60 days thereafter as follows. Each of the appraisers shall be instructed to prepare an appraisal of the Leased Property in accordance with the following instructions:
The Leased Property is to be valued upon the three conventional approaches to estimate value known as the Income, Sales Comparison and Cost Approaches. Once the approaches are completed, the appraiser correlates the individual approaches into a final value conclusion.
The three approaches to estimate value are summarized as follows:
Income Approach: This valuation approach recognizes that the value of the operating tangible and intangible assets can be represented by the expected economic viability of the business giving returns on and of the assets.
Sales Comparison Approach: This valuation approach is based upon the principle of substitution. When a facility is replaceable in the market, the market approach assumes that value tends to be set at the price of acquiring an equally desirable substitute facility. Since healthcare market conditions change and frequently are subject to regulatory and financing environments, adjustments need to be considered. These adjustments also consider the operating differences such as services and demographics.

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Cost Approach: This valuation approach estimates the value of the tangible assets only. Value is represented by the market value of the land plus the depreciated reproduction cost of all improvements and equipment.
In general, the Income and Sales Comparison Approaches are considered the best representation of value because they cover both tangibles and intangible assets, consider the operating characteristics of the business and have the most significant influence on attracting potential investors.
The appraised values submitted by the three appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.
13.3.4 In the event of any condemnation, similar taking or threat thereof with respect to any part of the Leased Property or any insured or partially insured casualty loss to any part of the Leased Property after Tenant has exercised an Option to Purchase, but before settlement, the Fair Market Value of the Leased Property shall be redetermined as provided in this §13.3 to give effect to such condemnation, taking or loss and shall take into account all available condemnation awards and insurance proceeds.
13.3.5 Tenant shall pay, or reimburse Landlord for, all costs and expenses in connection with the appraisals.
13.4 Closing. The purchase of the Leased Property by Tenant shall close on a date agreed to by Landlord and Tenant which shall be not less than 60 days after Landlord’s receipt of the Purchase Notice and not more than 120 days after the Fair Market Value of the Leased Property has been determined. At the closing, Tenant shall pay the Option Price and all amounts payable under §13.2 in immediately available funds and Landlord shall convey title to the Leased Property to Tenant by a transferable and recordable special warranty deed and quitclaim bill of sale.
13.5 Failure to Close Option. If Tenant for any reason fails to purchase the Leased Property after Tenant has given the Purchase Notice, then Tenant shall pay Landlord all costs and expenses incurred by Landlord as a result of the failure to close, including costs of unwinding swap transactions or other interest rate protection devices and preparing for the closing. Tenant shall continue to be obligated as lessee hereunder for the remainder of the Term.
13.6 Failure to Exercise Option to Purchase and Renewal Option. If Tenant for any reason does not exercise its Option to Purchase or Renewal Option in accordance with the terms and conditions of this Lease before the expiration of the then current Term, Tenant shall be deemed to have forfeited all of Tenant’s rights to exercise the Option to Purchase and Renewal Option.

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13.7 Obligor Group Obligations Satisfaction. Tenant’s right to close on the purchase of the Leased Property following exercise of its Option to Purchase is expressly conditioned upon the prior or concurrent payment in full of the outstanding principal balance, all accrued and unpaid interest and all other amounts due and payable under the Obligor Group Obligations.
ARTICLE 14: NEGATIVE COVENANTS
Until the Obligor Group Obligations shall have been performed in full, Tenant, Subtenant and Guarantor covenant and agree that Tenant and Subtenant (and Guarantor where applicable) shall not do any of the following without the prior written consent of Landlord:
14.1 No Debt. Tenant and Subtenant shall not create, incur, assume, or permit to exist any indebtedness other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes in an amount not to exceed $100,000.00 per Facility; [iii] indebtedness relating to the Letter of Credit; and [iv] indebtedness that is secured by any Permitted Lien.
14.2 No Liens. Tenant, Subtenant and Manager shall not create, incur, or permit to exist [i] any lien, charge, encumbrance, easement or restriction upon the Leased Property, the Collateral, or any other asset of Tenant or Subtenant (including any of Tenant’s or Subtenant’s deposit accounts [as “deposit account” is defined for purposes of Article 9]), or [ii] any lien upon or pledge of any interest in Tenant or Subtenant, except, in either case, for Permitted Liens.
14.3 No Guaranties. Tenant and Subtenant shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for [i] guaranties in favor of Landlord and Landlord Affiliates and [ii] the endorsement of negotiable instruments for collection in the ordinary course of business.
14.4 No Transfer. Tenant and Subtenant shall not sell, lease, sublease, mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for [i] the subleases of the Facilities to Subtenants as anticipated hereby, [ii] subleases as to which Landlord’s consent is not required pursuant to §18.1 hereof; and [iii] transfers made in connection with any Permitted Lien.
14.5 No Dissolution. Tenant, Subtenant, Manager (if applicable) or Guarantor shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).
14.6 No Change in Management or Operation. No change shall occur in the management or licensed operation of the Facility. Manager (as defined herein) shall remain the Manager of the Facility. Each Subtenant shall remain the licensed operator of the Facility as specified on Exhibit C.

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14.7 No Investments. Tenant and Subtenant shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any Guarantor, any Affiliate, or any shareholder, member or partner of Tenant, Guarantor or any Affiliate, except for cash balances temporarily invested in short-term or money market securities and such transactions between Tenant and Subtenants, so long as Subtenants are wholly owned by Tenant.
14.8 Material Contracts. Tenant, Subtenant and Manager shall not execute, modify or renew any Material Contract. Any Material Contract that is approved by Landlord [i] shall be collaterally assigned to Landlord as additional security and such assignment shall be consented to by the other party to the Material Contract, and [ii] must provide, either by its terms or through the collateral assignment, that it is terminable upon not more than 30 days notice without the necessity of establishing cause and without payment of a penalty or termination fee by Landlord or its successors.
14.9 Subordination of Payments to Affiliates. After the occurrence of an Event of Default and until such Event of Default is cured, Tenant, Subtenant and Guarantor shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to Guarantor, Manager (if applicable), any Affiliate, or any shareholder, member or partner of Tenant, Guarantor, Manager (if applicable) or any Affiliate.
14.10 Change of Location or Name. Tenant and Subtenant shall not change any of the following: [i] the name under which Tenant or Subtenant conducts any of its business or operations; or [ii] reorganize or otherwise change its respective Organization State. Tenant shall promptly notify Landlord of any change to the location of the principal place of business or chief executive office of Tenant or Subtenant, or any office where any of Tenant’s or Subtenant’s books and records are maintained.
14.11 Anti-Terrorism Laws. None of Tenant, Subtenant, Guarantors, Manager, Company nor any Affiliate is now, or shall be at any time hereafter, a Blocked Person, whether such restriction arises under United States law, regulation, executive orders and OFAC Lists, and neither Tenant nor any Affiliate is engaging, or shall engage, in any dealings or transactions with, or shall otherwise be associated with, any Blocked Person. Tenant shall not at any time be in violation of any laws or regulations relating to terrorism, money laundering or similar activities, including, without limitation, Anti-Terrorism Laws. This §14.11 shall not apply to any person to the extent such person’s interest in Tenant, Subtenant, Guarantor, Manager, Company or any Affiliate is through a U.S. Publicly-Traded Entity.
14.12 Restrictions on Use of Units and Beds. Tenant, Subtenant and Manager shall not [i] increase the number of units at the Facility set aside as assisted living or independent living units (as set forth on Exhibit C) by more than 10% of the total number of units for the Facility (as set forth on Exhibit C); [ii] dedicate more than 40% of the total beds at the Facility (as set forth on Exhibit C) to the care of residents with Alzheimer’s disease or other dementia; or [iii] provide or contract for skilled nursing care for any Facility residents other than that level of care which is both [a] consistent with the Facility Uses, and [b] permissible under the applicable Government Authorizations.

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14.13 Medicare and Medicaid. Tenant, Subtenant and Manager shall not, in connection with any Facility, [i] participate in Medicare or Medicaid; [ii] enter into any provider agreement under Medicare or Medicaid; or [iii] accept any resident whose ability to reside at a Facility requires that the licensed operator participate in Medicare, Medicaid or any similar provider program for more than 10% of the residents who reside at a Facility.
14.14 Government Authorizations. Tenant, Subtenant or Manager shall not [i] transfer any Government Authorization to any other location; [ii] pledge any Government Authorization as collateral security for any other loan or indebtedness; or [iii] terminate or modify any Government Authorization if doing so would have a material effect on the Leased Property.
ARTICLE 15: AFFIRMATIVE COVENANTS
15.1 Perform Obligations. Tenant and Subtenant shall each perform all of its obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements. If applicable, Tenant and each Subtenant shall take all necessary action to obtain all Government Authorizations required for the operation of the Facility as soon as possible after the Effective Date.
15.2 Proceedings to Enjoin or Prevent Construction. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant’s construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings and any other related proceedings.
15.3 Documents and Information.
15.3.1 Furnish Documents. Tenant, each Subtenant and each Guarantor shall periodically during the term of the Lease deliver to Landlord all documents, reports, schedules and copies described on Exhibit E within the specified time periods and in electronic format via the email address reporting@hcreit.com. Landlord may change the email address at any time by giving notice to Tenant of such change. So long as Landlord obtains a commercially reasonable confidentiality agreement from the person or entity to which disclosure will be made, Landlord may exhibit or furnish all Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility, including the Annual Financial Statements, Periodic Financial Statements, Annual Facility Budget and all other documents, reports, schedules and copies described on Exhibit E or copies thereof, to any potential transferee of the Lease or any of the Leased Property, to any governmental or regulatory authority in connection with any legal, administrative or regulatory proceedings requiring disclosure, to Landlord’s attorneys, auditors and underwriters, and to any other person or entity for which there is a legitimate business purpose for such disclosure.

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15.3.2 Furnish Information. Tenant and each Subtenant shall [i] promptly supply Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any Obligor Group Obligation or Material Obligation, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; [v] permit Landlord to copy and make abstracts from any and all of said books and records; and [vi] make provisions to set-up and implement quarterly variance telephonic conference calls with Landlord upon Landlord’s request.
15.3.3 Further Assurances and Information. Tenant shall, on request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant and each Subtenant shall provide to Landlord such additional information regarding Tenant, Tenant’s financial condition, Subtenant, each Subtenant’s financial condition or the Facility as Landlord, or any auditor or underwriter of Landlord, may require from time to time, including, without limitation, a current Tenant’s Financial Certification and Quarterly Facility Accounts Receivable Aging Report and Quarterly Facility Accounts Payable Aging Report in the form of Exhibit F. Upon Landlord’s request, but not more than once every three years (or more often, at Landlord’s discretion during the continuance of an Event of Default), Tenant shall provide to Landlord, at Landlord’s expense, an appraisal prepared by an MAI appraiser setting forth the current fair market value of the Leased Property.
15.3.4 Material Communications. Tenant, Subtenant and Manager shall transmit to Landlord, within five Business Days after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant, Subtenant and Manager will promptly respond to Landlord’s inquiry with respect to such information. Material communications shall include, but not be limited to, notices that any Government Authorization is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade any such Governmental Authorization. Tenant, Subtenant and Manager shall promptly notify Landlord in writing within five Business Days after Tenant, Subtenant or Manager has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant, Subtenant, Manager, Guarantor, or the Facility that may affect the right to operate the Facility or Landlord’s title to the Facility or Tenant’s interest therein.
15.3.5 Requirements for Financial Statements. Tenant shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; [v] the audited financial statements shall contain an unqualified opinion; and [vi] the audited financial statements shall be prepared in accordance with GAAP requirements by a nationally or regionally recognized independent certified public accountant.

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15.4 Compliance With Laws. Tenant and each Subtenant shall comply in all material respects with all Legal Requirements and keep all Government Authorizations in full force and effect. Tenant and each Subtenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant and each Subtenant, respectively, at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant’s and each Subtenant’s respective business and operations. Tenant and each Subtenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.
15.5 Broker’s Commission. Tenant shall indemnify Landlord from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including attorneys’ fees), except to the extent that Landlord has engaged such brokers.
15.6 Existence and Change in Ownership. Tenant, Subtenant, Manager (if applicable) and each Guarantor shall maintain its existence throughout the term of this Lease. Any change in the equity ownership of Tenant, Subtenant, Manager (if applicable) or any Guarantor, directly or indirectly, that results in a change in Control (as defined within the definition of “Affiliate” in §1.4 hereof) of such entity, shall require Landlord’s prior written consent.
15.7 Financial Covenants. The defined terms used in this section are defined in §15.7.1. The method of calculating Net Worth and valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:
15.7.1 Definitions.
(a) “Net Worth” means an amount equal to the total consolidated fair market value of the tangible assets of the person (excluding good will and other intangible assets) minus the total consolidated liabilities of such person.
(b) “Portfolio Cash Flow” means the aggregate net income arising from all Facilities under this Lease as reflected on the Facility Financial Statement of each Facility plus [i] the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Base Rent payments and interest and equipment lease payments, if any, relating to the Facilities; plus [v] any other non-cash charges included in net income; and minus [vi] an imputed management fee equal to 5% of gross revenues of the Facilities (net of contractual allowances).

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(c) “Portfolio Coverage Ratio” as of any calculation date is the ratio of [i] Portfolio Cash Flow for the then preceding 12-month period; to [ii] the Base Rent payments under this Lease for the then preceding 12-month period.
15.7.2 Coverage Ratio. Tenant shall maintain for each fiscal quarter a Portfolio Coverage Ratio of not less than 0.50 to 1.00. Notwithstanding the foregoing, if the Portfolio Coverage Ratio is less than 0.50 to 1.00 for any one fiscal quarter but is at least 0.50 to 1.00 for the succeeding fiscal quarter, Tenant shall not be deemed to be in default of this §15.7.2. However, if the Portfolio Coverage Ratio is less than 0.50 to 1.00 for any two consecutive fiscal quarters, Tenant shall be deemed to be in default of this §15.7.2 unless, within five Business Days after the last day of the then most recent fiscal quarter, Tenant provides to Landlord a letter of credit (the “Additional Letter of Credit”) in an amount which, when added to the amount of the Portfolio Cash Flow for the applicable fiscal quarters would result in a Portfolio Coverage Ratio of 1.00 to 1.00 for the applicable fiscal quarters (the “Additional Letter of Credit Amount”). If and when Tenant maintains a Portfolio Coverage Ratio of not less than 1.00 to 1.00 for two consecutive fiscal quarters, the Additional Letter of Credit requirement will be eliminated. Other than as specifically set forth in this §15.7.2, the Additional Letter of Credit shall meet the requirements of this Lease applicable to the Letter of Credit.
15.7.3 Net Worth. Tenant shall cause Indemnitor to maintain for each fiscal quarter a Net Worth of at least $50,000,000.00, with cash and cash equivalents of at least $500,000.00. Tenant shall maintain for each fiscal quarter a Net Worth of at least $1.00.
15.8 Facility Licensure and Certification. Tenant, each Subtenant and Manager, as applicable, shall [i] provide Landlord with a copy of any license issued in connection with the Facility within 20 days after receipt of evidence of such license’s issuance or renewal; [ii] give written notice to Landlord within five Business Days after an inspection of the Facility with respect to health care licensure or certification has occurred and deliver to Landlord a copy of any survey, report or statement of deficiencies issued by any governmental authority within five Business days of receipt; and [iii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents related to licensing or certification listed on Exhibit E within five Business Days after receipt thereof. Tenant and Subtenant acknowledge that each has reviewed Exhibit E and agrees to the foregoing obligation. If Tenant or Subtenant receives a Facility survey or inspection report with material deficiencies, notice of failure to comply with a plan of correction or an HIPDB adverse action report, Tenant and the respective Subtenant shall either [a] cure all deficiencies and implement all corrective actions by the date required by the regulatory authority (including follow-up surveys or inspection reports), or [b] contest the applicability of any determination by appropriate proceedings so long as Tenant complies within any applicable timeframe set forth in any final, non-appealable determination. Tenant, Subtenant, and Manager shall furnish to Landlord a copy of any plan of correction within the time period specified by the applicable governmental authority.
15.9 Transfer of License and Facility Operations. If this Lease is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant’s purchase of the Leased Property, or if Tenant or Subtenant vacates the Leased Property (or any part thereof) without termination of this Lease, the following provisions shall be immediately effective:
15.9.1 Licensure. Tenant and each Subtenant shall execute, deliver and file all documents and statements reasonably requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord (“Replacement Operator”), subject to any required approval of governmental regulatory authorities, and Tenant and each Subtenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.

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15.9.2 Facility Operations. In order to facilitate a responsible and efficient transfer of the operations of the Facility, Tenant and Subtenant shall, if and to the extent requested by Landlord and subject to all applicable law, [i] deliver to Landlord the most recent updated reports, notices, schedules and documents listed in Exhibit E; [ii] continue and maintain the operation of the Facility in the ordinary course of business, including retention of all residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed; [iii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator; and [iv] provide reasonable access for Landlord and its agents to show the Facility to potential replacement operators. Tenant and Subtenant consent to the distribution by Landlord, subject to reasonable confidentiality provisions, to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility but such materials and information shall not include proprietary materials and information such as policy and procedure manuals. The provisions of this section do not create or establish any rights in Tenant, Subtenant or any third party and Landlord reserves all rights and remedies relating to termination of this Lease.
15.10 Bed Operating Rights. Tenant and Subtenant acknowledge and agree that the rights to operate the beds located at the Facility as assisted living beds and memory care beds under the law of the applicable Facility State [i] affect the value of the Leased Property, and [ii] the grant of this Lease is conditioned upon the existence of such rights. Tenant and Subtenant shall not relocate any licensed bed to any other location and shall not transfer any bed operating rights to any other party without the prior written consent of Landlord.
15.11 Power of Attorney. Effective upon [i] the occurrence and during the continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant’s purchase of the Leased Property, Tenant and Subtenant hereby irrevocably and unconditionally appoint Landlord, or Landlord’s authorized officer, agent, employee or designee, as Tenant’s and Subtenant’s true and lawful attorney-in-fact, to act for Tenant and Subtenant in Tenant’s and Subtenant’s respective name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant and Subtenant or applied for by Tenant and Subtenant in connection with Tenant’s and Subtenant’s operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing. Tenant and Subtenant irrevocably and unconditionally grant to Landlord as their respective attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant and Subtenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant’s purchase of the Leased Property.

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15.12 Information and Images. Tenant grants to Landlord and Landlord’s Affiliates the perpetual, irrevocable, worldwide right and license to reproduce, use, prepare derivative works based upon, publish, distribute, and display, by any means and in any media, information describing, and photographic or other images depicting, the Leased Property and Facilities (but not the names of the Facilities or Tenant), units, rooms, amenities and special features and the Land, Improvements and Personal Property (the “Information and Images”). Without limiting the foregoing, such Information and Images may be reproduced, used, published, distributed, and displayed by Landlord and Landlord’s Affiliates in any promotional or marketing materials, advertisements, reports, or web sites. Tenant expressly waives and releases [i] any right to receive compensation for such reproduction, use, publication, distribution, or display; [ii] any right to inspect or approve such Information and Images prior to such reproduction, use, publication, distribution, or display; or [iii] any rights under any copyright, patent, trademark, or similar statute or regulation with respect to such use, publication, distribution or display.
15.13 Compliance with Anti-Terrorism Laws. Tenant shall immediately notify Landlord if Tenant has knowledge that Tenant or any Affiliate becomes a Blocked Person or is otherwise listed on any OFAC List or [i] is convicted with respect to, [ii] pleads nolo contendere to, [iii] is indicted with respect to, or [iv] is arraigned and held over on charges involving, money laundering, predicate crimes to money laundering or any Anti-Terrorism Law. None of Tenant, Subtenant, Guarantors, Manager, Company or any Affiliate will, directly or indirectly, [a] conduct any business, or engage in any transaction or dealing, with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, [b] deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Anti-Terrorism Law, or [c] engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. In addition, Tenant hereby agrees to provide Landlord with any additional information that Landlord deems necessary from time to time in order to ensure compliance with the Anti-Terrorism Laws. This §15.13 shall not apply to any person to the extent such person’s interest in Tenant, Subtenant, Guarantor, Manager, Company or any Affiliate is through a U.S. Publicly-Traded Entity.
15.14 Contracts; Agreements. Upon request, and subject to federal, state, and local laws and regulations applicable to resident and tenant privacy, Tenant, Subtenant and Manager shall provide to Landlord true and correct copies of all [i] contracts for the provision of goods and services in connection with the operation or management of the Leased Property; and [ii] occupancy agreements, admission agreements and resident care agreements.

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ARTICLE 16: ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS
16.1 Prohibition on Alterations and Improvements. Except for Permitted Alterations (as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as “Alterations”) to the Leased Property.
16.2 Approval of Alterations. If Tenant desires to perform any Permitted Alterations, Tenant shall, if such Permitted Alterations cost more than $250,000.00, deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the “Plans and Specifications”) showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as “design development drawings” as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of §16.4 in making any Permitted Alterations.
16.3 Permitted Alterations. Permitted Alterations means any one of the following: [i] Alterations approved by Landlord; [ii] Alterations required under §7.2; [iii] Alterations having a total cost of less than $250,000.00; provided, however, that any change in the number or configuration of units in a Facility shall require Landlord’s prior approval; or [iv] repairs, rebuilding and restoration required or undertaken pursuant to §9.4 or §10.2.
16.4 Requirements for Permitted Alterations. Tenant shall comply with all of the following requirements in connection with any Permitted Alterations which cost more than $250,000.00:
(a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.
(b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.
(c) The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic’s liens.
(d) For any Permitted Alternations having a total cost of $500,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.

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(e) For any Permitted Alternations having a total cost of $500,000.00 or more, Tenant shall, at Tenant’s expense, obtain a builder’s completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy or obtain similar coverage to under already existing policies, reasonably satisfactory to Landlord. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.
(f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.
(g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised “as-built” survey of the respective Facility if the Permitted Alterations altered the Land or “footprint” of the Improvements and an “as-built” set of Plans and Specifications for the Permitted Alterations in form and substance reasonably satisfactory to Landlord.
(h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys’ fees and architects’ and engineers’ fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant’s compliance with the requirements of this section. The daily fee for Landlord’s consulting engineer is $500.00.
16.5 Ownership and Removal of Permitted Alterations. The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.
16.6 Minimum Qualified Capital Expenditures. During each Lease Year, Tenant shall, at Tenant’s option, either expend or escrow at least the Minimum Capital Expenditures Amount per unit for Qualified Capital Expenditures to improve the Facilities (provided that as to any Facility with respect to which a certificate of occupancy was not issued prior to the end of the first Lease Year, the minimum qualified capital expenditures required by this section shall be waived until the Lease Year immediately following the Lease Year in which such certificate of occupancy is issued). Thereafter throughout the Term, Tenant shall expend or escrow the applicable Minimum Capital Expenditures Amount for such Lease Year. Within 60 days after the end of each Lease Year, Tenant shall deliver to Landlord a certificate in the form of Exhibit G listing the Qualified Capital Expenditures made in the prior Lease Year. If the entire minimum amount was not expended in such Lease Year, the certificate will include certification that the balance of the current minimum amount has been deposited in a reserve account to be used solely for Qualified Capital Expenditures for the Facilities.
16.7 Signs. Tenant may, at its own expense, erect and maintain identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease, Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.

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ARTICLE 17: RESERVED
ARTICLE 18: ASSIGNMENT AND SALE OF LEASED PROPERTY
18.1 Prohibition on Assignment and Subletting. Tenant acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord’s prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant’s interest in the Lease; [iii] an arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; and [iv] a change of ownership of Tenant. Landlord’s consent to any assignment, right of first refusal or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant’s assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord’s option. Landlord’s consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Notwithstanding the foregoing, [a] Tenant may enter into a Sublease with each Subtenant for each Facility provided that each Sublease complies with §18.2, and [b] Tenant or Subtenant may enter into a Management Agreement with Manager for each Facility on terms reasonably acceptable to Landlord. Tenant shall not modify the terms of, extend or terminate any sublease without the prior written consent of Landlord. Notwithstanding the foregoing or any other provision hereof to the contrary, Landlord’s consent shall not be required with respect to any new non-residential leases covering floor space not exceeding 5,000 square feet as to any Facility.
18.2 Requests for Landlord’s Consent to Assignment, Sublease or Management Agreement. If Tenant is required to obtain Landlord’s consent to a specific assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b] such assignment, sublease or management agreement may

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not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord’s option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant’s right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant’s obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount of $2,500.00 (applies only to consent requests after the Closing); and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys’ fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment (applies only to consent requests after the Closing).
18.3 Agreements with Residents. Notwithstanding §18.1, Tenant and Subtenant may enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than two calendar years; [iii] Tenant and Subtenant may not collect rent for more than one month in advance; [iv] all residents of the Leased Property are accurately shown in accounting records for the Facility; [v] the agreement is substantially in the form approved by Landlord; [vi] the agreement does not contain an option to purchase; and [vii] the agreement provides for an initial term of at least one month (excluding limited respite care). Without the prior written consent of Landlord, Tenant and Subtenant shall not materially change the form of resident occupancy agreement that was submitted to Landlord prior to the Effective Date.
18.4 Sale of Leased Property. If Landlord or any subsequent owner of the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.

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18.5 Assignment by Landlord. Landlord may transfer, assign, mortgage, collaterally assign, or otherwise dispose of Landlord’s interest in this Lease or the Leased Property but only if the Loan is also subject to the same transaction with the same transferee, assignee, or mortgagee.
ARTICLE 19: HOLDOVER AND SURRENDER
19.1 Holding Over. If Tenant, with or without the express or implied consent of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant’s purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant five days’ written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1 1/2) times the Base Rent payable during the month in which such expiration or termination occurs, plus [ii] all Additional Charges accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
19.2 Surrender. Except for [i] Permitted Alterations; [ii] normal and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date.
19.3 Indemnity. If Tenant fails to surrender the entire Leased Property or any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant’s holdover and any claims by any proposed new tenant founded on Tenant’s failure to surrender the Leased Property. The provisions of this Article 19 shall survive the expiration or termination of this Lease.

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ARTICLE 20: LETTER OF CREDIT
20.1 Terms of Letter of Credit. To fulfill a condition for the granting of this Lease, Tenant shall provide Landlord with the Letter of Credit at the Closing. Tenant shall maintain the Letter of Credit in favor of Landlord until the Obligor Group Obligations are performed in full. The Letter of Credit shall permit partial and full draws and shall permit drawing upon presentation of a draft drawn on the Issuer and a certificate signed by Landlord stating that an Event of Default has occurred under this Lease. The Letter of Credit shall be for an initial term of one year and shall be automatically renewed annually for successive terms of at least one year unless Landlord receives notice from the Issuer, by certified mail, at least 60 days prior to the expiry date then in effect that the Letter of Credit will not be extended for an additional one-year period.
20.2 Replacement Letter of Credit. Tenant shall provide a replacement Letter of Credit which satisfies the requirements of §20.1 from an Issuer acceptable to Landlord within 30 days after the occurrence of any of the following: [i] Landlord’s receipt of notice from the Issuer that the Letter of Credit will not be extended for an additional one-year period; [ii] Landlord gives notice to Tenant that the Lace Financial Service Rating (or rating of a comparable rating service) of the Issuer is less than a “C+” (or the comparable rating of such other rating service); [iii] Landlord gives notice to Tenant of the admission by Issuer in writing of its inability to pay its debts generally as they become due, or Issuer’s filing of a petition in bankruptcy or petitions to take advantage of any insolvency act, making an assignment for the benefit of its creditors, consenting to the appointment of a receiver of itself or of the whole or any substantial part of its property, or filing a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law, regulation, or statute of the United States of America or any state thereof or [iv] Issuer is at any time determined not to be at least “adequately capitalized”, as that term is defined and used in the “Prompt Corrective Action” statute, 12 U.S.C. §1831, and implementing regulations. Tenant’s failure to comply with the requirements of this section shall be an immediate Event of Default without any notice (other than as provided for in this section), cure or grace period. Upon such Event of Default, Landlord shall be entitled to draw upon the Letter of Credit and Landlord may, solely at its option and without any obligation to do so, require Tenant to obtain a replacement Letter of Credit satisfactory to Landlord with the Letter of Credit proceeds made available to Tenant solely to secure Tenant’s reimbursement obligation for the replacement Letter of Credit.
20.3 Draws. Landlord may draw under the Letter of Credit upon the occurrence of an Event of Default hereunder. Any such draw shall not cure an Event of Default. The proceeds from the Letter of Credit (“LC Proceeds”) shall be the sole property of Landlord and may be used, retained and invested by Landlord without restriction or limitation. Landlord shall have no obligation to account for its use of the LC Proceeds and Tenant shall have no interest in or claim against the LC Proceeds. Landlord shall have the right and option, but not the obligation, to apply all or any portion of the LC Proceeds to pay all or any portion of [i] the Obligor Group Obligations; plus [ii] all reasonable expenses and costs incurred by Landlord in enforcing or preserving Landlord’s rights under this Lease or any security for the Obligor Group Obligations, including, without limitation, [a] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency, or other similar proceeding; [b] attorney, paralegal, consulting and witness fees and disbursements; and [c] the expenses, including, without limitation, lodging, meals and transportation of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency, or similar proceedings and attendance at hearings, depositions, and trials in connection therewith.

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20.4 Partial Draws. Upon the occurrence of a monetary Event of Default under the Obligor Group Obligations, Landlord may, at its option, make a partial draw on the Letter of Credit in an amount not to exceed the amount of the Obligor Group Obligations then past due. If Landlord then applies the proceeds from such partial draw on the Letter of Credit to payment of all or any portion of the Obligor Group Obligations then past due, Tenant shall, within 30 days after notice from Landlord of such partial draw and payment, cause the amount of the Letter of Credit to be reinstated to the amount in effect prior to such partial draw. Tenant’s failure to comply with the requirements of this section shall be an immediate Event of Default under the Lease Documents without any notice (other than as provided for in this section), cure or grace period. Landlord’s rights under this §20.4 are in addition to, and not in limitation of, Landlord’s rights under §20.3.
20.5 Substitute Letter of Credit. Tenant may, from time to time, deliver to Landlord a substitute Letter of Credit meeting the requirements of this Lease and issued by an Issuer acceptable to Landlord. Upon Landlord’s approval of the substitute Letter of Credit, Landlord shall release the previous Letter of Credit to Tenant.
20.6 Retention of Letter of Credit. Upon termination of this Lease due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant’s purchase of the Leased Property, Landlord shall be entitled to hold the Letter of Credit until the Obligor Group Obligations are performed in full or are released by Landlord.
ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATES
21.1 Quiet Enjoyment. So long as Tenant performs all of its obligations under this Lease, Tenant’s possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.
21.2 Subordination. Subject to the terms and conditions of this section, this Lease and Tenant’s rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound (subject to a nondisturbance or similar agreement reasonably acceptable to Tenant) to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant’s possession, use and occupancy of the Leased Property or Tenant’s enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property

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shall not affect Tenant’s rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the nondisturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant’s attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.
21.3 Attornment. If any holder of any mortgage, indenture, deed of trust, or other similar instrument described in §21.2 succeeds to Landlord’s interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord’s interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant’s attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.
21.4 Estoppel Certificates. At the request of Landlord or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel

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certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, setoffs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant’s attorney-in-fact to execute, acknowledge, and deliver on Tenant’s behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.
21.5 Subordination; Non-Disturbance, and Attornment Agreement. Notwithstanding the provisions of §§21.2 — 21.4, Tenant will enter into a Subordination, Non-Disturbance and Attornment Agreement with Landlord’s current mortgagee substantially in the form attached as Exhibit K to document the terms of Tenant’s subordination and attornment obligations and the mortgagee’s non-disturbance obligations.
21.6 Right to Use Trade Name. Tenant, Subtenant and Manager grant Landlord an irrevocable license, coupled with an interest, which license Landlord may grant to any mortgagee of the Leased Property, to use the Facility names set forth on Exhibit C, and, to the extent required by any lender of Landlord, the name “Capital Senior Living” and/or associated trademark rights and trade names relating to any of the Leased Property for a period not to exceed 120 days after the date that any holder of a mortgage, indenture, deed of trust, or other similar instrument succeeds to Landlord’s interest in the Leased Property by foreclosure or deed-in-lieu of foreclosure.
ARTICLE 22: CONTINGENT PAYMENTS
22.1 Contingent Payments. Landlord shall make Contingent Payments to the extent set forth in this section. Tenant shall request each Contingent Payment by submitting a Contingent Payment Request to Landlord or in the case of Contingent Payments for Project Improvements, a Disbursement Voucher pursuant to the Disbursing Agreement. Landlord shall make the Contingent Payment provided that [i] no Event of Default has occurred and is continuing, and [ii] Landlord has determined that all requirements for the Contingent Payment have been satisfied. Contingent Payments will be made not less than eight Business Days and not more than twelve Business Days following Tenant’s delivery of the Contingent Payment Request.
22.2 Contingent Payments for Capital Expenditures.
22.2.1 Conditions. In addition to any other requirements set forth in this section, Landlord’s obligation to make Contingent Payments for capital expenditures is subject to Landlord’s reasonable approval of the scope of work and budget, construction and disbursement schedules (if applicable), and contractor and construction agreements (if applicable). Tenant shall also provide a collateral assignment of any construction contract to Landlord and the contractor shall consent to the assignment.

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22.2.2 No Commitment. Landlord has no current commitment to make Contingent Payments for capital expenditures pursuant to §22.2.
22.3 Contingent Payments for Project Improvements.
22.3.1 Conditions. In addition to any other requirements set forth in this section, Landlord’s obligation to make Contingent Payments for Project Improvements is subject to the conditions set forth in any Disbursing Agreement which may be related to such Project Improvements.
22.3.2 No Commitment. Landlord has no current commitment to make Contingent Payments for Project Improvements pursuant to §22.3.
ARTICLE 23: SECURITY INTEREST
23.1 Collateral. Tenant and each Subtenant hereby grant to each Landlord and HCN (if not a Landlord) (individually and collectively called “Secured Party”) a security interest in all right, title and interest of Tenant and Subtenants in the following described property, whether now owned or hereafter acquired by Tenant or any Subtenant (the “Collateral”), to secure the payment and performance of the Obligor Group Obligations:
(a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as “equipment”, “inventory” and “goods” are defined for purposes of Article 9) and any leasehold interest of Tenant or any Subtenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.
(b) All accounts, deposit accounts, general intangibles, instruments, documents, and chattel paper [as such terms are defined for purposes of Article 9] now or hereafter arising.
(c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
(d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, management agreements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
(e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder, Tenant’s right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.

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(f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.
(g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
23.2 Additional Documents. At the request of Landlord, Tenant and each Subtenant shall execute additional security agreements, financing statements, and such other documents as may be reasonably requested by Landlord to maintain and perfect such security interest. Tenant and each Subtenant hereby irrevocably appoint Landlord, its successors and assigns, as Tenant’s or Subtenant’s attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant or such Subtenant. This power of attorney is coupled with an interest and is irrevocable. Tenant and each Subtenant authorize Landlord to file financing statements describing the Collateral to perfect and maintain the security interest granted hereunder without the signature or any further authorization of Tenant or any Subtenant. Landlord may not require control agreements or similar agreements concerning the deposit accounts of Tenant or Subtenants until an Event of Default has occurred and is continuing.
23.3 Notice of Sale. With respect to any sale or other disposition of any of the Collateral after the occurrence of an Event of Default, Landlord, Tenant and each Subtenant agree that the giving of 10 days’ notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant’s or Subtenant’s notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant and each Subtenant waive any other notice with respect thereto.
23.4 Recharacterization. Landlord and Tenant intend this Lease to be a true lease. However, if despite the parties’ intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord’s title to the Leased Property shall constitute a perfected first priority lien in Landlord’s favor on the Leased Property to secure the payment and performance of all the Obligor Group Obligations.
23.5 Deposit Accounts. On the Effective Date, Tenant is providing to Landlord a true and correct listing of all deposit accounts of Tenant or any Subtenant, in such detail as Landlord may reasonably require, including the applicable depository institutions and account numbers. From time to time hereafter, Tenant shall promptly provide to Landlord updated information regarding the identity of all of its and each Subtenant’s then current deposit accounts.

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ARTICLE 24: MISCELLANEOUS
24.1 Notices. Landlord, Tenant and Subtenant hereby agree that all notices, demands, requests, and consents (hereinafter “notices”) required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. Notices to any Subtenant should be sent c/o Tenant at Tenant’s address set forth in the introductory paragraph. All notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.
24.2 Advertisement of Leased Property. In the event the parties hereto have not executed a renewal Lease within 120 days prior to the expiration of this Lease, or Tenant has not exercised its Option to Purchase, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, “for sale” or “for rent” notices or signs.
24.3 Entire Agreement. This Lease contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.
24.4 Severability. If any term or provision of this Lease is held or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.
24.5 Captions and Headings. The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.
24.6 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Ohio, except as to matters under which the laws of a State in which a respective Facility is located, or under applicable procedural conflicts of laws rules, require the application of laws of such other State, in which case the laws or conflicts of laws rules, as the case may be, of such State shall govern to the extent required.
24.7 Memorandum of Lease. Tenant shall not record this Lease. Tenant shall, however, record a memorandum of lease approved by Landlord upon Landlord’s request.
24.8 Waiver. No waiver by Landlord of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant or Subtenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord’s right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

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24.9 Binding Effect. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord, Tenant and Subtenant.
24.10 No Offer. Landlord’s submission of this Lease to Tenant is not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.
24.11 Modification. This Lease may only be modified by a writing signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord’s consent to any change in ownership, merger or consolidation of Tenant, Subtenant or Guarantor, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in the amount of $2,500.00 and shall pay all of Landlord’s reasonable attorney’s fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord’s evaluation of Tenant’s request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.
24.12 Landlord’s Modification. Tenant acknowledges that Landlord may mortgage the Leased Property or use the Leased Property as collateral for collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable.
24.13 No Merger. The surrender of this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant’s default will not work a merger, and will, at Landlord’s option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord’s option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.
24.14 Laches. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

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24.15 Limitation on Tenant’s Recourse. Tenant’s sole recourse against Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms “Landlord” and “successor” include the shareholders, venturers, and partners of “Landlord” and “successor” and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant’s right to seek injunctive relief or specific performance.
24.16 Construction of Lease. This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.
24.17 Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original hereof.
24.18 Landlord’s Consent. Whenever Landlord’s consent or approval is required under this Lease, such consent or approval shall be in writing and shall not be unreasonably withheld or delayed.
24.19 Custody of Escrow Funds. Any funds paid to Landlord in escrow hereunder may be held by Landlord or, at Landlord’s election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.
24.20 Landlord’s Status as a REIT. Tenant acknowledges that Landlord (or a Landlord Affiliate) has elected and may hereafter elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue Code.
24.21 Exhibits. All of the exhibits referenced in this Lease are attached hereto and incorporated herein.
24.22 Waiver of Jury Trial. LANDLORD, TENANT AND SUBTENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT AND SUBTENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.

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24.23 Consent to Jurisdiction. TENANT AND SUBTENANT HEREBY IRREVOCABLY SUBMIT AND CONSENT TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT OR SUBTENANT IN CONNECTION WITH THIS LEASE. TENANT AND SUBTENANT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT TENANT AND SUBTENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AND SUBTENANT AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
TENANT AND SUBTENANT AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO.
TENANT AND SUBTENANT HEREBY CONSENT TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LANDLORD’S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT, SUBTENANT OR THE PROPERTY OF TENANT OR SUBTENANT IN THE COURTS OF ANY OTHER JURISDICTION.
24.24 Attorney’s Fees and Expenses. Tenant shall pay to Landlord all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord’s rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney’s and paralegal’s fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees and expenses incurred by Landlord in connection with any litigation or other proceeding; provided, however, Landlord’s internal bookkeeping and routine lease servicing costs are not payable by Tenant.
24.25 Survival. The following provisions shall survive termination of the Lease: Article 8 (Defaults and Remedies); §15.9 (Transfer of License and Facility Operations); §15.10 (Bed Operating Rights); Article 19 (Holdover and Surrender); §20.6 (Retention of Letter of Credit); Article 23 (Security Interest) and §24.25 (Survival).
24.26 Time. Time is of the essence in the performance of this Lease.
24.27 Subtenant. Each Subtenant has joined in the execution of this Lease to acknowledge that Subtenant is subject to and bound by the terms of the Lease applicable to Subtenant, including, without limitation, the grant of a security interest under Article 23.

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24.28 Savings Clause. The intention of the parties is that this Lease shall be construed as a true lease. However, to the extent that a court of competent jurisdiction determines that any amounts payable under this Lease are deemed to be interest (“Interest Payments”), the intention of Landlord and Tenant is to comply with the laws of the State concerning the rate of interest legally payable. Notwithstanding any other provision herein or in any other Lease Document, Tenant shall not be required to pay any Interest Payments in excess of the maximum lawful rate. To the extent the amount of Interest Payments ever exceeds the maximum lawful rate (“Excess Interest”), [i] the provisions of this paragraph shall govern and control; [ii] Tenant shall not be obligated to pay any Excess Interest; [iii] any Excess Interest that Landlord may have received shall be credited against the then outstanding balance of Obligor Group Obligations and, if the Excess Interest exceeds such outstanding balance, the excess amount shall be refunded to Tenant; [iv] the rate of interest applicable to any Interest Payments shall be automatically reduced to the maximum lawful rate and this Lease and any Lease Document shall be deemed reformed and modified to reflect such reduction; and [v] subject to the foregoing provisions of this paragraph, Tenant shall have no action or remedy against Landlord for any damages whatsoever or any defense to enforcement of this Lease or any Lease Document arising out of the payment or collection of any Excess Interest. In determining whether Interest Payments exceed the maximum lawful rate, Tenant agrees to spread the total amount of Interest Payments throughout the entire Term.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

Signed and acknowledged in the presence of:	HEALTH CARE REIT, INC.

Signature /s/ Donna J. Lunsford	By:	/s/ Erin C. Ibele

Print Name Donna J. Lunsford		Title:	Erin C. Ibele, Senior Vice President — Administration and Corporate Secretary
Signature /s/ Rita J. Rogge
Print Name Rita J. Rogge

(signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations.)

HCRI TEXAS PROPERTIES, LTD.

		By:	Health Care REIT, Inc., its general partner

/s/ Donna J. Lunsford	By:	/s/ Erin C. Ibele

Print Name Donna J. Lunsford		Title:	Erin C. Ibele, Senior Vice
President — Administration and Corporate Secretary
Signature /s/ Rita J. Rogge
Print Name Rita J. Rogge

402 SOUTH COLONIAL DRIVE, LLC,
311 E. HAWKINS PARKWAY, LLC,
2281 COUNTRY CLUB DRIVE, LLC,
5902 NORTH STREET, LLC,
750 NORTH COLLEGIATE DRIVE, LLC,
1011 E. PECAN GROVE ROAD, LLC,
5550 OLD JACKSONVILLE HIGHWAY, LLC,
1329 BROWN STREET, LLC and
1818 MARTIN DRIVE, LLC

		By:	Health Care REIT, Inc., its sole member

Signature /s/ Donna J. Lunsford	By:	/s/ Erin C. Ibele

Print Name Donna J. Lunsford		Title:	Erin C. Ibele, Senior Vice
President — Administration and Corporate Secretary
Signature /s/ Rita J. Rogge
Print Name Rita J. Rogge

CAPITAL TEXAS S, LLC

Signature /s/ Alice McDonald	By:	/s/ Gloria Holland

Print Name Alice McDonald		Title:	Gloria Holland, Vice President

Signature /s/ Cathy Tyler	Tax I.D. No.: 27-2873094
Print Name Cathy Tyler

Tax I.D. No.: 27-2875695	CSL S CLEBURNE, LLC
Tax I.D. No.: 27-2875784	CSL S CONROE, LLC
Tax I.D. No.: 27-2875879	CSL S LONGVIEW, LLC
Tax I.D. No.: 27-2876011	CSL S MANSFIELD, LLC
Tax I.D. No.: 27-2876109	CSL S McKINNEY, LLC
Tax I.D. No.: 27-2876227	CSL S NACOGDOCHES, LLC
Tax I.D. No.: 27-2876305	CSL S PALESTINE, LLC
Tax I.D. No.: 27-2876367	CSL S PARIS, LLC
Tax I.D. No.: 27-2876426	CSL S SHERMAN, LLC
Tax I.D. No.: 27-2876498	CSL S TYLER, LLC
Tax I.D. No.: 27-2876557	CSL S WAXAHACHIE, LLC
Tax I.D. No.: 27-2876634	CSL S WEATHERFORD, LLC

Signature /s/ Alice McDonald	By:	/s/ Keith Johanessen

Print Name Alice McDonald	Title:	Keith Johanessen, President

Signature /s/ Cathy Tyler
Print Name Cathy Tyler

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)
The foregoing instrument was acknowledged before me this 17 th day of August, 2010 by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

/s/ Donna J. Lunsford

Notary Public

My Commission Expires: April 22, 2012	[SEAL]

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)
The foregoing instrument was acknowledged before me this 17th day of August, 2010 by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, in its capacity as general partner of HCRI Texas Properties, LTD., a Texas limited partnership, on behalf of the partnership.

/s/ Donna J. Lunsford

Notary Public

My Commission Expires: April 22, 2012	[SEAL]

STATE OF OHIO	)
) SS:
COUNTY OF LUCAS	)
The foregoing instrument was acknowledged before me this 17th day of August, 2010 by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, in its capacity as sole member of each of South Colonial Drive, LLC, 311 E. Hawkins Parkway, LLC, 2281 Country Club Drive, LLC, 5902 North Street, LLC, 750 North Collegiate Drive, LLC, 1011 E. Pecan Grove Road, LLC, 5550 Old Jacksonville Highway, LLC, 1329 Brown Street, LLC and 1818 Martin Drive, LLC, each a Delaware limited liability company, on behalf of each company.

/s/ Donna J. Lunsford

Notary Public

My Commission Expires: April 22, 2012	[SEAL]

STATE OF Texas	)
) SS:
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 18th day of August, 2010 by Gloria Holland, the Vice President of Capital Texas S, LLC, a Delaware limited liability company, on behalf of the company.

/s/ Pamela Conner

Notary Public

My Commission Expires: August 2, 2014	[SEAL]

STATE OF Texas	)
) SS:
COUNTY OF Dallas	)
The foregoing instrument was acknowledged before me this 18th day of August, 2010 by Keith Johannessen, the President of each of CSL S Cleburne, LLC, CSL S Conroe, LLC, CSL S Longview, LLC, CSL S Mansfield, LLC, CSL S McKinney, LLC, CSL S Nacogdoches, LLC, CSL S Palestine, LLC, CSL S Paris, LLC, CSL S Sherman, LLC, CSL S Tyler, LLC, CSL S Waxahachie, LLC and CSL S Weatherford, LLC, each a Delaware limited liability company, on behalf of each such company.

/s/ Pamela Conner

Notary Public

My Commission Expires: August 2, 2014	[SEAL]
THIS INSTRUMENT PREPARED BY:
Kathleen A. Kress, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43604-5573

SCHEDULE 1: INITIAL RENT SCHEDULE
CAPITAL SENIOR LIVING SIGNATURE — MASTER LEASE #1
HEALTH CARE REIT, INC.

EFFECTIVE DATE	09/10/10
INITIAL TERM COMMENCEMENT DATE	10/01/10
INITIAL TERM	15 Yrs
INITIAL TERM EXPIRATION DATE	09/30/25

INITIAL INVESTMENT AMOUNT	78,800,000.00

INITIAL RENT RATE OF RETURN:	8.50%

INCREASER	As defined within the Master Lease Agreement

				RENT RATE	MONTHLY
	DATES		INCREASER	OF RETURN	RENT	ANNUAL
LEASE YEAR	FROM	TO	PERCENTAGE	(ROUNDED)	AMOUNT	RENT AMOUNT

	09/10/10	09/30/10	N/A	8.50%	385,364.38	385,364.38
1	10/01/10	09/30/11	N/A	8.50%	558,166.67	6,698,000.00
2	10/01/11	09/30/12	N/A	8.50%	558,166.67	6,698,000.00
3	10/01/12	09/30/13	N/A	8.50%	558,166.67	6,698,000.00
4	10/01/13	09/30/14	N/A	8.50%	558,166.67	6,698,000.00
5	10/01/14	09/30/15	N/A	8.50%	558,166.67	6,698,000.00
6	10/01/15	09/30/16	N/A	8.50%	558,166.67	6,698,000.00
7	10/01/16	09/30/17	N/A	8.50%	558,166.67	6,698,000.00
8	10/01/17	09/30/18	N/A	8.50%	558,166.67	6,698,000.00
9	10/01/18	09/30/19	N/A	8.50%	558,166.67	6,698,000.00
10	10/01/19	09/30/20	N/A	8.50%	558,166.67	6,698,000.00
11	10/01/20	09/30/21	N/A	8.50%	558,166.67	6,698,000.00
12	10/01/21	09/30/22	N/A	8.50%	558,166.67	6,698,000.00
13	10/01/22	09/30/23	N/A	8.50%	558,166.67	6,698,000.00
14	10/01/23	09/30/24	N/A	8.50%	558,166.67	6,698,000.00
15	10/01/24	09/30/25	N/A	8.50%	558,166.67	6,698,000.00

EXHIBIT A: LEGAL DESCRIPTIONS
CONSISTING OF EXHIBIT A-1 THROUGH EXHIBIT A-12

EXHIBIT A-1: LEGAL DESCRIPTION
Facility: Cleburne, Texas
Tract 1:
Lot 1, Block 1, Cornerstone Addition, Section 3, an addition to the City of Cleburne, Johnson County, Texas, as recorded in Volume 9, Page 492, Slide C-175, Plat Records, Johnson County, Texas.
Tract 2: Offsite Storm Sewer Easement described as follows:
BEING a tract of land in the Lot 2, Block 1, Cornerstone Addition, Section 3 as recorded in Volume 9, Page 492, Slide C-175, Plat Records Johnson County, Texas. Bearings are correlated to the Texas State Plane Coordinate System, North Central Zone, NAD 83 DATUM.
BEGINNING at a 1/2 inch steel pin with orange plastic cap stamped “Recer-Fox” set for a corner being the East corner of said Lot 2;
THENCE, South 58 degrees 28 minutes 12 seconds West, along the Southeast line of said Lot 2, 349.21 feet to a 1 inch steel pin found for a corner, being the South corner of said Lot 2;
THENCE, North 50 degrees 08 minutes 17 seconds West, along the Southernmost Southwest line of said Lot 2, 167.66 feet to a point for a corner;
THENCE, North 50 degrees 03 minutes 47 seconds East, 15.24 feet to a point for a corner;
THENCE, South 50 degrees 08 minutes 17 seconds East, 154.18 feet to a point for a corner;
THENCE, North 58 degrees 28 minutes 12 seconds East, 338.32 feet to a point for a corner in the Northeast line of said Lot 2;
THENCE, South 31 degrees 57 minutes 34 seconds East, along the Northeast line of said Lot 2, 15.00 feet to the PLACE of BEGINNING and CONTAINING 0.174 acre of land (7570.31 square feet).

EXHIBIT A-2: LEGAL DESCRIPTION
Facility: Conroe, Texas
TRACT ONE:
Being 7.493 acres (326,413 square feet) of land located in Montgomery County, Texas and situated in the W. S. Allen Survey, A-2, being the same called 7.493 acre tract of land as described in a deed to HCRI Texas Properties, Ltd. recorded under Montgomery County Clerk’s Number (M.C.C.F. No.) 2009035540 and all of Restricted Reserve “A”, Block 1 of the Minor Plat SSL Conroe, a subdivision of record under Cabinet (Cab.) Z, Page (Pg.) 1633 of the Montgomery County Plat Records (M.C.P.R.), said 7.493 acre tract being more particularly described as follows (Bearings are based on the north line of Block 1 of Longwood Subdivision recorded under Cab. C, Pg. 1868 of the M.C.P.R.;
BEGINNING at a 5/8-inch iron rod with cap stamped “TERRA SURVEYING” found in the southwest right-of-way (R.O.W.) line of Longmire Road (R.O.W. Varies) and marking the north corner of Lot 4 out of said Longwood Subdivision as described in a deed to A & M Interests, Inc. recorded under M.C.C.F. No. 9532287 and the southeast corner of said Block 1 and of the herein described tract;
THENCE, South 45°18’24” West, departing said R.O.W. line and along the north line of said Longwood Subdivision and the south line of said Block 1, a distance of 417.53 feet to a 5/8-inch iron rod found marking an angle point of said Longwood Subdivision, said Block 1 and of the herein described tract;
THENCE, South 74°59’35” West, continuing along the north line of said Longwood Subdivision and the south line of said Block 1, a distance of 420.89 feet to a 5/8-inch iron rod found in the east line of a tract of land conveyed to the Estate of Addie Fae Puckett recorded under M.C.C.F. No. 2002-82794 and marking the northwest corner of Lot 19 of said Longwood Subdivision as described in a deed to Clifford & Sherri Lee recorded under M.C.C.F. No. 2005-032489 and the southwest corner of said Block 1 and of the herein described tract;
THENCE, North 14°29’03” West, along the east line of said tract recorded under M.C.C.F. No. 2002-82794 and the west line of said Block 1, a distance of 501.27 feet to a 5/8-inch iron rod with cap stamped “TERRA SURVEYING” found marking the southwest corner of a called 1.96 acre tract of land as described in a deed to Leilani F. Allen recorded under M.C.C.F. No. 9454298 and the northwest corner of said Block 1 and of the herein described tract from which a found 3-inch fence post bears South 19° 05’ 10” East, 2.19 feet;
THENCE, North 75°05’57” East, along the south line of said 1.96 acre tract and the north line of said Block 1, a distance of 579.09 feet to a 5/8-inch iron rod with cap stamped “TERRA SURVEYING” found in the southwest R.O.W. line of aforesaid Longmire Road and marking the southeast corner of said 1.96 acre tract and the northeast corner of said Block 1 and of the herein described tract;

THENCE, along the southwest R.O.W. line of said Longmire Road and the northeast line of said Block 1, the following four (4) courses and distances:
South 53° 52’ 03” East, a distance of 112.56 feet to an “X” cut in concrete set marking an angle point of said Block 1 and of the herein described tract;
South 51° 26’ 03” East, a distance of 50.00 feet to an “X” cut in concrete set marking an angle point of said Block 1 and of the herein described tract;
South 47° 04’ 03” East, a distance of 50.00 feet to a 5/8-inch iron rod with cap stamped “TERRA SURVEYING” found marking an angle point of said Block 1 and of the herein described tract;
THENCE, South 45° 42’ 03” East, a distance of 143.20 feet to THE POINT OF BEGINNING and containing 7.493 acres, (326,413 Square Feet) of land, more or less.
TRACT TWO:
Private Drainage Easement 10 feet in width as created and defined under terms, conditions and stipulations set forth in instrument executed by Geraldine Moore, Individually and as Trustee of the Addie Fae Puckett Testamentary Trust, et al, filed under Montgomery County Clerk’s File No. 2010014278, and as amended to 15 feet by First Amendment to Drainage Easement filed under Montgomery County Clerk’s File No. 2010029315.

2

EXHIBIT A-3: LEGAL DESCRIPTION
Facility: Longview, Texas
All that certain 3.397 acre tract of land in the P.P. Rains Survey, A-258, in the City of Longview, Gregg County, Texas, being part of the called 15.534 acre tract conveyed from EPT Downreit, Inc., to Longview Theatres, L.P. by Special Warranty Deed recorded in Clerk’s File No. 200519235 of the Official Public Records of Gregg County, Texas, said 3.397 acre tract being more particularly described as follows:
Bearing and Coordinates herein are based upon the City of Longview 2002 Horizontal Control Network.
BEGINNING at a 5/8” iron rod found in the north right-of-way line of Hawkins Parkway for the most southerly southwest corner of said called 15.534 acre tract and being in the east line of the Longview Pentacostal Church called 4.509 acre tract, said 5/8” iron rod is located at coordinates N: 5902828.88 and E: 3127375.62;
THENCE: N 02 degrees 17 minutes 51 seconds W with the most southerly west line of said called 15.534 acre tract and with the east line of said called 4.509 acre tract and the Longview Pentacostal Church called 3.689 acre tract, 423.37 feet to a 5/8” iron rod found for an ell corner of said 15.534 acre tract and the northeast corner of said called 3.689 acre tract;
THENCE N 87 degrees 36 minutes 19 seconds E 339.04 feet to a 5/8” iron rod set for the northeast corner of this tract;
THENCE S 02 degrees 17 minutes 51 seconds E 449.52 feet to a 5/8” iron rod set in the north right-of-way line of Hawkins Parkway for the southeast corner of this tract;
THENCE N 87 degrees 59 minutes 04 seconds W with said right-of-way line and with the south line of said called 15.534 acre tract 340.00 feet to the POINT OF BEGINNING, containing 3.397 acres of land, more or less, being all of Lot 1, Block 1, of Signature Senior Living Addition according to the plat of same, recorded in Clerk’s File No. 200700204 of the Official Records of Gregg County, Texas.

EXHIBIT A-4: LEGAL DESCRIPTION

Facility: Mansfield, Texas
TRACT I:
Lot 17-CR3, Block 22, Heritage Estates, Section One, an Addition to the City of Mansfield, Tarrant County, Texas, according to the Plat recorded in Cabinet A, Slide 10879 of the Plat Records of Tarrant County, Texas.
TRACT II:
Easement estate created by plat recorded in Cabinet A, Slide 10879 of the Plat Records of Tarrant County, Texas over and across the following described tract of land:
Being a portion of Lot 17-CR2, Block 22, Heritage Estates, Section One, an Addition to the City of Mansfield, Tarrant County, Texas, according to the Plat recorded in Cabinet A, Slide 10879 of the Plat Records of Tarrant County, Texas, and being a sixty foot (60’) wide ingress/egress, access & utility easement along and adjacent to the Southwest property line of Tract I hereon.

EXHIBIT A-5: LEGAL DESCRIPTION
Facility: McKinney, Texas
BEING a tract of land out of the J. Magner Survey, Abstract No. 623 and in J. Magner Survey, Abstract No. 624, Collin County, Texas, and being all of Lot 2R, Block A of the Amending Plat of Parcel 905 Addition, Lot 2R, Block A, an addition to the City of McKinney, Texas according to the plat recorded in Cabinet 2009, Page 456, Map Records of Collin County, Texas as corrected by the Affidavit of Plat Correction recorded in Instrument No. 20100108000023780, Official Public Records of Collin County, Texas, and also being all of a tract of land described in General Warranty Deed to HCRI Texas Properties, Ltd. recorded in Instrument No. 20090218000178960, Official Public Records of Collin County, Texas, and being more particularly described as follows:
BEGINNING at an “X” cut in concrete set in the east right-of-way line of ALMA Road (100’ ROW) for the southwest corner of said Lot 2 and the beginning of a curve to the left having a radius of 1350.00 feet, a central angle of 13° 43’ 56”, a chord bearing and distance of North 21° 28’ 03” West, 322.78 feet;
THENCE continuing along said east right-of-way line and along said curve to the left, an arc distance of 323.56 feet to an “X” cut in concrete set for corner;
THENCE departing said east right-of-way line, the following courses and distances:
North 61° 39’ 59” East, a distance of 139.37 feet to a “X” cut in concrete set for corner at the beginning of a tangent curve to the right with a radius of 200.00 feet, a central angle of 28° 20’ 24”, and a chord bearing and distance of North 75° 50’ 11” East, 97.92 feet;
Along said curve to the right, an arc distance of 98.93 feet to a “X” cut in concrete set for corner;
South 89° 59’ 37” East, a distance of 399.07 feet to a “X” cut in concrete set for corner;
South 00° 00’ 23” West, a distance of 360.84 feet to a “X” cut in concrete set for corner;
North 89° 59’ 37” West, a distance of 307.76 feet to a “X” cut in concrete set for corner at the beginning of a tangent curve to the left with a radius of 600.00 feet, a central angle of 14° 36’ 28”, and a chord bearing and distance of South 82° 42’ 09” West, 152.56 feet;
Along said curve to the left, an arc distance of 152.97 feet to a “X” cut in concrete set for corner;
South 75° 23’ 55” West, a distance of 40.74 feet to the POINT OF BEGINNING and containing 4.6004 acres or 200,393 square feet of land, more or less.

EXHIBIT A-6: LEGAL DESCRIPTION
Facility: Nacogdoches, Texas
All that certain tract or parcel of land situated in the City of Nacogdoches, Nacogdoches County, Texas, on the HIRAM RICHEY SURVEY, A-463, being a 9.97 acre tract conveyed by Joseph M. McMurray and Robert M. McMurray to HCRI Texas Properties, LTD., as described in Special Warranty Deed dated June 14, 2006, recorded in Volume 2459, Page 309 of the Nacogdoches County Official Public Records, sold 9.97 acres being the same land called 10.00 acres and conveyed by Robert J. Millard and Gerald Millard to Marjorie Millard McMurray as described in Warranty Deed dated November 27, 1973, recorded in Volume 386, Page 934 of the Nacogdoches County Deed Records, and being more particularly described by meets and bounds as follows:
BEGINNING at a 3/4” iron pipe found for corner on a pond dam, said beginning corner being the southeast corner of the 9.97 acre tract, the southeast corner of the 10.00 acre tract, and the southwest corner of a 5.32 acre tract conveyed by James Thomas Garrard et al to Vance Garrard as described in Special Warranty Deed dated March 12, 1998, recorded in Volume 1301, Page 220 of the Nacogdoches County Official Public Records;
THENCE S 83 degrees 55 minutes 23 seconds W (call S 87 degrees 33 minutes W in 386/934 DR), with the south boundary line of the 9.97 acre tract, the south boundary line of the 10.00 acre tract, and crossing the south end of a pond at 923.84 feet pass a 3/4” iron pipe found for witness in a wire fence and at a total distance of 1244.38 feet (call 1246.2 feet in 386/934 DR) a point for corner on the east right-of-way of North Street (U.S. Highway 59 Business) from which a 1/2’ iron pipe found for witness bears S 83 degrees 55 minutes 23 seconds W, 1.91 feet, and a concrete monument found for witness bears S 24 degrees 00 minutes 17 seconds E, 170.53 feet, said corner being the southwest corner of the 9.97 acre tract and the southwest corner of the 10.00 acre tract;
THENCE with the west boundary line of the 9.97 acre tract, the west boundary line of 10.00 acre tract, and with the east right-of-way North Street as follows:
N 24 degrees 00 minutes 17 seconds W, 294.66 feet (call N 19 degrees 57 minutes W, 294.0 feet in 386/934 DR) to a 1/2” iron rod set for corner, replacing a concrete monument found for corner on 4/19/2006, now obliterated;
N 07 degrees 49 minutes 57 seconds W, 47.98 feet (call N 03 degrees 43 minutes W, 48.0 feet in 386/934 DR) to a bent 1/2” iron pipe found for corner at the northwest corner of the 9.97 acre tract and the northwest corner of the 10.00 acre tract;
THENCE N 83 degrees 26 minutes 54 seconds E, 1350.95 feet (call N 86 degrees 59 minutes E, 1350.4 feet in 386/934 DR) with the north boundary line of the 9.97 acre tract and the north boundary line of the 10.00 acre tract to a 1/2” iron pipe found for corner 7.0 feet north of the thread of a small branch, said corner being the northeast corner of the 9.97 acre tract, the northeast corner of the 10.00 acre tract, and in the west boundary line of the aforementioned 5.32 acre tract;
THENCE S 03 degrees 39 minutes 25 seconds E, 339.80 feet (call South, 340.0 feet in 386/934 DR) with the east boundary line of the 9.97 acre tract, the east boundary line of the 10.00 acre tract, and with the west boundary line of 5.32 acre tract to the place of BEGINNING, containing within these calls 9.97 acres.

EXHIBIT A-7: LEGAL DESCRIPTION
Facility: Palestine, Texas
All of Lot 1, Block A, Dogwood Trails, an Addition to the City of Palestine, Texas, according to the Map or Plat thereof recorded in Cabinet E, Slide 343-B, Map Records of Anderson County, Texas.

EXHIBIT A-8: LEGAL DESCRIPTION
Facility: Paris, Texas
Being a 3.726 acre tract of land situated within the Corporate Limits of the City of Paris, Lamar County, Texas, also being known and described as a 3.728 acre tract of land in Schedule A of a Commitment For Title Insurance, G. F. No. 2545OL; also being a part of the Hiram Williams Survey, Abstract 1003, also being a part of a 73.53 acre tract of land described in a deed to Sally H. McCoy, Harper Six Family Limited Partnership, The Donald Grant Wilson 1998 Trust, The Houston Gregory Wilson 1998 Trust, Houston David Harrison, Donald G. Wilson, and Barbara H. Wilson, recorded in Volume 1037, Page 183, of the Lamar County Deed Records, and being the same 3.726 acre tract conveyed to HCRI Texas Properties, Ltd, by deed recorded in Volume 1703, Page 250 of the Lamar County Official Records, and being further described as follows:
Beginning at an iron pin set for corner in the East Boundary Line of Collegiate Drive at the Southwest corner of a 0.432 acre tract of land previously conveyed out of said 73.53 acre tract and described in a deed to Jon Landers recorded in Volume 1373, Page 119, of the Lamar County Real Property Records;
Thence South 68° 51’ 20” East with the South line of said Landers tract (same line called North 68° 51’ 20” W in Volume 1373, Page 119, and used as the bearing base), at 142.20 feet passing the Southeast corner of the Landers tract, continuing across said 73.53 acre tract in all a distance of 412.50 feet to an iron pin set for corner;
Thence East across the 73.53 acre tract a distance of 66.63 feet to an iron pin set for corner in the West Line of Springlake Estates Phase 4 as shown by plat recorded in Envelope 225C of the Lamar County Plat Records, said point also being in the West Line of an alley;
Thence South 00° 56’ 16” East with said West Line a distance of 338.63 feet to an iron pin set for corner;
Thence North 68° 52’ 38” West across the 73.53 acre tract a distance of 644.15 feet to an iron pin set for corner in the East Boundary Line of Collegiate Drive and in a curve to the left having a radius of 989.93 feet;
Thence Northerly with said East Boundary Line and around said curve to the left, long chord bears North 29° 25’ 30” East a distance of 293.06 feet, an arc distance of 294.14 feet to the place of beginning, and containing 3.726 acres of land.

EXHIBIT A-9: DESCRIPTION OF LAND
Facility: Sherman, Texas
Lot 1, Block 2, of the Replat of Lots 1 and 2, Block 2, Heritage Park Addition, Phase One, an addition to the City of Sherman, Texas, as shown by plat of record in Volume 18, at Page 11 of the Plat Records of Grayson County, Texas.

EXHIBIT A-10: LEGAL DESCRIPTION
Facility Name: Tyler, Texas
TRACT 1:
All that certain tract or parcel of land situated in the Marshall University Survey, Abstract 624, Smith County, Texas, being all of Lot 6, New City Block 1554-A, of the Signature Senior Living Addition, in the City of Tyler, according to the final plat thereof recorded in Cabinet “D”, Slide 334-B of the Plat Records of Smith County Texas, being the same tract described in a Special Warranty Deed from 110 Retail, Ltd., a Texas limited partnership, et al, to HCRI Texas Properties, Ltd., a Texas Limited partnership, with an effective date of April 13, 2006, and recorded under Clerk’s File Number 2006-R00018212, of the Official Records of Smith County, Texas.
TRACT 2: EASEMENT ESTATE
All that certain tract or parcel of land situated in the Marshall University Survey, Abstract 624, Smith County, Texas, being out of and a part of Lot 5, New City Block 1554-A, of the Boozer Addition to the City of Tyler, according to the final plat thereof recorded in Cabinet ‘D’, Slide 302-A of the Plat Records of Smith County, Texas, and being more particularly described by metes and bounds as follows:
BEGINNING at 1/2” iron rod set for the southwest corner of said Lot 5, N.C.B. 1554-A, same being in the east right-of way line F.M. Road 2493 (Old Jacksonville Highway, ultimate 105-ft. wide R.O.W.);
THENCE, North 27°38’33” East, with the west line of said Lot 5, same being said east right-of way line of F.M. Road 2493 (and the bearing basis of this survey as related to the record bearing), a distance of 15.55 feet to a 1/2” iron rod set for the northwest corner of the herein described tract;
THENCE, South 77°37’42” East, a distance of 545.91 feet to a 1/2” iron rod set for the northeast corner of the herein described tract;
THENCE, South 12°22’18” West, a distance of 15.00 feet to a 1/2” iron rod set for the southeast corner of the herein described tract, same being in the south line of said Lot 5;
THENCE, North 77°37’42” West, with said south line of said Lot 5, a distance of 550.00 feet to the POINT OF BEGINNING and containing 0.189 acre of land.

EXHIBIT A-11: LEGAL DESCRIPTION
Facility: Waxahachie, Texas
BEING a tract of land situated in the John Gooch Survey, Abstract No. 393, in the City of Waxahachie, Ellis County, Texas, and being all of a called 3.2402 acre tract of land described in a Warranty Deed to 1329 Brown Street, LLC, recorded in Volume 2467, Page 1021 of the Deed Records of Ellis County, Texas, also being all of Lot 1, Block 1, of Chapman Corner, an addition to the City of Waxahachie, Ellis County, Texas, according to the plat thereof recorded in Cabinet H, Slide 559 of the Plat Records of Ellis County, Texas, and being more particularly described as follows:
BEGINNING at a 1/2-inch iron rod found in the westerly right-of-way line of Brown Street (an 80-foot wide public right-of-way, also known as Farm to Market Road 813) and being the northeast corner of Lot 5, Block A of CHAPMAN PLAZA, PHASE II, an addition to the City of Waxahachie, Ellis County, Texas, according to the plat thereof recorded in Cabinet G, Slide 268 of the Plat Records of Ellis County, Texas, same being the southeast corner of said Lot 1, Block 1;
THENCE leaving the westerly right-of-way line of Brown Street with the north line of CHAPMAN PLAZA, PHASE II and along the south line of said Lot 1, Block 1, North 62 degrees 20 minutes 00 seconds West, a distance of 358.26 feet to a 1/2-inch iron rod found for the northwest corner Block A, same being on the northeast line of Lot 22, Block A of UNIT 9, CHAPMAN PLACE ADDITION, an addition to the City of Waxahachie, Ellis County, Texas according to the plat thereof recorded in Cabinet E; Slide 165 of the Plat Records of Ellis County, Texas, same being the southwest corner of said Lot 1, Block 1;
THENCE with the east line of Lot 22, Block A and the west line of said Lot 1, Block 1, North 02 degrees 52 minutes 24 seconds West, a distance of 143.63 feet to a 1/2-inch iron rod found for the northeast corner of Lot 22, Block A, same being the southeast corner of a called 0.4260 acre tract of land as described in deed to Waxahachie I.S.D., recorded in Volume 1737, Page 1641, of the Deed Records of Ellis County, Texas;
THENCE with the east line of the called 0.4260 acre tract and continuing along the west line of said Lot 1, Block 1, North 09 degrees 07 minutes 45 seconds East, a distance of 161.73 feet to a 5/8-inch capped iron rod stamped “KHA” set for the northwest corner of said Lot 1, Block 1;
THENCE leaving the east line of the called 0.4260 acre tract and along the north line of said Lot 1, Block 1, South 80 degrees 52 minutes 11 seconds East, a distance of 175.06 feet to a 5/8-inch capped iron rod stamped “KHA” set for corner;
THENCE continuing along the north line of said Lot 1, Block 1, South 62 degrees 20 minutes 00 seconds East, a distance of 316.69 feet to a 5/8-inch capped iron rod stamped “KHA” set for the northeast corner of said Lot 1, Block 1, said corner also being in the westerly right-of-way line of Brown Street;
THENCE with the westerly right-of-way line of Brown Street, South 27 degrees 40 minutes 00 seconds West, a distance of 332.70 feet to the POINT OF BEGINNING and containing 3.2402 acres of land.

EXHIBIT A-12: LEGAL DESCRIPTION
Facility: Weatherford, Texas
Lot 2-B-2B, Block 2, SOUTHPARK ADDITION, an Addition to the City of Weatherford, Parker County, Texas, according to the Plat thereof recorded in Cabinet C, Slide 369, Plat Records, Parker County, Texas.

EXHIBIT B: PERMITTED EXCEPTIONS
CONSISTING OF EXHIBIT B-1 THROUGH EXHIBIT B-12

EXHIBIT B-1: PERMITTED EXCEPTIONS
Facility: Cleburne, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	The following, all according to plat recorded in Volume 9, Page 492 of the Plat Records of Johnson County, Texas (as to Tract I):
a.	Fifteen foot (15’) building line along the northeast and southeast property lines.

b.	Twenty foot (20’) building line along the southwest property line.
5.	Terms and conditions of Memorandum of Lease by and between Landlord and Tenant.

6.	Storm Sewer Easement dated January 20, 2006, recorded in Volume 3719, page 453.

7.
Sanitary sewer manholes and cleanouts, concrete flume, transformer and grate inlets located on subject property and drain box located in south corner area as shown on survey dated June 28, 2010, prepared by Chris L. Blevins, R.P.L.S. No. 5792. (affects Tract 1)

8.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, recorded on August 18, 2009, under Document No. 25607, corrected and re-recorded on September 15, 2009, under Document No. 28563. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, filed for record on August 18, 2009, under Document No. 25606, corrected and re-recorded on September 15, 2009, under Document No. 28564. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, filed for record on August 18, 2009, under Document No. 25609. Financing Statement filed for record on August 18, 2009, under Document No. 25610. Subordination and Standstill Agreement dated August 17, 2009, filed of record on August 26, 2009, under Document No. 26459. Subordination Agreement dated                     , recorded                      under Volume                     , Page                     .

EXHIBIT B-2: PERMITTED EXCEPTIONS
Facility: Conroe, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.
Pipeline, Telegraph and Telephone Right-of-Way Easement granted to Moran Utilities Company in instrument executed by W. T. Hooper and wife, Linda Hooper, dated May 11, 1964, recorded in Volume 568, Page 74.

5.
An undivided 3/4ths of all oil, gas and other minerals reserved by Richard E. Hill, E. Davis Hailey and T. H. Edens in instruments recorded in Volume 471, Page 300 and recorded under County Clerk’s File No. 8328883.

6.	The following, all according to plat recorded in Cabinet Z, Sheets 1633 & 1634, of the Plat Records of Montgomery County, Texas:
a.	Building setback 26 feet in width adjacent and parallel to Longmire Road;

b.	Building setback 5 feet in width along common boundary lines (southeasterly and south) with Block 1 of Longwood Subdivision;

c.	Building setback 10 feet in width along westerly property line, extending from south boundary line of subject to tract to south boundary line of 0.8560-acre drainage, detention, and access easement;

d.
Variable width building setback extending from westerly right-of-way line of Longmire road to easterly boundary of 0.8560-acre drainage, detention and access easement and extending from northwesterly boundary line of subject tract to the south boundary line of said drainage, detention and access easement;

e.	0.8560-acre Drainage, Detention and Access Easement; and

f.	Utility easement 11 feet in width adjacent and parallel to westerly boundary line of existing Moran Utilities Company easement.
7.
Grate inlets, storm sewer lines, water lines, gas lines, clean outs, manholes and overhead electric line over and across subject property as shown on survey last revised July 2, 2010, prepared by George Collison, R.P.L.S. No. 4461. (affects Tract 1)

8.
Private Drainage Easement 10 feet in instrument by Geraldine Moore, Individually and as Trustee of the Addie Fae Puckett Testamentary Trust, et al, filed under Montgomery County Clerk’s File No. 2010014278, and as amended to 15 feet by First Amendment to Drainage Easement filed under Montgomery County Clerk’s File No. 2010029315.

9.	Terms and conditions of Memorandum of Lease by and between Landlord and Tenant.

EXHIBIT B-3: PERMITTED EXCEPTIONS
Facility: Longview, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	Right of Way from R. T. Henderson et al to Arkansas Louisiana Gas Company, recorded in Volume 398, Page 348.

5.	Right of Way from R. T. Henderson et al to Trans-Tex Drilling Company, recorded in Volume 413, Page 486, Deed Records.

6.	Right of Way from M. B. Henderson et al to Arkansas Louisiana Gas Company, recorded in Volume 420, Page 501.

7.	Right of Way from R. T. Henderson to Arkansas Louisiana Gas Company, recorded in Volume 420, Page 503.

8.	Right of Way from G. T. Henderson and wife, Hattie Bell Henderson to Arkansas Louisiana Gas Company, recorded in Volume 422, Page 1.

9.	Right of Way from Mrs. Willie Ward to Arkansas Louisiana Gas Company, recorded in Volume 422, Page 2.

10.	Right of Way from by R.T. Henderson, et al to American Republic Corporation recorded in Volume 418, Page 369.

11.	Mineral severance contained in instrument recorded in Volume 1327, Page 323.

12.	Right of Way executed by City of Longview to Southwestern Electric Power Co., recorded in Volume 2607, Page 618.

13.	All of the following according to Plat recorded in 200700204 of the Official Records of Gregg County, Texas:
•	Ten foot (10') building setback lines along the North, West and East boundary lines;

•	Twenty-five foot (25') building setback line on the South boundary line;

•	20' x 35' utility easement located in the Southeast corner of lot.
14.	Memorandum of Lease by and between Landlord and Tenant.

15.	Right of Way dated October 26, 2006, by HCRI Texas properties, Ltd. to Southwestern Electric Power Company, recorded under County Clerk’s File No. 200624499.

16.	Right of Way dated December 20, 2006, to Longview Cable Television Co., Inc. recorded under County Clerk’s File No. 200701231.

17.
Storm manholes, inlets and main storm drain pipe over and across subject property and overhead power line and power poles along the south side of subject property as shown on survey dated July 5, 2010, prepared by David R. Collins, R.P.L.S. No. 1954.

18.
Deed of Trust dated August 17, 2009, recorded under County Clerk’s File No. 200917228. Cross Collateral Agreement and Amendment Deed of Trust dated August 17, 2009, recorded under County Clerk’s File No. 200917229. Subordination, Non-Disturbance and Attornment Agreement filed for record August 18, 2009, in County Clerk’s File No. 200917230. Assignment of Security Instrument and Cross-Collateralization Agreement dated July 24, 2009, recorded August 18, 2009, in County Clerk’s File No. 200917232. Subordination Agreement dated                     , recorded                     , in File #                     , Official Public Records, Gregg County, Texas. UCC-1, Financing Statement recorded August 18, 2009, under County Clerk’s File No. 200917233.

EXHIBIT B-4: PERMITTED EXCEPTIONS
Facility: Mansfield, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	Restrictive Covenants recorded in/under Volume 8751, Page 2399.

5.
Mineral interest as described in instrument executed by William Sebree Wright, Sr. and wife, Marguerite Wright to R. E. Ragland and J. W. Ragland dated May 26, 1950, filed May 26, 1950, recorded in/under Volume 2198, Page 265.

6.	Terms and conditions of a Memorandum of Lease by and between Landlord and Tenant.

7.
25’ building line along the Southeast property line; 10’ utility easement along the Southeast and East property line; 15’ utility easement along the Southwest property line; and 20’ utility and screening wall easement along the East property line as shown on the plat recorded in Cabinet A, Slide 10879, Plat Records of Tarrant County, Texas.

8.	Mineral estate and interest in instrument filed December 21, 2005, cc# D205380267.

9.	Mineral estate and interest in instrument filed March 2, 2006, cc# D206060573.

10.
Underground Water and all rights incident thereto, reserved by James M. Makens in Special Warranty Deed filed December 21, 2005, cc# D205380267. Together with Special Warranty Deed conveying said water rights from James M. Makens to HCRI Texas Properties, Ltd. filed March 2, 2006, cc# D206060572.

11.
Mineral Lease to Harding Company from William S. Wright, Jr. in Memorandum of Oil and Gas Lease filed September 7, 2006, cc# D206278555. As affected by Amendment to Oil and Gas Lease filed December 8, 2008, recorded under cc# D208448205 and by Ratification of Oil, Gas, and Mineral Lease filed December 11, 2008, recorded under cc# D208452454.

12.	Grate inlets and sewer cleanouts located over and across subject property as shown on survey last revised June 30, 2010, prepared by Chris L. Blevins, R.P.L.A. No. 5792.

13.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, filed for record on August 18, 2009, under County Clerk’s File No. D209221066. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, filed for record on August 18, 2009, recorded under County Clerk’s File No. D209221067. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, filed for record on August 18, 2009, under county Clerk’s File No. D209221070. Subordination Agreement dated                     , recorded                      in Clerk’s File #                     . Financing Statement filed for record on August 18, 2009 under County Clerk’s File No. D209221071.

EXHIBIT B-5: PERMITTED EXCEPTIONS
Facility: McKinney, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.
Restrictive covenants filed 05/04/1995, under County Clerk’s File No. 95-0030577. First Amendment recorded in Volume 4258, Page 222. Second Amendment recorded in Volume 5120, Page 1091. Supplements recorded 03/14/1996 under County Clerk’s File No. 96-0020866, and recorded 04/10/2006 under County Clerk’s File No. 20060410000467910. Notice of Filing of Dedicatory Instruments recorded in Volume 5290, Page 1171. First Supplement to Notice of Filing of Dedicatory Instruments recorded in Volume 5351, Page 862. Second Supplement to Notice of Filing of Dedicatory Instruments recorded in Volume 5735, Page 4448. First Amendment to Filing of Dedicatory Instruments recorded in Volume 5727, Page 1703. First Amendment to By-Laws filed 02/20/2008, recorded under County Clerk’s File No. 20080220000202210.

5.	Easement granted by W.D. Smith to Denton County Electric Cooperative, Inc., filed 03/18/1953, recorded in Volume 468, Page 202.

6.	Easement granted by Westerra Stonebridge, L.P. to Denton County Electric Cooperative, Inc., filed 08/01/2005, recorded in Volume 5971, Page 301.

7.
Terms, provisions, conditions and easements contained in Amended and Restated Development Agreement filed 09/25/1997, recorded in Volume 4005, Page 561. Second Amendment filed 03/21/2000, recorded in Volume 4629, Page 136. Third Amendment filed 03/21/2000, recorded in Volume 4629, Page 147. Fourth Amendment filed 10/21/2003, recorded in Volume 5528, Page 2178.

8.
Terms, provisions, conditions of Development Agreement, dated 02/16/1999 as evidenced and affected by First Amendment Development Agreement filed 04/01/2004, recorded in Volume 5639, Page 6772, and Second Amended Development Agreement filed 04/01/2004, recorded in Volume 5639, Page 6796.

9.	Terms, provisions, conditions, easements, obligations, assessments and liens contained in instrument filed 05/04/1995, County Clerk’s File No. 95-0030577, together with all amendments and supplements.

10.	Terms and conditions of a Memorandum of Lease between Landlord and Tenant.

11.	Cable Television Easement dated August 10, 2010, recorded August 24, 2010 in Instrument No. 201000824000883770.

12.	Covenants To Maintain and Repair Shared Drive dated February 13, 2009, filed February 18, 2009, recorded under Instrument No. 20090218000178990.

13.	The following item(s) as shown on plat recorded in Volume 2009, Page 456, Map Records, Collin County, Texas, together with Affidavit of Plat Correction recorded under Instrument No. 20100108000023780.
Seventeen and one-half (17.5) foot drainage easement along the west side;
Fifteen (15) foot and seven and one-half (7.5) foot sanitary sewer easement(s) across west and north sides;
Ten (10) foot by ten (10) foot water easements over and across subject property;
Fifteen (15) foot by ten (10) foot water easement along the north side;
Ten (10) foot and twenty (20) foot Oncor Electric Delivery Company LLC easement over and across subject property;
Twelve (12) foot and variable width fire lane, mutual access easement(s) and water and storm sewer easement(s) over and across subject property;
Twenty-four (24) foot and variable width fire lane easement over and across subject property.
14.	Inlets, storm drains and clean outs located over and across subject property as shown on survey last revised July 7, 2010, prepared by Dana Brown, R.P.L.S. No. 5336.

EXHIBIT B-6: PERMITTED EXCEPTIONS
Facility: Nacogdoches, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.
Right-of-Way/Easement described in instrument from Bob T. Millard and Katie Millard to Gulf Pipe Line Company and Gulf Production Company, dated May 15, 1925, recorded in Volume 114, Page 225, and as transferred and assigned in instrument dated November 2, 1959, from Gulf Refining Company and Gulf Oil Corporation, successors in interest to Gulf Pipe Line Company and Gulf Production Company, to Texas Eastern Transmission Corporation, recorded in Volume 286, Page 124.

5.	All of the following as shown on survey by Glenn Hoffpauir, RPLS No. 4492, dated July 30, 2010:
•	Encroachment of roof overhang of Flea Market restroom building and electrical outlet for flea market vendors onto subject property;

•	Six (6) foot setback line along the north and south sides and twenty (20) foot along westerly side of subject property;

•	Storm water detention areas, transformer and grate inlets;

•	Protrusion of pond onto adjoining property along south side of subject property;

•	Rights or claims of adjoining property owner in that portion of insured property lying between fence and property line;

•	Any rights of adjoining property owner in use of pond located on subject property.
6.
Mineral Lease from Joseph M. McMurrey and Robert M. McMurrey, Independent Co-Executors of the Estate of Marjorie M. McMurrey, Deceased and Jeter and Associates, dated February 8, 2005, filed May 16, 2005 and recorded in/under Document Number 75184.

7.	Terms and conditions of the Memorandum of Lease made by Landlord and Tenant.

8.
Mineral and/or Royalty Interest from Joseph M. McMurrey and Robert M. McMurrey, as Co-independent Executors of the Estate of Marjorie M. McMurrey Deceased to HCRI Texas Properties, Ltd., dated June 14, 2006, recorded in Volume 2459, Page 309.

9.	Right-of-Way Easement from HCRI Texas Properties, Ltd. to TXU Electric Delivery Company, dated October 6, 2006, recorded in Volume 2640, Page 1.

10.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, recorded in Volume 3113, Page 1. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, recorded August 18, 2009 in Volume 3113, page 77. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, recorded August 18, 2009, in Volume 3113, Page 129. Subordination Agreement dated                     , recorded                      in Volume                     , Page                     . Financing Statement filed for record on August 18, 2009, in Volume 3113, Page 134.

EXHIBIT B-7: PERMITTED EXCEPTIONS
Facility: Palestine, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	Oil, Gas and Mineral Lease in instrument dated August 3, 1954, from Walter Kaudelka et ux to Lion Oil Company, of record in Volume 491, Page 93.

5.	Oil, Gas and Mineral Lease in instrument dated November 3, 1978, from Walter Kaudelka et ux to Tomlinson Interest, Inc., of record in Volume 886, Page 334.

6.	Easement in instrument dated August 30, 2005, from Morning Dove, Inc. to Comcast of Texas I, L.P., of record in Volume 1945, Page 522.

7.	Right of way instrument dated May 23, 2005, from Morning Dove, Inc. to TXU Electric Delivery Co., of record in Volume 1950, Page 615.

8.	All of the following, as shown on Plat recorded in Map Envelope 343-B, Map Records of Anderson County, Texas:
•	10’ building lines along easterly and westerly sides;

•	25’ building lines along the northerly and southerly sides;

•	15’ utility easement over and across subject property;

•	Emergency access easement.
9.	Memorandum of Lease by and between Landlord and Tenant.

10.	Sanitary sewer manholes, clean outs and grate inlet located over and across subject property as shown on survey dated July 7, 2010.

EXHIBIT B-8: PERMITTED EXCEPTIONS
Facility: Paris, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	The following according to Plat recorded in Envelope 396-C, of the Plat Records of Lamar County, Texas.
•	10’ building set back line along North and South property lines,

•	20’ landscaped buffer yard along east property line,

•	25’ building set back line along West property line,

•	24’ fire lane and utility easement,

•	5’ utility easement along West property line,

•	10’ utility easements along South property line,

•	10’ foot easement near South property line,

•	25’ water easement near South property line,

•	15’ water line easement near South property line.
5.	Memorandum of Lease by and between Landlord and Tenant.

6.	Private sanitary sewer line and water line along the south side and 12” ADS over and across subject property.

7.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, recorded in Document No. 071953-2009. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, recorded in Document No. 071954-2009. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, recorded in Document No. 071957-2009. Subordination, Non-Disturbance and Attornment Agreement dated August 17, 2009, recorded in Document No. 071955-2009. Subordination and Standstill Agreement dated August 17, 2009, recorded in Document No. 071956-2009. Subordination Agreement dated                     , recorded                      in Document No.                     . UCC Financing Statement recorded in Document No. 071958-2009.

EXHIBIT B-9: PERMITTED EXCEPTIONS
Facility: Sherman, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.
Any matter, including but not limited to easements, roadways and/or building setback lines, as shown on the recorded plat of the Addition of record in Volume 18, at Page 11 of the Plat Records of Grayson County, Texas:

•	Twenty-five (25) foot building line along the south and east sides;

•	Fifteen (15) foot drainage and utility along the west side.
5.	Dedication of Streets and Easements of record in Volume 3556, at Page 514.

6.	Dedication of Streets and Easements of record in Volume 3556, at Page 564.

7.	Dedication of Easement for Utilities of record in Volume 3632, at Page 897.

8.	Dedication of Easement for Utilities of record in Volume 3632, at Page 917.

9.	Terms and conditions of a Memorandum of Lease by and between Landlord and Tenant.
10.	Interest in oil, gas or other minerals as reserved in Deed from Arthur Gleckler and William James Gleckler, Trustee, to Ibrahim Abu Sarris dated August 26, 1977, recorded in Volume 1405, at Page 479.

11.	Easements for public road and for utilities as referred to in Deed to Ibrahim Abu Sarris recorded in Volume 1405, at Page 479.

12.	Easement to TXU Electric Delivery Company recorded in Volume 4084, at Page 622.

13.	Grate inlets, transformer and concrete flumes located on subject property as shown on survey last revised July 6, 2010, prepared by Douglas W. Underwood, R.P.L.S. No. 4709.

14.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, recorded on August 18, 2009, in Volume 4682, Page 1. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, recorded on August 18, 2009, in Volume 4682, Page 79. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, recorded on August 18, 2009 in Volume 4682, Page 134. Subordination Agreement dated                     , recorded                      in Clerk’s #                    . Financing Statement filed August 18, 2009 under Clerk’s File Number 2009-0016467, recorded in Volume 4682, Page 140.

EXHIBIT B-10: PERMITTED EXCEPTIONS
Facility Name: Tyler, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	Rights of way and easement located along west boundary line granted to Texas Power & Light Company by instruments recorded in Volume 352, Page 460 and Volume 444, Page 17.

5.	16’ wide easement and right of way located along the west boundary line granted to Texas Power & Light Company by instrument recorded in Volume 3029, Page 527.

6.	50’ wide easement to Ensearch Corporation by instrument recorded in Volume 2834, Page 38 and as partially released and relocated by document recorded in Volume 2877, Page 650.

7.	Mineral severance in instrument recorded in Volume 2258, Page 6.

8.	The following per plat recorded in Cabinet D, Slide 334-B in the Smith County, Texas Plat Records:
a.	Portion of a 30’ wide joint ingress-egress easement on the north;

b.	Drainage easement at southwest corner;

c.	0.031 acre in a 15’ wide sanitary sewer easement at southwest corner;

d.	0.054 acre dedicated for highway right-of-way purposes on west boundary.
9.	The following as shown on survey prepared by Robert Matush, RPLS No. 3683, dated July 1, 2010:
a.	Building line on eastern side of property, running north to south (affects Tract 1);

b.	25’ building line along west side;

c.	Storm drain along north side; and

d.	Grate inlets.
10.	Terms and conditions of Memorandum of Lease by and between Landlord and Tenant.

11.	Restrictive Covenants recorded in Clerk’s File No. 2006-R00018212.

12.	20’ wide right of way along the east boundary line granted to Southwestern Bell Telephone Co. by instrument recorded in Volume 621, Page 245.

13.
Mutual Ingress/Egress Easements between HCRI Texas Properties, Ltd and Tracta Meum Digitum Enterprises, LP, by instrument recorded in Clerk’s File No. 2006-R00018213, as amended by Amended and Restated Mutual Ingress/Egress Easements dated June 28, 2009, recorded under County Clerk’s File No. 2009-R00034742.

14.
Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009, recorded under County Clerk’s File No. 2009-R0040675. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, recorded under County Clerk’s Instrument Number 2009-R00040676. Subordination, Non-Disturbance and Attornment Agreement dated August 17, 2009, recorded under County Clerk’s File No. 2009-R00040677. Subordination and Standstill Agreement executed August 17, 2009, recorded under County Clerk’s File No. 2009-R00040678. Assignment of Security Instrument and Cross-Collateralization Agreement dated August 17, 2009, recorded under County Clerk’s File No. 2009-R00040679. Subordination Agreement dated                     , recorded                      in Clerk’s File #                     . UCC-1, Financing Statement filed for record August 18, 2009, recorded under County Clerk’s Instrument No. 2009-R000040680.

EXHIBIT B-11: PERMITTED EXCEPTIONS
Facility: Waxahachie, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	Right of Way Easement to the City of Waxahachie recorded June 15, 1990 in Volume 839, Page 231.

5.
Mutual, Non-exclusive, Ingress/Egress Easement by and between Richard A. Chapman and Steven F. Chapman, Sellers and HCRI Texas Properties, Ltd, Purchaser recorded April 11, 2007 in Volume 2310, Page 1104.

6.	Terms and conditions of Memorandum of Lease by and between Landlord and Tenant.

7.
The following items as set out on plat recorded in Cabinet H, Page 559, Plat Records, Ellis County, Texas and as shown on survey last revised July 7, 2010, prepared by Michael B. Marx, R.P.L.S. No. 5181:

•	Forty foot building set back line along the southeasterly side;

•	Ten foot landscape set back along the southeasterly side;

•	Twenty-five foot utility easement along the southeasterly side;

•	Twenty foot utility easement along the southwesterly side;

•	Twenty foot building set back lines along the northeasterly and southwesterly sides;

•	Twenty-five foot building set back line along the northwesterly side.
8.
Clean outs and sanitary sewer manholes located over and across subject property and 15’ drainage easement along the southeasterly side as shown on survey last revised July 7, 2010, prepared by Michael B. Marx, R.P.L.S. No. 5181.

9.
Multifamily Deed of Trust dated August 17, 2009, recorded August 18, 2009 in Volume 2467, Page 1028. Cross-Collateralization Agreement and Amendment to Security Instrument recorded in Volume 2467, Page 1105. Subordination, Non-Disturbance and Attornment Agreement recorded in Volume 2467, Page 1122. Subordination and Standstill Agreement recorded in Volume 2467, Page 1141. Assignment of Security Instrument in Volume 2467, Page 1159. Financing Statement recorded in Volume 2467, Page 1165. Subordination Agreement dated                     , recorded                      in Volume                     , Page                      .

EXHIBIT B-12: PERMITTED EXCEPTIONS
Facility: Weatherford, Texas
1.	Taxes and assessments not yet due and payable.

2.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.

3.	All leases, grants, exceptions or reservations of coal, lignite, oil, gas and other minerals together with all rights, privileges and immunities relating thereto, appearing in the Public Records.

4.	The following, all according to plat recorded in Cabinet C, Slide 369, of the Plat Records of Parker County, Texas, and as shown on survey by Chris Blevins, R.P.L.S. No. 5792, dated June 29, 2010:
a.	Seven and one-half foot (7.5’) drainage and utility easement along northerly, easterly and westerly lot lines;

b.	Ten foot (10’) drainage and utility easement along the southerly side.
5.	Easement by Weather-Tex Development, L.P. to Southgate Glen Apartments, L.P., dated October 13, 1997, recorded in Volume 1734, Page 642.

6.	Utility Easement to Brazos Electric Power Cooperative, Inc. by Luther Martin and wife, Lula Martin dated February 28, 1957, recorded in Volume 291, Page 503.

7.
Storm drain manhole, R.C.P. pipes and concrete headwalls, electric transformer, sanitary sewer cleanouts and manholes and grate inlets located over and across subject property as shown on survey last revised June 29, 2010, prepared by Chris L. Blevins, R.P.L.S. No. 5792.

8.	Terms and conditions of Memorandum of Lease by and between Landlord and Tenant.

9.
Multifamily Deed of Trust dated August 17, 2009, recorded August 18, 2009 in Volume 2133, Page 1030. Cross-Collateralization Agreement and Amendment to Security Instrument dated August 17, 2009, recorded August 18, 2009 in Volume 2733, Page 1105. Assignment of Security Instrument dated August 17, 2009, recorded August 18, 2009 in Volume 2733, Page 1154. Subordination Agreement dated                     , recorded                      in Volume                     , Page                     . Financing Statement recorded August 18, 2009 in Volume 2733, Page 1158.

EXHIBIT C: FACILITY INFORMATION

Facility
		Type	Base Year
Facility Name	Street Address	(per license)	Resident	Unit
Subtenant	County	Beds/Units	Revenues	Allocation
Spring Lake Assisted	750 North	Assisted	$2,275,000	100% Assisted
Living and Memory Care	Collegiate Drive	Living		Living
Community	Paris, Texas	60 beds		0% Independent
(“Paris Facility”)	75460-4883	52 units		Living
CSL S Paris, LLC	Lamar County
Pecan Point Assisted	1011 E. Pecan	Assisted	$2,271,000	100% Assisted
Living and Memory Care	Grove Road	Living		Living
Community	Sherman, Texas	60 beds		0% Independent
(“Sherman Facility”)	75090	52 units		Living
CSL S Sherman, LLC	Grayson County
Santa Fe Trails	402 South Colonial	Assisted	$2,240,000	100% Assisted
Assisted Living and	Drive	Living		Living
Memory Care Community	Cleburne, Texas	60 beds		0% Independent
(“Cleburne Facility”)	76033	52 units		Living
CSL S Cleburne, LLC	Johnson County
Walnut Creek Assisted	2281 Country Club	Assisted	$2,357,000	100% Assisted
Living and Memory Care	Drive	Living		Living
Community	Mansfield, Texas	60 beds		0% Independent
(“Mansfield Facility”)	76063	52 units		Living
CSL S Mansfield, LLC	Tarrant County
Martin Crest Assisted	1818 Martin Drive	Assisted	$2,158,000	100% Assisted
Living and Memory Care	Weatherford, Texas	Living		Living
Community	Parker County	60 beds		0% Independent
(“Weatherford Facility”)		52 units		Living
CSL S Weatherford, LLC
Azalea Trails Assisted	5550 Old	Assisted	$2,546,000	100% Assisted
Living and Memory Care	Jacksonville Hwy.	Living		Living
Community	Tyler, Texas	60 beds		0% Independent
(“Tyler Facility”)	Smith County	52 units		Living
CSL S Tyler, LLC

Facility
		Type	Base Year
Facility Name	Street Address	(per license)	Resident	Unit
Subtenant	County	Beds/Units	Revenues	Allocation
Hawkins Creek Assisted	311 E. Hawkins	Assisted	$2,420,000	100% Assisted
Living and Memory Care	Parkway	Living		Living
Community	Longview, Texas	60 beds		0% Independent
(“Longview Facility”)	Gregg County	52 units		Living
CSL S Longview, LLC
Magnolia Court Assisted	5902 North Street	Assisted	$2,391,000	100% Assisted
Living and Memory Care	Nacogdoches,	Living		Living
Community	Texas	60 beds		0% Independent
(“Nacogdoches Facility”)	Nacogdoches County	52 units		Living
CSL S Nacogdoches, LLC
Dogwood Trails Assisted	1625 W. Spring	Assisted	$2,200,000	100% Assisted
Living and Memory Care	Street	Living		Living
Community	Palestine, Texas	52 beds		0% Independent
(“Palestine Facility”)	75803	52 units		Living
CSL S Palestine, LLC	Anderson County
Buffalo Creek Assisted	1329 Brown	Assisted	$2,293,000	100% Assisted
Living and Memory Care	Street	Living		Living
Community	Waxahachie, Texas	60 beds		0% Independent
(“Waxahachie Facility”)	Ellis County	52 units		Living
CSL S Waxahachie, LLC
Stonefield Assisted	2701 Alma Road	Assisted	$2,400,000	100% Assisted
Living and Memory Care	McKinney, Texas	Living		Living
Community	Collin County	79 beds		0% Independent
(“McKinney Facility”)		74 units		Living
CSL S McKinney, LLC
Heritage Oaks Assisted	903 Longmire Road	Assisted	$3,300,000	100% Assisted
Living and Memory Care	Conroe, Texas 77304	Living		Living
Community	Montgomery County	79 beds		0% Independent
(“Conroe Facility”)		75 units		Living
CSL S Conroe, LLC

EXHIBIT D: LANDLORD’S PERSONAL PROPERTY
CONSISTING OF EXHIBIT D-1 THROUGH EXHIBIT D-12
NOTE: “LANLDLORD’S PERSONAL PROPERTY” INCLUDES THE PROPERTY LISTED
AND ANY REPLACEMENTS THERETO, WHETHER OCCURRING PRIOR TO OR AFTER
THE EFFECTIVE DATE.

EXHIBIT D-1: LANDLORD’S PERSONAL PROPERTY
See Attached for each Facility

SIGNATURE SENIOR LIVING — CONROE, TX PROPERTY LISTING

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE	7	$129.00	$903.00
MOP SINK	1	$488.98	$488.98
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	2	$4,306.00	$8,612.00
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,839.00	$1,839.00
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$352.00	$352.00
CAN OPENER, MANUAL	1	$192.00	$192.00
BUFFET, HOT FOOD, ELECTRIC	1	$3,024.00	$3,024.00
PLATE DISPENSER, HEATED	2	$1,100.00	$2,200.00
EXHAUST HOOD	1	$11,804.00	$11,804.00
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,844.00	$4,844.00
CONVECTION OVEN, GAS	1	$3,543.00	$3,543.00
RANGE, RESTAURANT, GAS, 60"	1	$4,359.00	$4,359.00
REFRIG... REACH-IN NO. 4-4020	2	$3,323.00	$6,646.00
ICE MAKER, CUBE-STYLE	1	$2,265.82	$2,265.82
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$538.00	$538.00
OVERSHELF WITH POTRACK	1	$166.00	$166.00
SOILED DISHTABLE	1	$3,630.00	$3,630.00
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$1,537.00	$1,537.00
CLEAN DISHTABLE	1	$1,225.00	$1,225.00
SINK, HAND	3	$279.00	$837.00
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	7	$119.00	$833.00
REFRIG... REACH-IN NO. 4-4070R	1	$1,924.00	$1,924.00
DEEP FRYER	1	$1,127.00	$1,127.00
FOOD PROCESSOR	1	$572.00	$572.00

	Quantity	Price	Total
WORK TABLE	1	$560.00	$560.00
PAN RACK	1	$179.00	$179.00
FIRE SUPPRESSION SYSTEM	1	$3,529.00	$3,529.00
WORK TABLE	1	$1,012.00	$1,012.00
7Q MIXER	1	$582.00	$582.00
CEILING MOUNTED POT RACK	1	$299.00	$299.00
WORK TABLE	1	$1,287.00	$1,287.00
3 COMPARTMENT SINK	1	$1,689.00	$1,689.00

LAUNDRY
FRONT LOADING WASHER	1	$1,949.00	$1,949.00
FRONT LOADING DRYER	1	$1,613.00	$1,613.00
HOPPER SINK	1	$1,819.00	$1,819.00
COMMERCIAL WASHER	4	$362.00	$1,448.00
COMMERCIAL DRYER	5	$349.00	$1,745.00

KITCHEN/LAUNDRY WAREHOUSING/INSTALL	1	$11,000.00	$11,000.00

ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,245.91	$1,245.91
END TABLE CHEST	2	$486.59	$973.18
TABLE LAMPS	2	$118.29	$236.58
LOUNGE CHAIRS	2	$564.50	$1,129.00
OCCASIONAL TABLE	1	$364.63	$364.63
DEMILUNE CHEST	1	$2,436.59	$2,436.59
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

FRONT PORCH
ROCKING CHAIRS	6	$158.52	$951.12

LIVING/MEDIA
LOVESEATS	3	$1,191.46	$3,574.38
COCKTAIL TABLE	2	$364.63	$729.26
END TABLES	5	$315.89	$1,579.45
TABLE LAMPS	5	$280.49	$1,402.45

	Quantity	Price	Total
ARM CHAIRS	5	$478.89	$2,394.45
DIGITAL PIANO	1	$1,524.39	$1,524.39
LOUNGE CHAIRS	4	$868.29	$3,473.16
OTTOMANS	2	$307.32	$614.64
SIDE TABLES	2	$193.90	$387.80
THROW PILLOWS	8	$25.00	$200.00
TV CHEST	1	$669.51	$669.51
52' TV	1	$800.00	$800.00

GAME ROOM
GAME TABLES	4	$990.79	$3,963.16
GAME CHAIRS	16	$415.73	$6,651.68
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00
ENTERTAINMENT CENTER RED	1	$549.00	$549.00
LOUNGE	4	$1,201.00	$4,804.00
SIDE TABLES	2	$193.00	$386.00

CAFÉ/PARLOR
CAFÉ TABLES	5	$997.21	$4,986.05
CAFÉ WICKER CHAIRS	20	$314.63	$6,292.60

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	4	$310.80	$1,243.20
END TABLES	5	$40.00	$200.00
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	64	$341.80	$21,875.20
WOOD DINING TABLE	2	$1,457.01	$2,914.02
4 TOP SQUARE TABLES	9	$267.32	$2,405.88
2 TOP SQUARE TABLES	5	$267.32	$1,336.60
4 RECTANGULAR TABLES	1	$405.37	$405.37

	Quantity	Price	Total
PRIVATE DINING ROOM
DINING TABLE	1	$1,300.00	$1,300.00
BUFFET	1	$1,700.00	$1,700.00
DINING CHAIRS	8	$279.00	$2,232.00

ACTIVITY ROOM
LAMINATE TABLES	5	$160.64	$803.20
ACTIVITY CHAIRS	30	$117.06	$3,511.80

GALLERY
HIGH BACK LOVESEAT	2	$1,228.84	$2,457.68
COFFEE TABLE	2	$149.00	$298.00
WING CHAIRS	2	$660.47	$1,320.94
DRUM TABLES	2	$137.80	$275.60
CONSOLE CABINET	2	$669.51	$1,339.02
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

GALLERY PATIO
LOVE SEATS	4	$260.00	$1,040.00
CHAIRS	4	$179.00	$716.00
SIDE TABLES	4	$129.00	$516.00

COURTYARD
BARREL CHAIRS	6	$79.00	$474.00
SIDE TABLES	3	$49.00	$147.00

OFFICE FURNITURE
DESKS	6	$600.00	$3,600.00
OFFICE CHAIRS	8	$229.00	$1,832.00
GUEST TABLES	3	$239.00	$717.00
HUTCHES	2	$429.00	$858.00
SIDE CHAIRS	10	$249.00	$2,490.00

RESIDENT CORRIDORS
METAL & TILE CONSOLE TABLE	1	$274.39	$274.39
PUPPY ACCENT LAMP	1	$181.71	$181.71

	Quantity	Price	Total
QUEEN ANNE BENCH	1	$457.41	$457.41
CHIPPENDALE BENCH	1	$427.41	$427.41
CONSOLE TABLE	1	$608.54	$608.54
HORSE ACCENT LAMP	1	$178.05	$178.05
APOTHECARY CHEST	1	$413.41	$413.41
ROOSTER ACCENT LAMP	1	$151.70	$151.70
BENCH WITH ARMS	1	$559.76	$559.76

SALON
SIDE TABLES	2	$650.00	$1,300.00
DRYER CHAIRS	2	$334.88	$669.76
STYLING/SHAMPOO CHAIR	1	$731.91	$731.91
PORTABLE DRYER	1	$259.32	$259.32
CURIO CABINET	1	$260.98	$260.98
HUTCH	1	$485.00	$485.00

CLINICAL SERVICES
OFFICE CHAIR	1	$229.00	$229.00
ARM CHAIR	1	$105.00	$105.00

MEMORY CARE

SITTING ROOM
CLUB CHAIRS	4	$907.68	$3,630.72
COFFEE TABLE	1	$152.44	$152.44
SIDE CHAIRS	2	$476.22	$952.44
TRUNK	1	$189.00	$189.00
END TABLE	1	$143.00	$143.00
SNACK BAR CHAIRS	5	$367.38	$1,836.90
FISH TANK	1	$4,700.00	$4,700.00

TV LOUNGE
LOVESEAT	2	$1,338.42	$2,676.84
RECLINER	4	$930.34	$3,721.36
COFFEE TABLE TRUNK	2	$486.59	$973.18
END TABLE	3	$143.00	$429.00
TABLE LAMPS	3	$157.32	$471.96
52' TV	1	$800.00	$800.00

	Quantity	Price	Total
COURTYARD
TABLES	2	$273.00	$546.00
OUTDOOR CHAIRS	8	$120.00	$960.00

DINING ROOM
SQUARE TABLES	4	$291.22	$1,164.88
RECTANGLE TABLES	2	$405.37	$810.74
DINING CHAIRS	28	$367.38	$10,286.64
SIDEBOARD W/MARBLE TOP	1	$2,028.65	$2,028.65

MC RECEPTION
OFFICE CHAIR	1	$229.00	$229.00
DESK	1	$486.59	$486.59
SIDE CHAIRS	2	$873.20	$1,746.40
BARREL SIDE TABLE	1	$364.63	$364.63
LAMP	1	$118.29	$118.29
VANITY	1	$350.00	$350.00

REMINISCING PARLOR
LOVESEAT	1	$1,303.37	$1,303.37
LOUNGE CHAIRS	2	$848.43	$1,696.86
END TABLE	3	$182.93	$548.79
END TABLE LAMPS	2	$51.00	$102.00
COFFEE TABLE	1	$229.00	$229.00
SOFA TABLE	1	$229.00	$229.00

ACCESSORIES FOR COMMON SPACES			$7,000.00
WINDOW TREATMENTS THROUGHOUT COMMUNITY			$33,246.00
ARTWORK THROUGHOUT COMMUNITY			$10,300.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,000.00	$15,000.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$10,000.00

COMPUTER and PHONE EQUIPMENT (inclusive of wiring)			$131,000.00

SMALLWARES/STARTUPSUPPLIES/LINENS			$29,182.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$1,800.00

MAINTENANCE TOOLS			$3,800.00

MEDICAL SUPPLIES			$2,300.00

NURSE CALL SYSTEMS			$79,000.00

PTAC’S			$34,555.00

WAREHOUSING/LOGISTICS/TAXES			$40,000.00
			$667,358.86

Signature Senior Living Mansfield, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	4	$489.00	$1,956.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
CORNER CABINET	1	$1,021.00	$1,021.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44

	Quantity	Price	Total
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,300.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$338,683.37

Signature Senior Living McKinney, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE	7	$129.00	$903.00
MOP SINK	1	$488.98	$488.98
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	2	$4,306.00	$8,612.00
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,839.00	$1,839.00
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$352.00	$352.00
CAN OPENER, MANUAL	1	$192.00	$192.00
BUFFET, HOT FOOD, ELECTRIC	1	$3,024.00	$3,024.00
PLATE DISPENSER, HEATED	2	$1,100.00	$2,200.00
EXHAUST HOOD	1	$11,804.00	$11,804.00
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,844.00	$4,844.00
CONVECTION OVEN, GAS	1	$3,543.00	$3,543.00
RANGE, RESTAURANT, GAS, 60"	1	$4,359.00	$4,359.00
REFRIG... REACH-IN NO. 4-4020	2	$3,323.00	$6,646.00
ICE MAKER, CUBE-STYLE	1	$2,265.82	$2,265.82
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$538.00	$538.00
OVERSHELF WITH POTRACK	1	$166.00	$166.00
SOILED DISHTABLE	1	$3,630.00	$3,630.00
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$1,537.00	$1,537.00
CLEAN DISHTABLE	1	$1,225.00	$1,225.00
SINK, HAND	3	$279.00	$837.00
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	7	$119.00	$833.00
REFRIG... REACH-IN NO. 4-4070R	1	$1,924.00	$1,924.00
DEEP FRYER	1	$1,127.00	$1,127.00
FOOD PROCESSOR	1	$572.00	$572.00

	Quantity	Price	Total
WORK TABLE	1	$560.00	$560.00
PAN RACK	1	$179.00	$179.00
FIRE SUPPRESSION SYSTEM	1	$3,529.00	$3,529.00
WORK TABLE	1	$1,012.00	$1,012.00
7Q MIXER	1	$582.00	$582.00
CEILING MOUNTED POT RACK	1	$299.00	$299.00
WORK TABLE	1	$1,287.00	$1,287.00
3 COMPARTMENT SINK	1	$1,689.00	$1,689.00

LAUNDRY
FRONT LOADING WASHER	1	$1,949.00	$1,949.00
FRONT LOADING DRYER	1	$1,613.00	$1,613.00
HOPPER SINK	1	$1,819.00	$1,819.00
COMMERCIAL WASHER	4	$362.00	$1,448.00
COMMERCIAL DRYER	5	$349.00	$1,745.00

KITCHEN/LAUNDRY WAREHOUSING/INSTALL	1	$11,000.00	$11,000.00

ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,245.91	$1,245.91
END TABLE CHEST	2	$486.59	$973.18
TABLE LAMPS	2	$118.29	$236.58
LOUNGE CHAIRS	2	$564.50	$1,129.00
OCCASIONAL TABLE	1	$364.63	$364.63
DEMILUNE CHEST	1	$2,436.59	$2,436.59
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

FRONT PORCH
ROCKING CHAIRS	6	$158.52	$951.12

LIVING/MEDIA
LOVESEATS	3	$1,191.46	$3,574.38
COCKTAIL TABLE	2	$364.63	$729.26
END TABLES	5	$315.89	$1,579.45
TABLE LAMPS	5	$280.49	$1,402.45

	Quantity	Price	Total
ARM CHAIRS	5	$478.89	$2,394.45
DIGITAL PIANO	1	$1,524.39	$1,524.39
LOUNGE CHAIRS	4	$868.29	$3,473.16
OTTOMANS	2	$307.32	$614.64
SIDE TABLES	2	$193.90	$387.80
THROW PILLOWS	8	$25.00	$200.00
TV CHEST	1	$669.51	$669.51
52' TV	1	$800.00	$800.00

GAME ROOM
GAME TABLES	4	$990.79	$3,963.16
GAME CHAIRS	16	$415.73	$6,651.68
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00
ENTERTAINMENT CENTER RED	1	$549.00	$549.00
LOUNGE	4	$1,201.00	$4,804.00
SIDE TABLES	2	$193.00	$386.00

CAFÉ/PARLOR
CAFÉ TABLES	5	$997.21	$4,986.05
CAFÉ WICKER CHAIRS	20	$314.63	$6,292.60

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	4	$310.80	$1,243.20
END TABLES	5	$40.00	$200.00
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	64	$341.80	$21,875.20
WOOD DINING TABLE	2	$1,457.01	$2,914.02
4 TOP SQUARE TABLES	9	$267.32	$2,405.88
2 TOP SQUARE TABLES	5	$267.32	$1,336.60
4 RECTANGULAR TABLES	1	$405.37	$405.37

	Quantity	Price	Total
PRIVATE DINING ROOM
DINING TABLE	1	$1,300.00	$1,300.00
BUFFET	1	$1,700.00	$1,700.00
DINING CHAIRS	8	$279.00	$2,232.00

ACTIVITY ROOM
LAMINATE TABLES	5	$160.64	$803.20
ACTIVITY CHAIRS	30	$117.06	$3,511.80

GALLERY
HIGH BACK LOVESEAT	2	$1,228.84	$2,457.68
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$660.47	$1,320.94
DRUM TABLES	2	$137.80	$275.60
CONSOLE CABINET	2	$669.51	$1,339.02
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

GALLERY PATIO
LOVE SEATS	4	$260.00	$1,040.00
CHAIRS	4	$179.00	$716.00
SIDE TABLES	4	$129.00	$516.00

COURTYARD
BARREL CHAIRS	6	$79.00	$474.00
SIDE TABLES	3	$49.00	$147.00

OFFICE FURNITURE
DESKS	6	$600.00	$3,600.00
OFFICE CHAIRS	8	$229.00	$1,832.00
GUEST TABLES	3	$239.00	$717.00
HUTCHES	2	$429.00	$858.00
SIDE CHAIRS	12	$249.00	$2,988.00

RESIDENT CORRIDORS
METAL & TILE CONSOLE TABLE	1	$274.39	$274.39
PUPPY ACCENT LAMP	1	$181.71	$181.71

	Quantity	Price	Total
QUEEN ANNE BENCH	1	$457.41	$457.41
CHIPPENDALE BENCH	1	$427.41	$427.41
CONSOLE TABLE	1	$608.54	$608.54
HORSE ACCENT LAMP	1	$178.05	$178.05
APOTHECARY CHEST	1	$413.41	$413.41
ROOSTER ACCENT LAMP	1	$151.70	$151.70
BENCH WITH ARMS	1	$559.76	$559.76

SALON
SIDE TABLES	2	$650.00	$1,300.00
DRYER CHAIRS	2	$334.88	$669.76
STYLING/SHAMPOO CHAIR	1	$731.91	$731.91
PORTABLE DRYER	1	$259.32	$259.32
CURIO CABINET	1	$260.98	$260.98

CLINICAL SERVICES
OFFICE CHAIR	1	$229.00	$229.00
ARM CHAIR	1	$105.00	$105.00

MEMORY CARE

SITTING ROOM
CLUB CHAIRS	4	$907.68	$3,630.72
COFFEE TABLE	1	$152.44	$152.44
SIDE CHAIRS	2	$476.22	$952.44
TRUNK	1	$189.00	$189.00
END TABLE	1	$143.00	$143.00
SNACK BAR CHAIRS	5	$367.38	$1,836.90
FISH TANK	1	$4,000.00	$4,000.00

TV LOUNGE
LOVESEAT	2	$1,338.42	$2,676.84
RECLINER	4	$930.34	$3,721.36
COFFEE TABLE TRUNK	1	$486.59	$486.59
END TABLE	3	$143.00	$429.00
TABLE LAMPS	3	$157.32	$471.96
52' TV	1	$800.00	$800.00

	Quantity	Price	Total
COURTYARD
TABLES	2	$273.00	$546.00
OUTDOOR CHAIRS	8	$120.00	$960.00

DINING ROOM
SQUARE TABLES	4	$291.22	$1,164.88
RECTANGLE TABLES	2	$405.37	$810.74
DINING CHAIRS	28	$367.38	$10,286.64
SIDEBOARD W/MARBLE TOP	1	$2,028.65	$2,028.65

MC RECEPTION
OFFICE CHAIR	1	$229.00	$229.00
DECORATIVE TRUNK	1	$486.59	$486.59
SIDE CHAIRS	2	$873.20	$1,746.40
BARREL SIDE TABLE	1	$364.63	$364.63
LAMP	1	$118.29	$118.29

REMINISCING PARLOR
LOVESEAT	1	$1,303.37	$1,303.37
LOUNGE CHAIRS	2	$848.43	$1,696.86
END TABLE	3	$182.93	$548.79
END TABLE LAMPS	2	$51.00	$102.00
COFFEE TABLE	1	$229.00	$229.00

ACCESSORIES FOR COMMON SPACES			$7,000.00
WINDOW TREATMENTS THROUGHOUT COMMUNITY			$33,246.00
ARTWORK THROUGHOUT COMMUNITY			$10,300.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,000.00	$15,000.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$10,000.00

COMPUTER and PHONE EQUIPMENT (inclusive of wiring)			$131,000.00

SMALLWARES/STARTUPSUPPLIES/LINENS			$29,182.00

OFFICE SUPPLIES			$5,500.00

	Quantity	Price	Total
TV’S AND STEREO EQUIPMENT			$1,800.00

MAINTENANCE TOOLS			$3,800.00

MEDICAL SUPPLIES			$2,300.00

NURSE CALL SYSTEMS			$79,000.00

PTAC’S			$34,555.00

WAREHOUSING/LOGISTICS/TAXES			$40,000.00
			$665,690.27

Signature Senior Living Nacogdoches, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	8	$190.80	$1,526.40
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	6	$489.00	$2,934.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
Entertainment Center	1	$1,200.00	$1,200.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44
SALT & PEPPER SHAKERS	24	$1.21	$29.04

	Quantity	Price	Total
ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,200.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$340,885.17

CL of Palestine Personal Inventory — 10-19-09

	Quantity	Cost	Total
Resident Unit FF&E
Beds	2	$500	$1,000
Night stands	1	$150	$150
Lamps	2	$50	$100
Lamp Shades	2	$20	$40
Chairs	6	$60	$360
Tables	3	$200	$600
Glass Top Table	1	$400	$400
Refrigerators	52	$300	$15,600
Microwaves	52	$180	$9,360
PTAC window units	52	$600	$31,200
Silk Plants	3	$60	$180
Artwork	4	$70	$280
TV Stand	1	$100	$100
Ceiling Fans	52	$120	$6,240

Dining Room FF&E — MC/AL
Tables	22	$400	$8,800
Chairs	68	$240	$16,320
Sideboard	1	$2,300	$2,300

Accessories in Common Areas
Silk Plants	19	$60	$1,140
Silk Trees	14	$200	$2,800
Artwork	56	$70	$3,920
Ceiling Fans Outdoor	4	$160	$640
Ceiling Fans Indoor	16	$120	$1,920
Chippendale benches	3	$900	$2,700
Hallway Tables	3	$650	$1,950

Private Dining Room FF&E
Tables	5	$300	$1,500
Chairs	24	$240	$5,760
Piano	2	$1,000	$2,000

Patio Furniture FF&E
Tables	2	$250	$500
Chairs	26	$70	$1,820
Rockers	8	$180	$1,440

Living Room Entry FF&E
Chairs	4	$300	$1,200
Sofas	4	$700	$2,800
Coffee Tables	2	$250	$500
Sofa Tables	2	$300	$600
Side Tables	4	$150	$600
Desks	2	$250	$500
Lamps	2	$50	$100

	Quantity	Cost	Total
DVD VCR combo	1	$150	$150
TV	1	$500	$500
TV Armoire	1	$1,100	$1,100

Main Living Room MC and AL
Chairs	14	$500	$7,000
Sofas	3	$1,600	$4,800
Game table	1	$520	$520
Coffee Tables	2	$500	$1,000
Sofa Tables	2	$300	$600
Side Tables	9	$150	$1,350
Armoire TV Unit	1	$1,100	$1,100
TV	2	$1,500	$3,000
Curio Cabinet	1	$600	$600
Lamps	3	$160	$480
Fish Tank, Small	1	$500	$500

MC Sitting Area
Tables	3	$700	$2,100
Chairs	14	$230	$3,220
Desk	1	$580	$580
Desk Chair	1	$220	$220
Console	1	$400	$400
ED Office			$0
Desk	1	$300	$300
Desk Chair	2	$160	$320
Table	1	$500	$500
Chairs	2	$150	$300
Love seat	1	$400	$400
Computer Desk	1	$300	$300
Assorted books and accessories	3	$300	$900

Side Sitting Areas
Chairs	8	$300	$2,400
Love seats	4	$400	$1,600
Sofas	1	$500	$500
Console Table	3	$600	$1,800
Coffee Tables	1	$400	$400
Side tables	6	$160	$960
Desks	1	$400	$400
Game Tables	3	$800	$2,400
Game Table Chairs	12	$250	$3,000
Lamps	3	$100	$300
Silk Plants/Accessories		$700	$700

Office Furniture FF&E
Desks	3	$300	$900
Desk Chairs	3	$160	$480
Guest Chairs	4	$160	$640
Love seats	1	$800	$800
Bookshelfs	3	$200	$600

	Quantity	Cost	Total
Refrigerator	1	$150	$150
Computers	3	$1,000	$3,000
Phones	4	$200	$800

Activity Room
Tables	4	$450	$1,800
Chairs	14	$170	$2,380
Assorted games and activities	1	$600	$600

Salon
Shampoo Chair	2	$580	$1,160
Dryer chairs	2	$450	$900
Tables	2	$320	$640
Display Table	1	$620	$620
Storage Cabinet	1	$200	$200
Chest	1	$580	$580

Copy Room	1	$336	$336
Copier/Fax — Lease	1	$900	$900
Time Clock			$0
			$0
			$0
Housekeeping FF&#	3	$270	$810
Housekeeping Carts	4	$140	$560
Vaccum Cleaners	5	$200	$1,000
Shelving Units

Maintenance Equipment	1	$20,000	$20,000
Security Monitoring System	1	$45,000	$45,000
Nurse Call System	1	$6,000	$6,000
Overhead Sound System			$0

Kitchen Equipment	2	$2,200	$4,400
Coolers, 1 2 door, 1 3 door	1	$2,200	$2,200
Freezers, 1 3 door	1	$4,000	$4,000
Stove/oven	1	$1,600	$1,600
Ice Machine	1	$2,100	$2,100
Steam Table, 5 well	1	$1,700	$1,700
Deep Fryer, 2 basket	2	$500	$1,000
Slicer, home version	1	$300	$300
Toaster, 4 slice home version	1	$300	$300
Microwave	2	$900	$1,800
Work Tables	1	$200	$200
Can Opener	6	$200	$1,200
Shelving units pantry	5	$200	$1,000
Shelving units in dish room	1	$1,700	$1,700
Triple sink	1	$1,800	$1,800
Pot Sink

Commercial Laundry	2	$900	$1,800
Washer	2	$900	$1,800
Dryer

Resident Laundry	4	$300	$1,200
Washers	4	$300	$1,200
Dryers

	Quantity	Cost	Total
Lg. Outdoor Storage Unit (owned)	4	$20	$80
4 Rolls of communication wiring	3	$20	$60
Garden hoses	4	$25	$100
Gas Cans	1	$50	$50
5 Gallons of paint	1	$25	$25
Single gallons of paint	4	$75	$300
Lawn Sprinklers	1	$50	$50
30 Gallon Garbage Can
Total personal property:			$296,941

Signature Senior Living Paris, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	4	$489.00	$1,956.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
CORNER CABINET	1	$1,021.00	$1,021.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44
SALT & PEPPER SHAKERS	24	$1.21	$29.04

	Quantity	Price	Total
ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$4,666.66	$14,000.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$12,000.00

COMPUTER and PHONE EQUIPMENT			$42,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,500.00

SMALLWARES			$17,904.27

OFFICE SUPPLIES			$4,475.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,409.00

MEDICAL SUPPLIES			$1,744.00

			$330,815.64

Signature Senior Living Sherman, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	4	$489.00	$1,956.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
CORNER CABINET	1	$1,021.00	$1,021.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44

	Quantity	Price	Total
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$4,666.66	$14,000.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$12,000.00

COMPUTER and PHONE EQUIPMENT			$42,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,500.00

SMALLWARES			$17,904.27

OFFICE SUPPLIES			$4,475.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,409.00

MEDICAL SUPPLIES			$1,744.00

			$330,815.64

Signature Senior Living Tyler, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	8	$190.80	$1,526.40
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	6	$489.00	$2,934.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
ENTERTAINMENT CENTER	1	$1,200.00	$1,200.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44

	Quantity	Price	Total
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,300.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$340,985.17

Signature Senior Living Waxahachie, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	8	$190.80	$1,526.40
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	6	$489.00	$2,934.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
Entertainment Center	1	$1,200.00	$1,200.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44

	Quantity	Price	Total
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,200.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$340,885.17

Signature Senior Living Weatherford, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	6	$489.00	$2,934.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
CORNER CABINET	1	$1,021.00	$1,021.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44
SALT & PEPPER SHAKERS	24	$1.21	$29.04

	Quantity	Price	Total
ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,300.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TVS AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$339,661.37

Signature Senior Living Cleburne, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3.888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	2	$190.80	$381.60
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	4	$489.00	$1,956.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
CORNER CABINET	1	$1,021.00	$1,021.00
LUMBAR PILLOWS	4	$42.19	$168.76
RECLINERS	2	$1,100.00	$2,200.00

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00

	Quantity	Price	Total
COOLER	72	$1.02	$73.44
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	1	$925.00	$925.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	3	$5,700.00	$17,100.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$12,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,500.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$342,083.37

Signature Senior Living Longview, TX

	Quantity	Price	Total
KITCHEN EQUIPMENT
SHELVING, WIRE 18"x24"	4	$46.82	$187.28
MOP SINK	1	$488.98	$488.98
CLEAN DISHTABLE	1	$168.36	$168.36
RACK, BRUSH/BROOM	1	$46.34	$46.34
FREEZER REACH-IN NO. 4-4070FR	1	$4,936.69	$4,936.69
SHELVING, WIRE 21" x 48"	8	$137.63	$1,101.04
SLICER, FOOD	1	$1,676.92	$1,676.92
PREP/SERVING TABLE	1	$1,475.84	$1,475.84
DOUBLE OVERSHELF	1	$598.90	$598.90
TOASTER, POP-UP	1	$413.58	$413.58
CAN OPENER, MANUAL	1	$315.27	$315.27
BUFFET, HOT FOOD, ELECTRIC	1	$1,640.94	$1,640.94
PLATE DISPENSER, HEATED	1	$807.95	$807.95
EXHAUST HOOD	1	$10,802.80	$10,802.80
WALL PANELS	1	$406.80	$406.80
STEAMER, CONVECTION COUNTERTOP	1	$4,295.30	$4,295.30
CONVECTION OVEN, GAS	1	$4,334.85	$4,334.85
RANGE, RESTAURANT, GAS, 48^	1	$5,021.27	$5,021.27
REFRIG... REACH-IN NO. 4-4020	1	$2,237.59	$2,237.59
ICE MAKER, CUBE-STYLE	1	$2,555.72	$2,555.72
BEVERAGE COUNTER	1	$813.60	$813.60
ICE & WATER UNIT, DROP-IN	1	$633.59	$633.59
OVEN, MICROWAVE	1	$491.06	$491.06
OVERSHELF WITH POTRACK	1	$226.00	$226.00
SOILED DISHTABLE	1	$1,409.30	$1,409.30
GLASS RACK SHELF	1	$248.60	$248.60
DISPOSER	1	$2,838.56	$2,838.56
CLEAN DISHTABLE	1	$2,342.05	$2,342.05
SINK, HAND	2	$239.53	$479.06
SHELVING, WIRE 24" x 36"	4	$201.47	$805.88
DISHWASHER RACK DOLLY	3	$96.62	$289.86
REFRIG... REACH-IN NO. 4-4070R	1	$3,888.31	$3,888.31

	Quantity	Price	Total
ASSISTED LIVING

RECEPTION
FRENCH HEPPLEWHITE SETTEE	1	$1,035.60	$1,035.60
END TABLE CHEST	2	$462.00	$924.00
TABLE LAMPS	2	$192.00	$384.00
LOUNGE CHAIRS	2	$479.00	$958.00
OCCASIONAL TABLE	1	$408.00	$408.00
DEMILUNE CHEST	1	$732.00	$732.00
ROCKERS — FRONT ENTRY	8	$190.80	$1,526.40
THROW PILLOWS	2	$59.35	$118.70

LIVING/MEDIA
LOVESEATS	2	$1,182.00	$2,364.00
COCKTAIL TABLE	1	$285.00	$285.00
END TABLES	3	$233.70	$701.10
TABLE LAMPS	3	$228.00	$684.00
ARM CHAIRS	6	$489.00	$2,934.00
DIGITAL PIANO	1	$1,400.00	$1,400.00
LOUNGE CHAIRS	2	$789.00	$1,578.00
OTTOMANS	2	$315.00	$630.00
SIDE TABLES	2	$226.00	$452.00
CHEST	1	$500.00	$500.00
THROW PILLOWS	4	$109.00	$436.00
LUMBAR PILLOWS	2	$57.25	$114.50

GAME ROOM
GAME TABLES	3	$768.00	$2,304.00
GAME CHAIRS	12	$230.00	$2,760.00
COMPUTER STATION CHAIRS	2	$230.00	$460.00

COMMONS CORRIDOR
BENCH CUSHION	1	$294.00	$294.00

	Quantity	Price	Total
CAFÉ/PARLOR
CAFÉ TABLES	4	$650.00	$2,600.00
CAFÉ WICKER CHAIRS	14	$322.80	$4,519.20

SCREEN PORCH
LOVESEATS	2	$942.00	$1,884.00
CHAIRS	2	$310.80	$621.60
END TABLES	2	$241.20	$482.40
PLANTER	1	$376.56	$376.56

MAIN DINING ROOM
ARM CHAIRS	46	$311.89	$14,347.00
WOOD DINING TABLE	1	$1,200.00	$1,200.00
4 TOP SQUARE TABLES	6	$209.00	$1,254.00
2 TOP SQUARE TABLES	5	$209.00	$1,045.00
4 RECTANGULAR TABLES	2	$317.00	$634.00
PLACEMATS	25	$10.00	$250.00
TABLECLOTHS	48	$10.19	$489.12
CLOTH NAPKINS	240	$1.29	$309.60
DINNER PLATES	144	$6.08	$875.52
B&B PLAES	144	$4.21	$606.24
GRAPEFRUIT/SOUP BOWL	144	$4.00	$576.00
MUGS	144	$4.00	$576.00
STEAK KNIFES	144	$2.92	$420.48
DINNER KNIFES	144	$1.58	$227.52
DINNER FORK	144	$0.83	$119.52
SALAD FORK	144	$0.83	$119.52
TEASPOON	144	$0.67	$96.48
BOUILLON SPOON	144	$0.83	$119.52
JUICE GLASSES	144	$1.00	$144.00
COOLER	144	$1.02	$146.88
SALT & PEPPER SHAKERS	24	$1.21	$29.04

ACTIVITY ROOM
LAMINATE TABLES	4	$208.00	$832.00
ACTIVITY CHAIRS	13	$105.00	$1,365.00

	Quantity	Price	Total
GALLERY
HIGH BACK LOVESEAT	2	$807.50	$1,615.00
LEATHER BOX TABLE	2	$191.00	$382.00
WING CHAIRS	2	$560.00	$1,120.00
DRUM TABLES	2	$348.00	$696.00
CONSOLE CABINET	2	$644.00	$1,288.00
DECORATIVE MIRROR	2	$135.00	$270.00
TABLE LAMPS	2	$90.00	$180.00
PLANT STAND	2	$156.00	$312.00
SILK PLANTS	2	$198.00	$396.00

RESIDENT CORRIDORS
METAL & GLASS CONSOLE	1	$514.00	$514.00
GOLD ACCENT LAMP	1	$179.00	$179.00
BENCH	2	$410.00	$820.00
CONSOLE TABLE	1	$410.00	$410.00
GREEN ACCENT LAMP	1	$156.00	$156.00
APOTHECARY CHEST	1	$595.00	$595.00
RUST ACCENT LAMP	1	$191.00	$191.00
BENCH WITH ARMS	1	$983.00	$983.00

SALON
SIDE TABLES	2	$318.00	$636.00
DRYER CHAIRS	3	$525.00	$1,575.00
STYLING/SHAMPOO CHAIR	1	$696.00	$696.00
SHAMPOO BOWL	1	$710.00	$710.00

WELLNESS CENTER
EXAM ROOM STOOL	1	$95.00	$95.00
ARM CHAIR	1	$105.00	$105.00

ARTWORK THROUGHOUT COMMON SPACES			$8,292.00
ACCESSORIES			$6,000.00
WINDOW TREATMENTS			$27,805.00

	Quantity	Price	Total
MEMORY CARE

TV LOUNGE
CLUB CHAIRS	4	$502.00	$2,008.00
COFFEE TABLE	1	$1,104.00	$1,104.00
Entertainment Center	1	$1,200.00	$1,200.00
LUMBAR PILLOWS	4	$42.19	$168.76

LIVING ROOM
LOVESEAT	1	$982.00	$982.00
LOUNGE CHAIR	1	$646.00	$646.00
OCCASIONAL TABLE	1	$267.00	$267.00
END TABLE LAMP	1	$143.00	$143.00

SNACK BAR
BAR CHAIRS	5	$273.00	$1,365.00
OUTDOOR CHAIRS	2	$120.00	$240.00
OUTDOOR END TABLE	1	$120.00	$120.00

DINING ROOM
SQUARE TABLES	4	$228.00	$912.00
ROUND TABLES	2	$229.00	$458.00
DINING CHAIRS	20	$265.00	$5,300.00
SIDEBOARD W/MARBLE TOP	1	$2,689.00	$2,689.00
TABLECLOTHES	24	$9.42	$226.08
NAPKINS	72	$1.29	$92.88
DINNER PLATES	48	$6.08	$291.84
B&B PLAES	48	$4.21	$202.08
GRAPEFRUIT/SOUP BOWL	48	$4.00	$192.00
MUGS	72	$4.00	$288.00
STEAK KNIFES	72	$2.92	$210.24
DINNER KNIFES	48	$1.58	$75.84
DINNER FORK	48	$0.83	$39.84
SALAD FORK	48	$0.83	$39.84
TEASPOON	48	$0.67	$32.16
BOUILLON SPOON	48	$0.83	$39.84
JUICE GLASSES	72	$1.00	$72.00
COOLER	72	$1.02	$73.44
SALT & PEPPER SHAKERS	24	$1.21	$29.04

	Quantity	Price	Total
ACTIVITIES
WOOD ARM CHAIR	4	$1,482.00	$5,928.00
ACTIVITY TABLES	2	$537.00	$1,074.00
MALE CRICKET TABLE	1	$696.00	$696.00
FEMALE CRICKET TABLE	1	$696.00	$696.00

QUIET ROOM
LOVESEAT	2	$925.00	$1,850.00
LOUNGE CHAIRS	2	$582.25	$1,164.50
END TABLE	2	$160.00	$320.00
END TABLE LAMPS	2	$51.00	$102.00
THROW PILLOWS	2	$78.50	$157.00

ACCESSORIES FOR COMMON SPACES			$1,200.00
WINDOW TREATMENTS			$11,226.00
ARTWORK			$1,932.00

MODEL ROOMS
FURNITURE AND ACCESSORIES	2	$5,700.00	$11,400.00

MISCELLANEOUS ACCESSORIES AND GREENERY			$11,000.00

COMPUTER and PHONE EQUIPMENT			$45,000.00

OFFICE FURNITURE AND PRIVATE DINING ROOM FURNITURE			$14,200.00

SMALLWARES			$19,000.00

OFFICE SUPPLIES			$5,500.00

TV’S AND STEREO EQUIPMENT			$5,908.00

MAINTENANCE TOOLS			$1,700.00

MEDICAL SUPPLIES			$2,300.00

			$336,110.17

EXHIBIT E: DOCUMENTS TO BE DELIVERED

Entity Names as of August 3, 2010

Operator	Capital Senior Living	Parent	Capital Senior Living Corporation
Agreement	Master Lease 2	Tenant	Capital Texas S, LLC
Asset Manager	DRR	Subtenant	See Exhibit C of Master Lease
Fiscal Year End	December 31	Entity Guarantor	Capital Senior Living Properties, Inc.

Key	signifies requirement is due during this month E Received Electronically P Received Paper Copy

		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Financial Statements
1	Annual Audited Parent Financial Statement — to be delivered as soon as available but in no event later than 120 days from FYE
2	Tenant’s Periodic Financial Statement (Quarterly) — to be delivered as soon as available, but in no event later than 45 days after quarter end
3	Entity Guarantor’s Periodic Financial Statement (Quarterly) — to be delivered as soon as available, but in no event later than 45 days after quarter end
4	Monthly Facility Financial Statements — to be delivered as soon as available but in no event later than 30 days from month end
Census Data
1	Monthly Census Report including average patients per day or total patients by payor type — to be delivered with Facility Financial Statements
2	Monthly Rent Roll upon HCN Request
Budgets
1	Annual Facility Budget — to be delivered as soon as available but in no event later than 30 days prior to FYE
2	Annual Capital Expenditure Report — to be delivered as soon as available but in no event later than 30 days prior to fiscal year end
Certifications
1	Quarterly financial certification — with delivery of Tenant financial statements (Exhibit F)
2	Annual Entity Guarantor’s Certificate (Exhibit G) — with delivery of Entity Guarantor Statements
3	Annual Facility Configuration Certification (Exhibit J) — within 120 days of FYE
Debt/Commitment Requirements
1	Quarterly evidence of covenant compliance for all loans/commitments — to be delivered as soon as available but in no event later than 45 days after quarter end
2	Quarterly schedule of all loans including interest rate, principal amounts, maturity dates and lender name — to be delivered as soon as available but in no event later than 45 days after quarter end
3	Annual Debt Maturity Schedule — to be delivered as soon as available but in no event later than 90 days after fiscal year end
Other Documents
1	Certificate of Insurance Renewal
2	Evidence of Annual Licensure Renewal
3	Set up quarterly variance call upon the request of HCN
4	Copies of all Management Letters as well as adjustments made by Management and those made at the Advice of an Independent Auditor — to be delivered as soon as available, but in no event later than with the delivery of the Audit (Upon HCN Request)
5	Updates to Operator Profile (Semi Annual)
6	State and Federal Health Survey Reports for each Facility
7	Monthly management reports showing the number of inquiries, rental applications received, deposits received, and an accounting of all security deposits (upon request by servicer of the Freddie Mac debt)
Documents to be Delivered in the Event of Default
1	security deposit report (resident name, date of move-in) with a monthly update	Not Applicable
2	report accounting for all resident trust funds, including trust fund deposit bank accounts
3	a schedule and copies of any equipment, leases and financings
4	a schedule of all utility providers and utility deposits
5	list of all rent concessions
6	a copy of each private pay resident’s occupancy agreement and each Facility’s form of agreement
7	a schedule of employee vacation and sick days
8	employee policies and procedures handbook, including employee benefits (due on or before 3/31 of each year)

EXHIBIT F: FINANCIAL CERTIFICATION
Report Period: Commencing                                          and ending

Lease:	Master Lease (“Lease”) made by certain Affiliates of Health Care REIT, Inc. (collectively called “Landlord”) to Capital Texas S, LLC (“Tenant”)
I hereby certify to Landlord as of the date stated below as follows:
1. The attached [specify audited or unaudited and annual or quarterly, and if consolidated, so state] financial statements of [fill in entity name] [i] have been prepared in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of                                                       in all material respects.
2. The attached Quarterly Facility Accounts Receivable and Accounts Payable Aging Reports for the Report Period are complete, true and accurate and have been prepared in a manner substantially consistent with prior schedules submitted to Landlord. Tenant has [OR has not] maintained the Portfolio Coverage Ratio and minimum Net Worth for the Report Period as required under the Lease.
3. To the best of my knowledge, Tenant was in compliance with all of the provisions of the Lease and all other documents executed by Tenant in connection with the Lease at all times during the Report Period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Lease, except for the following:                                                                                                                                                                                                                                                                                                                                                                   .
Executed this                      day of                                          ,                     .

Name:

Title:

QUARTERLY FACILITY ACCOUNTS RECEIVABLE AGING REPORT]

11/5/2009 4:12:27 PM	AR Aging Report	Page 1
For Ames
Aged By Transaction Date. Aging Date: 10/31/2009
Transactions thru 10/31/2009; Entry dates thru 11/02/2009 23:59
Sorted by Resident Name and Payer and Admission; Summarized by Admission             * — Resident has been discharged.

Resident/Adm ID	Payer	Total	Current	32+ Days		62+ Days		93+ Days	124+ Days	154+ Days	A.D.O.
Allee, Helen (12185AL)	Private Pay (PPAL)	108.50	4,133.50	0.00		4,025.00	CR	0.00	0.00	0.00	57
Allee, Helen Totals:		108.50	4,133.50	0.00		4,025.00	CR	0.00	0.00	0.00
Baker, Cora (11314AL)	Private Pay (PPAL)	387.00	387.00	0.00		0.00		0.00	0.00	0.00	9
Baker, Cora Totals:		387.00	387.00	0.00		0.00		0.00	0.00	0.00
Bergman, Helen (11269AL)	Private Pay (PPAL)	341.00	341.00	0.00		0.00		0.00	0.00	0.00	9
Bergman, Helen Totals:		341.00	341.00	0.00		0.00		0.00	0.00	0.00
Bie, Helen (13437AL)	Private Pay (PPAL)	1,515.30	3,935.30	2,420.00	CR	0.00		0.00	0.00	0.00	22
Bie, Helen Totals:		1,515.30	3,935.30	2,420.00	CR	0.00		0.00	0.00	0.00
Borts, Molly (11278AL)	Iowa Medicaid (IA MCD)	1,117.00	1,117.00	0.00		0.00		0.00	0.00	0.00	30
Borts, Molly (11278AL)	Private Pay (PPAL)	16.95	16.95	0.00		0.00		0.00	0.00	0.00	9
Borts, Molly Totals:		1,133.95	1,133.95	0.00		0.00		0.00	0.00	0.00
Branon, Helen (11317AL)	Private Pay (PPAL)	506.40	506.40	0.00		0.00		0.00	0.00	0.00	9
Branon, Helen Totals:		506.40	506.40	0.00		0.00		0.00	0.00	0.00
Carothers, Alice Jane (11324AL)	Private Pay (PPAL)	15.00	15.00	0.00		0.00		0.00	0.00	0.00	9
Carothers, Alice Jane Totals:		15.00	15.00	0.00		0.00		0.00	0.00	0.00
Charles, Don (11322AL)	Private Pay (PPAL)	10.00	10.00	0.00		0.00		0.00	0.00	0.00	9
Charles, Don Totals:		10.00	10.00	0.00		0.00		0.00	0.00	0.00
Conkin, Bessie (11286AL)	Private Pay (PPAL)	108.50	108.50	0.00		0.00		0.00	0.00	0.00	9
Conkin, Bessie Totals:		108.50	108.50	0.00		0.00		0.00	0.00	0.00
Crim, Mildred (11301AL)	Private Pay (PPAL)	97.50	97.50	0.00		0.00		0.00	0.00	0.00	9
Crim, Mildred Totals:		97.50	97.50	0.00		0.00		0.00	0.00	0.00
Eichler, Maxine (11284AL)	Private Pay (PPAL)	108.50	108.50	0.00		0.00		0.00	0.00	0.00	9
Eichler, Maxine Totals:		108.50	108.50	0.00		0.00		0.00	0.00	0.00
Fisher, Della (11319AL)	Private Pay (PPAL)	128.50	128.50	0.00		0.00		0.00	0.00	0.00	9
Fisher, Della Totals:		128.50	128.50	0.00		0.00		0.00	0.00	0.00
Godsey, Mary (11305AL)	Private Pay (PPAL)	108.50	108.50	0.00		0.00		0.00	0.00	0.00	9
Godsey, Mary Totals:		108.50	108.50	0.00		0.00		0.00	0.00	0.00
Gogerty, Ruth (11306AL)	Private Pay (PPAL)	133.90	133.90	0.00		0.00		0.00	0.00	0.00	9
Gogerty, Ruth Totals:		133.90	133.90	0.00		0.00		0.00	0.00	0.00
Grabau, Ruth (11292AL)	Private Pay (PPAL)	681.00	681.00	0.00		0.00		0.00	0.00	0.00	16
Grabau, Ruth Totals:		681.00	681.00	0.00		0.00		0.00	0.00	0.00
Haugsted, Clarence (11275AL)	Private Pay (PPAL)	297.50	297.50	0.00		0.00		0.00	0.00	0.00	9
Haugsted, Clarence Totals:		297.50	297.50	0.00		0.00		0.00	0.00	0.00
Hendershot, James (11315AL)	Private Pay (PPAL)	223.55	223.55	0.00		0.00		0.00	0.00	0.00	9
Hendershot, James Totals:		223.55	223.55	0.00		0.00		0.00	0.00	0.00

11/5/2009 4:12:27 PM	AR Aging Report	Page 2

Resident/Adm ID	Payer	Total		Current		32+ Days	62+ Days	93+ Days	124+ Days	154+ Days	A.D.O.
Horner, Norma (11320AL)	Private Pay (PPAL)	208.50		208.50		0.00	0.00	0.00	0.00	0.00	9
Horner, Norma Totals:		208.50		208.50		0.00	0.00	0.00	0.00	0.00
Jehu, Virginia (11285AL)	Private Pay (PPAL)	1,070.10		1,070.10		0.00	0.00	0.00	0.00	0.00	9
Jehu, Virginia Totals:		1,070.10		1,070.10		0.00	0.00	0.00	0.00	0.00
Johnson, Betty (11495AL)	Private Pay (PPAL)	10.00		10.00		0.00	0.00	0.00	0.00	0.00	9
Johnson, Betty Totals:		10.00		10.00		0.00	0.00	0.00	0.00	0.00
Jones, Margaret (14412AL)	Private Pay (PPAL)	3,031.50	CR	3,031.50	CR	0.00	0.00	0.00	0.00	0.00	1
Jones, Margaret Totals:		3,031.50	CR	3,031.50	CR	0.00	0.00	0.00	0.00	0.00
Keenan, Betty (11318AL)	Private Pay (PPAL)	532.50		532.50		0.00	0.00	0.00	0.00	0.00	9
Keenan, Betty Totals:		532.50		532.50		0.00	0.00	0.00	0.00	0.00
Kleppin, Fred (11310AL)	Private Pay (PPAL)	11.00		11.00		0.00	0.00	0.00	0.00	0.00	9
Kleppin, Fred Totals:		11.00		11.00		0.00	0.00	0.00	0.00	0.00
Knudson, Edna (11283AL)	Private Pay (PPAL)	75.50		75.50		0.00	0.00	0.00	0.00	0.00	15
Knudson, Edna Totals:		75.50		75.50		0.00	0.00	0.00	0.00	0.00
Koenig, Bernice (13007AL)	Private Pay (PPAL)	318.50		318.50		0.00	0.00	0.00	0.00	0.00	23
Koenig, Bernice Totals:		318.50		318.50		0.00	0.00	0.00	0.00	0.00
Larkins, Fay (11298AL)	Private Pay (PPAL)	15.80		15.80		0.00	0.00	0.00	0.00	0.00	9
Larkins, Fay Totals:		15.80		15.80		0.00	0.00	0.00	0.00	0.00
Lewis, Ron (11277AL)	Private Pay (PPAL)	72.00		72.00		0.00	0.00	0.00	0.00	0.00	19
Lewis, Ron Totals:		72.00		72.00		0.00	0.00	0.00	0.00	0.00
Maroney, Dorothy (11313AL)	Private Pay (PPAL)	2.60		2.60		0.00	0.00	0.00	0.00	0.00	9
Maroney, Dorothy Totals:		2.60		2.60		0.00	0.00	0.00	0.00	0.00
McHone, Clita (11279AL)	Private Pay (PPAL)	108.50		108.50		0.00	0.00	0.00	0.00	0.00	9
McHone, Clita Totals:		108.50		108.50		0.00	0.00	0.00	0.00	0.00
Minkler, Marcus (11312AL)	Private Pay (PPAL)	65.50		65.50		0.00	0.00	0.00	0.00	0.00	9
Minkler, Marcus Totals:		65.50		65.50		0.00	0.00	0.00	0.00	0.00
Oregon, Beverly (11593AL)	Private Pay (PPAL)	186.00		186.00		0.00	0.00	0.00	0.00	0.00	9
Oregon, Beverly Totals:		186.00		186.00		0.00	0.00	0.00	0.00	0.00
Pearey, Lenore (11287AL)	Private Pay (PPAL)	456.55		456.55		0.00	0.00	0.00	0.00	0.00	11
Pearey, Lenore Totals:		456.55		456.55		0.00	0.00	0.00	0.00	0.00
Pederson, Harvey (11309AL)	Private Pay (PPAL)	22.00		22.00		0.00	0.00	0.00	0.00	0.00	9
Pederson, Harvey Totals:		22.00		22.00		0.00	0.00	0.00	0.00	0.00
Peterson, Orpha (11280AL)	Private Pay (PPAL)	144.50		144.50		0.00	0.00	0.00	0.00	0.00	9
Peterson, Orpha Totals:		144.50		144.50		0.00	0.00	0.00	0.00	0.00
Petrich, Anna (11316AL)	Private Pay (PPAL)	120.35		120.35		0.00	0.00	0.00	0.00	0.00	9
Petrich, Anna Totals:		120.35		120.35		0.00	0.00	0.00	0.00	0.00
Pompe, Betty (13067AL)	Private Pay (PPAL)	108.50		108.50		0.00	0.00	0.00	0.00	0.00	9
Pompe, Betty Totals:		108.50		108.50		0.00	0.00	0.00	0.00	0.00
Posegate, Bernard (11296AL)	Private Pay (PPAL)	150.50		150.50		0.00	0.00	0.00	0.00	0.00	9
Posegate, Bernard Totals:		150.50		150.50		0.00	0.00	0.00	0.00	0.00
Riley, Larry (11293AL)	Private Pay (PPAL)	459.30		459.30		0.00	0.00	0.00	0.00	0.00	9
Riley, Larry Totals:		459.30		459.30		0.00	0.00	0.00	0.00	0.00

2

11/5/2009 4:12:27 PM	AR Aging Report	Page 3

Resident/Adm ID	Payer	Total		Current		32+ Days		62+ Days		93+ Days		124+ Days		154+ Days	A.D.O.
Ross, Irene (Ames) (11299AL)	Private Pay (PPAL)	113.55		113.55		0.00		0.00		0.00		0.00		0.00	9
Ross, Irene (Ames) Totals:		113.55		113.55		0.00		0.00		0.00		0.00		0.00
Schultz, Elizabeth (13426AL)	Private Pay (PPAL)	687.80		3,410.30		2,722.50	CR	0.00		0.00		0.00		0.00	24
Schultz, Elizabeth Totals:		687.80		3,410.30		2,722.50	CR	0.00		0.00		0.00		0.00
Shannon, Violet (11300AL)	Private Pay (PPAL)	829.00		829.00		0.00		0.00		0.00		0.00		0.00	9
Shannon, Violet Totals:		829.00		829.00		0.00		0.00		0.00		0.00		0.00
Skare, Doris (11281AL)	Iowa Medicaid (IA MCD)	2,286.42		2,143.75	CR	448.86	CR	3,025.00		1,854.03		0.00		0.00	71
Skare, Doris (11281AL)	Private Pay (PPAL)	1,630.53	CR	2,147.55		1,100.95		3,025.00	CR	1,854.03	CR	0.00		0.00	66
Skare, Doris Totals:		655.89		3.80		652.09		0.00		0.00		0.00		0.00
Testori, Margaret (11321AL)	Private Pay (PPAL)	389.00		389.00		0.00		0.00		0.00		0.00		0.00	9
Testori, Margaret Totals:		389.00		389.00		0.00		0.00		0.00		0.00		0.00
Toporek, Walter (11303AL)	Private Pay (PPAL)	159.45		159.45		0.00		0.00		0.00		0.00		0.00	9
Toporek, Walter Totals:		159.45		159.45		0.00		0.00		0.00		0.00		0.00
Uthe, Marie (11274AL)	Private Pay (PPAL)	112.00		112.00		0.00		0.00		0.00		0.00		0.00	9
Uthe, Marie Totals:		112.00		112.00		0.00		0.00		0.00		0.00		0.00
Voelker, Don (11290AL)	Private Pay (PPAL)	326.50		326.50		0.00		0.00		0.00		0.00		0.00	16
Voelker, Don Totals:		326.50		326.50		0.00		0.00		0.00		0.00		0.00
Von Ah, Albert (13053AL)	Private Pay (PPAL)	108.50		108.50		0.00		0.00		0.00		0.00		0.00	9
Von Ah, Albert Totals:		108.50		108.50		0.00		0.00		0.00		0.00		0.00
Voss, Regis (11294AL)	Private Pay (PPAL)	108.50		108.50		0.00		0.00		0.00		0.00		0.00	9
Voss, Regis Totals:		108.50		108.50		0.00		0.00		0.00		0.00		0.00
Webb, Evelyn (11289AL)	Private Pay (PPAL)	4,280.15		2,872.35		1,407.80		0.00		0.00		0.00		0.00	28
Webb, Evelyn Totals:		4,280.15		2,872.35		1,407.80		0.00		0.00		0.00		0.00
Webster, Donna (13436AL)	Private Pay (PPAL)	673.00		3,365.00		2,692.00	CR	0.00		0.00		0.00		0.00	32
Webster, Donna Totals:		673.00		3,365.00		2,692.00	CR	0.00		0.00		0.00		0.00
Wessman, Geraldine (11273AL)	Private Pay (PPAL)	414.80		414.80		0.00		0.00		0.00		0.00		0.00	9
Wessman, Geraldine Totals:		414.80		414.80		0.00		0.00		0.00		0.00		0.00
Woster, Bernetta (11297AL)	Private Pay (PPAL)	195.50		195.50		0.00		0.00		0.00		0.00		0.00	9
Woster, Bernetta Totals:		195.50		195.50		0.00		0.00		0.00		0.00		0.00
AL — AME Totals:		16,064.94		25,864.55		5,774.61	CR	4,025.00	CR	0.00		0.00		0.00
Henze, Irma (14296WL)	Private Pay (PPAL)	500.00	CR	500.00	CR	0.00		0.00		0.00		0.00		0.00	8
Henze, Irma Totals:		500.00	CR	500.00	CR	0.00		0.00		0.00		0.00		0.00
Hodnefield, Lillian (11581WL)	Private Pay (PPAL)	500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00	123
Hodnefield, Lillian Totals:		500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00
Huzzy, Eileen (11582WL)	Private Pay (PPAL)	500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00	123
Huzzy, Eileen Totals:		500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00
Thousand, Chuck (11580WL)	Private Pay (PPAL)	500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00	123
Thousand, Chuck Totals:		500.00	CR	0.00		0.00		0.00		0.00		500.00	CR	0.00
WL — AME Totals:		2,000.00	CR	500.00	CR	0.00		0.00		0.00		1,500.00	CR	0.00
Grand Totals		14,064.94		25,364.55		5,774.61	CR	4,025.00	CR	0.00		1,500.00	CR	0.00

3

11/5/2009 4:12:27 PM	AR Aging Report — Payer Summary	Page 4

Payer	Total	Current		32+ Days		62+ Days		93+ Days		124+ Days		154+ Days	A.D.O.
Payer Totals:
Private Pay (PPAL)	10,661.52	26,391.30		5,325.75	CR	7,050.00	CR	1,854.03	CR	1,500.00	CR	0.00	75
1 Private Pay Totals	10,661.52	26,391.30		5,325.75	CR	7,050.00	CR	1,854.03	CR	1,500.00	CR	0.00
Iowa Medicaid (IA MCD)	3,403.42	1,026.75	CR	448.86	CR	3,025.00		1,854.03		0.00		0.00	72
Medicaid Totals	3,403.42	1,026.75	CR	448.86	CR	3,025.00		1,854.03		0.00		0.00
Payer Totals:	14,064.94	25,364.55		5,774.61	CR	4,025.00	CR	0.00		1,500.00	CR	0.00
Grand Totals	14,064.94	25,364.55		5,774.61	CR	4,025.00	CR	0.00		1,500.00	CR	0.00
...End Of Report

4

QUARTERLY FACILITY ACCOUNTS PAYABLE AGING REPORT

Report ID: APY 1406	People Soft Accounts Payable	Page No. 1 Run Date 1/6/2010 Run Time 9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009

Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor          SHARE 0000006849          Abe’s Trash Service Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003173	378567	12/25/2009	12/31/2009	12/31/2009	Invoice	163.96	163.96
Total for Vendor SHARE 0000006849 Abe’s Trash Service Inc.						163.96	163.96
Vendor          SHARE 0000006894          McKesson Medical Surgical

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001670	ck#2784 dup pymt 1/23/08	12/31/2008	1/7/2009	12/31/2008	Credit	-107.54	-107.54
00001679	ck#2806 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-153.68	-153.68
00003072	91360790	11/18/2009	11/30/2009	11/30/2009	Invoice	89.67	89.67
Total for Vendor SHARE 0000006894 McKesson Medical Surgical						-171.55	-171.55
Vendor          SHARE 0000006895          Memories By-Design

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003174	12182009	12/18/2009	12/31/2009	12/31/2009	Invoice	26.75	26.75
Total for Vendor SHARE 0000006895 Memories By-Design						26.75	26.75
Vendor          SHARE 0000006896          Metropolitan Utilities District

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003197	12182009	12/18/2009	12/31/2009	12/31/2009	Invoice	31.49	31.49
00003198	12182009-2	12/18/2009	12/31/2009	12/31/2009	Invoice	1,119.78	1,119.78
Total for Vendor SHARE 0000006896 Metropolitan Utilities District						1,151.27	1,151.27

Report ID: APY 1406	People Soft Accounts Payable	Page No. 2
Run Date 1/6/2010
Run Time 9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009

Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor          SHARE 0000007870          Accurate Testing

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001681	ck#2809 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-100.00	-100.00
Total for Vendor SHARE 0000007870 Accurate Testing						-100.00	-100.00
Vendor          SHARE 0000007875          ADP Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001672	ck#2787 dup pymt 1/23/08	12/31/2008	1/7/2009	12/31/2008	Credit	-108.43	-108.43
00001682	ck#2810 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-110.12	-110.12
00002160	400112826	4/10/2009	4/28/2009	4/30/2009	Invoice	114.78	114.78
00003182	400418832	12/18/2009	12/31/2009	12/31/2009	Invoice	139.85	139.85
Total for Vendor SHARE 0000007875 ADP Inc.						36.08	36.08
Vendor          SHARE 0000007931          Bag ‘N Save

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003187	43081	12/28/2009	12/31/2009	12/31/2009	Invoice	34.22	34.22
00003188	43072	12/19/2009	12/31/2009	12/31/2009	Invoice	5.70	5.70
00003189	43085	12/28/2009	12/31/2009	12/31/2009	Invoice	10.38	10.38
00003190	43080	12/26/2009	12/31/2009	12/31/2009	Invoice	44.55	44.55
00003192	43073	12/21/2009	12/31/2009	12/31/2009	Invoice	22.84	22.84
00003194	43075	12/22/2009	12/31/2009	12/31/2009	Invoice	7.98	7.98
00003196	43078	12/23/2009	12/31/2009	12/31/2009	Invoice	8.54	8.54
Total for Vendor SHARE 0000007931 Bag ‘N Save						134.21	134.21

2

Report ID: APY 1406	People Soft Accounts Payable	Page No.	3
		Run Date	1/6/2010
		Run Time	9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009
Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor          SHARE 0000007955          Briggs Corporation

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001683	ck#2812 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-224.92	-224.92
00002017	4519908	3/18/2009	3/24/2009	3/27/2009	Invoice	10.13	10.13
Total for Vendor SHARE 0000007955 Briggs Corporation						-214.79	-214.79
Vendor          SHARE 0000007981          Choice Electric

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001684	ck#2813 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-426.40	426.40
Total for Vendor SHARE 0000007981 Choice Electric						-426.40	-426.40
Vendor          SHARE 0000008062          Ecolab

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003203	1109913	12/20/2009	12/31/2009	12/31/2009	Invoice	619.71	619.71
Total for Vendor SHARE 0000008062 Ecolab						619.71	619.71
Vendor          SHARE 0000009110          Grainger

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001686	ck#2818 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-35.64	-35.64
Total for Vendor SHARE 0000008110 Grainger						-35.64	-35.64
Vendor          SHARE [ILLEGIBLE]          [ILLEGIBLE]

3

Report ID: APY 1406	People Soft Accounts Payable	Page No.	4
		Run Date	1/6/2010
		Run Time	9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009
Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor          SHARE 0000008144          Hy-Vee

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003201	122209	12/22/2009	12/31/2009	12/31/2009	Invoice	4.63	4.63
Total for Vendor SHARE 0000008144 Hy-Vee						4.63	4.63
Vendor          SHARE 0000008151          Imagistics International, Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003177	649828	12/29/2009	12/31/2009	12/31/2009	Invoice	105.46	105.46
Total for Vendor SHARE 0000008151 Imagistics International, Inc.						105.46	105.46
Vendor          SHARE 0000008180          Johnstone Supply

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003176	008397	12/21/2009	12/31/2009	12/31/2009	Invoice	65.05	65.05
Total for Vendor SHARE 0000008180 Johnstone Supply						65.05	65.05
Vendor          SHARE 0000008211          Lowes

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00002924	10022009	10/2/2009	10/28/2009	10/30/2009	Credit	-7.54	-7.54
Total for Vendor SHARE 0000008211 Lowes						-7.54	-7.54
Vendor          SHARE 0000008259          Nebraska State Patrol

4

Report ID: APY 1406	People Soft Accounts Payable	Page No. 5
Run Date 1/6/2010
Run Time 9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009

Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor          SHARE 0000008259          Nebraska State Patrol

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001687	ck#2825 dup pymt 1/24/08	12/31/2008	1/7/2009	12/31/2008	Credit	-30.00	-30.00
00003107	12032009	12/3/2009	12/11/2009	12/11/2009	Invoice	15.00	15.00
Total for Vendor SHARE 0000008259 Nebraska State Patrol						-15.00	-15.00
Vendor          SHARE 0000008270          Nobbies, Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003168	29599	12/20/2009	12/22/2009	12/25/2009	Credit	-74.65	-74.65
Total for Vendor SHARE 0000008270 Nobbies, Inc.						-74.65	-74.65
Vendor          SHARE 0000008329          Roberts Dairy

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003200	31535	12/23/2009	12/31/2009	12/31/2009	Invoice	161.67	161.67
Total for Vendor SHARE 0000008329 Roberts Dairy						161.67	161.67
Vendor          SHARE 0000008340          Rotella’s Italian Bakery, Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003191	116920	12/28/2009	12/31/2009	12/31/2009	Invoice	20.89	20.88
00003193	112856	12/21/2009	12/31/2009	12/31/2009	Invoice	20.89	20.89
00003195	115174	12/24/2009	12/31/2009	12/31/2009	Invoice	23.57	23.57
Total for Vendor SHARE 0000008340 Rotella’s Italian Bakery, Inc.						65.35	65.35

5

Report ID: APY 1406	People Soft Accounts Payable	Page No. 6
Run Date 1/6/2010
Run Time 9:43:56 AM
PAYABLES OPEN LIABILITY REPORT
As of Accounting Date: 12/31/2009

Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor           SHARE 0000008347          Sam’s Club

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003181	12212009	12/21/2009	12/31/2009	12/31/2009	Invoice	85.93	85.93
Total for Vendor SHARE 0000008347 Sam’s Club						85.93	85.93
Vendor          SHARE 0000008396          Seniors for Living

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003202	5887	12/8/2009	12/31/2009	12/31/2009	Invoice	30.00	30.00
Total for Vendor SHARE 0000008396 Seniors for Living						30.00	30.00
Vendor          SHARE 0000008458          U S Foodservice, Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003175	cm90220951	12/22/2009	12/31/2009	12/31/2009	Credit	-8.68	-8.68
00003180	90223616	12/25/2009	12/31/2009	12/31/2009	Invoice	190.44	190.44
00003183	90222811	12/22/2009	12/31/2009	12/31/2009	Invoice	37.68	37.68
00003184	90220951	12/18/2009	12/31/2009	12/31/2009	Invoice	772.05	772.05
00003185	90222393	12/22/2009	12/31/2009	12/31/2009	Invoice	1,264.48	1,264.48
00003186	90220957	12/18/2009	12/31/2009	12/31/2009	Invoice	35.90	35.90
00003199	90222761	12/22/2009	12/31/2009	12/31/2009	Invoice	40.67	40.67
Total for Vendor SHARE 0000008458 US Foodservice, Inc.						2,332.54	2,332.54
Vendor          SHARE 0000008464          Verizon Wireless

6

Report ID: APY 1406	People Soft Accounts Payable	Page No. 7
Run Date 1/6/2010
Run Time 9:43:56 AM
PAYABLES OPEN LIABILITY REPORT As of Accounting Date: 12/31/2009

Liability: Only Recorded Liability
Prepayment: Not Included
Unmatured Draft Payment: Not Included
Available Discount: Not Included
Currency: Base Currency
Vendor: Invoice Vendor

Group by:	BUSINESS UNIT	J1203	Waterford at Roxbury Park	Business Unit Option:	Value
Base Currency:		USD		Vendor Option:	Select All
Detail Report
Vendor      SHARE 0000008464      Verizon Wireless

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003179	2332496049	12/20/2009	12/31/2009	12/31/2009	Invoice	334.12	334.12
Total for Vendor SHARE 0000008464 Verizon Wireless						334.12	334.12
Vendor      SHARE 0000008468      Wal-Mart Community BRC

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00000314	041207	4/12/2007	3/12/2008	2/29/2008	Credit	-64.07	-64.07
Total for Vendor SHARE 0000008468 Wal-Mart Community BRC						-64.07	-64.07
Vendor      SHARE 0000008511      Total Rehab

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00001676	ck #2795 dup pymt 1/23/08	12/31/2008	1/7/2009	12/31/2008	Credit	-41.20	-41.20
Total for Vendor SHARE 0000008511 Total Rehab						-41.20	-41.20
Vendor      SHARE 0000015454      Staples Contract & Commercial Inc.

Voucher ID	Invoice ID	Invoice Date	Due Date	Accounting Date	Document	Unpaid Amount	Net
00003178	99618259	12/24/2009	12/31/2009	12/31/2009	Invoice	115.84	115.84
Total for Vendor SHARE 0000015454 Staples Contract & Commercia						115.84	115.84
Total for BUSINESS UNIT J1203 Waterford at Roxbury Park						4,281.73	4,281.73

7

EXHIBIT G: ANNUAL CAPITAL EXPENDITURE CERTIFICATE
Report Period: Commencing                                           and ending

Lease:	Master Lease (“Lease”) made by certain affiliates of Health Care REIT, Inc. (collectively called “Landlord”) to Capital Texas S, LLC (“Tenant”)
Tenant hereby certifies to Landlord that, per Section 16.6 of Lease, Tenant has expended at least the Minimum Capital Expenditures Amount per Unit in Qualified Capital Expenditure during the annual reporting period. To the extent that the total required amount was not expended in the reported year, Tenant hereby certifies that such variance amount has been deposited into a reserve account to be used solely for future Qualified Capital Expenditures for the Facilities.
Executed this                      day of                                         ,  _____.

Name:

Title:

EXHIBIT H: WIRE TRANSFER INSTRUCTIONS
HEALTH CARE REIT, INC.
WIRE TRANSFER INSTRUCTIONS
[Intentionally omitted.]

EXHIBIT I: CONTINGENT PAYMENT REQUEST
                                        , 20

One SeaGate, Suite 1500
P. O. Box 1475
Toledo, Ohio 43603-1475
Attention: Erin C. Ibele

Re:	Master Lease Agreement, as amended (the “Lease”) between Capital Texas S, LLC (“Tenant”) and certain affiliates of Health Care REIT, Inc. (“Landlord”)
Dear Ms. Ibele:
Tenant hereby requests a payment in the amount of $                     to be made on                                         , 20_____. All terms used in this request are defined in the Lease and have the meanings given in the Lease.
Tenant hereby certifies to that:
1. At the date hereof, no Event of Default has occurred and is continuing, and no event known to Tenant has occurred which, upon the service of notice and/or the lapse of time, would constitute an Event of Default.
2. All conditions to the requested Contingent Payment have been satisfied.
Tenant hereby authorizes you to disburse the proceeds of this payment directly to Tenant. Tenant covenants and agrees that the proceeds will be paid to the parties shown on the attached schedule (if applicable).

CAPITAL TEXAS S, LLC

By:

Title:

[ATTACH DOCUMENTATION REGARDING
USE OF PROCEEDS IF REQUIRED]

EXHIBIT J: [RESERVED]

EXHIBIT K: SNDA FORM
[*ATTACH*]

Prepared by, and after recording
return to:
James J. Schwert, Esquire
Oppenheimer Wolff & Donnelly LLP
Plaza VII, Suite 3300
45 S. Seventh Street
Minneapolis, MN 55402
Freddie Mac Loan No. 534378552
Azalea Trails Assisted Living
SUBORDINATION, NON-DISTURBANCE AND
ATTORNMENT AGREEMENT

SUBORDINATION, NON-DISTURBANCE AND
ATTORNMENT AGREEMENT
THIS AGREEMENT, made as of the  _____  day of September, 2010, between FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States, having an office or principal place of business at 8200 Jones Branch Drive, McLean, Virginia 22102 (hereinafter called “Lender”), CAPITAL TEXAS S, LLC, a Delaware limited liability company, having an address of 14160 Dallas Parkway, Suite 300, Dallas, Texas 75254 (hereinafter called “Tenant”), and 5550 OLD JACKSONVILLE HIGHWAY, LLC, a limited liability company, organized and existing under the laws of Delaware, having an office at c/o Health Care REIT, Inc., 4500 Dorr Street, Toledo, Ohio 43615-4040 (hereinafter called “Landlord”); and HCRI TEXAS PROPERTIES, LTD., a Texas limited partnership, 311 E. HAWKINS PARKWAY, LLC, a Delaware limited liability company, 2281 COUNTRY CLUB DRIVE, LLC, a Delaware limited liability company, 5902 NORTH STREET, LLC, a Delaware limited liability company, 750 NORTH COLLEGIATE DRIVE, LLC, a Delaware limited liability company, 1011 E. PECAN GROVE ROAD, LLC, a Delaware limited liability company, 402 SOUTH COLONIAL DRIVE, LLC, a Delaware limited liability company, 1329 BROWN STREET, LLC, a Delaware limited liability company, and 1818 MARTIN DRIVE, LLC, a Delaware limited liability company (collectively, “HCN-Texas”), each having an office at 4500 Dorr Street, Toledo, Ohio 43615-4040.
WITNESSETH:
WHEREAS, Lender is the holder of a loan made to Landlord in the original principal amount of Seven Million Eighty-Five Thousand and No/100 Dollars ($7,085,000.00) (“Loan”). The Loan is evidenced by a Multifamily Note dated August 17, 2009 in the amount of the Loan (“Note”) and is secured by a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated August 17, 2009 (hereinafter called the “Security Instrument”) covering a parcel of land owned by Landlord and described on Exhibit “A” annexed hereto and made a part hereof, together with the improvements erected, thereon (said parcel of land and improvements thereon being hereinafter called the “Property”); and
WHEREAS, Landlord and HCN-Texas have leased the Property to Tenant pursuant to the terms of that certain Master Lease Agreement (“Master Lease #2”) between Landlord and HCN-Texas as landlords and Tenant as tenant dated                     , 2010 (“Lease”); and
WHEREAS, a copy of the Lease has been delivered to Lender, the receipt of which is hereby acknowledged; and
WHEREAS, Lender is unwilling to consent to the Lease unless the Lease is and continues to be subordinate to the lien of the Security Instrument; and
WHEREAS, the Lease provides that the Lease shall become subject and subordinate to a mortgage upon the interest of the Landlord in the Property made to a lender if and when a non- disturbance agreement is entered into with respect to such mortgage; and

WHEREAS, the parties hereto desire to effect the subordination of the Lease to the Security Instrument and to provide for the non-disturbance of Tenant by the holder of the Security Instrument.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto intending to be legally bound hereby agree as follows:
1. Consent to Lease. Lender hereby consents to the Lease.
2. Subordination. Tenant covenants and agrees with Lender that the Lease hereby is made and shall continue hereafter to be subject and subordinate to the lien and terms of the Security Instrument and to any and all advances made or to be made under or with respect to the Loan, the Security Instrument or any of the other documents evidencing, securing or otherwise executed in connection with the Loan (as the Security Instrument or any such other document may be amended from time to time, the “Loan Documents”), and to all current and future modifications, extensions, renewals and consolidations thereof and the obligations secured thereby, with the same force and effect as if the Security Instrument and the indebtedness secured thereby, as so modified and extended, had been executed and delivered prior to the execution and delivery of the Lease and without regard to the order of priority of recording the Security Instrument and the Short Form or Memorandum of the Lease, subject, however, to the provisions of this Agreement.
3. Estoppel. Tenant certifies as follows:
(a) The Commencement Date of the Lease is as of the date hereof. The Lease is presently in full force and effect and unmodified and Tenant as of this date has no knowledge of any charge, lien or claim of offset or default by Landlord under the Lease. The Tenant is taking possession of the Property as of the date hereof.
(b) The current rent schedule under the Lease is attached hereto as Exhibit C, and has been paid in full through the date hereof. No additional rent or charge that has been billed to Tenant by Landlord is overdue. The amount of the security deposit presently held by Landlord under the Lease is a letter of credit in the amount of $2,221,700.00.
(c) Tenant has not delivered or received any notices of default under the Lease; to the best of the Tenant’s knowledge, there is no default by Landlord or Tenant under the Lease, nor has any event or omission occurred which, with the giving of notice or the lapse of time, or both, would constitute a default.
(d) Tenant has not assigned, conveyed, transferred, sold encumbered or mortgaged its interest in the Lease or the Property except for the sublease and the residency agreements.
(e) The Lease represents all of Tenant’s rights, title and interest in the Property.

(f) Tenant has not received written notice that it is in violation of any governmental law or regulation with respect to the Property and has no reason to believe that there are grounds for any claim of any such violation.
4. Nondisturbance. Lender agrees that so long as the Lease shall be in full force and effect and so long as no Event of Default (as defined in the Lease), as determined in Lender’s sole discretion, has occurred and is continuing and so long as there is no default under this Agreement:
(a) Tenant shall not be named or joined as a party or otherwise in any suit, action or proceeding for the foreclosure of the Security Instrument or to enforce any rights under the Security Instrument or the obligation secured thereby. Notwithstanding the foregoing provisions of this paragraph, if Tenant is an indispensable party in a foreclosure proceeding with respect to the Security Instrument, Lender may so name or join Tenant if such naming or joinder may be accomplished without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Tenant under this Agreement or under the Lease;
(b) The possession, use, occupancy and operation by Tenant of the Property and the other properties covered by the Lease and Tenant’s right thereto shall not be disturbed, affected or impaired by, nor will the Lease or the term thereof be terminated or otherwise affected by (i) any suit, action or proceeding upon the Security Instrument or the obligation secured thereby, or for the foreclosure of the Security Instrument or any other documents held by the holder of the Security Instrument, or by any judicial sale or execution or other sale of the Property, or any deed given in lieu of foreclosure, or by the exercise of any other rights given to any holder of the Security Instrument or other documents as a matter of law, or (ii) any default under the Security Instrument or the obligation secured thereby; and
(c) Pursuant to the Lease, Tenant has granted to Landlord a security interest in “Collateral” as defined in the Lease. Landlord has assigned that security interest as it relates to the Property to Lender as security for the indebtedness secured by the Security Instrument and Tenant hereby consents to that Assignment.
5. Attornment. If Lender or any other party becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise (“Successor Landlord”), then Tenant agrees that the Lease shall continue in full force and effect, without the necessity of executing a new lease, as a direct lease between Tenant and Successor Landlord as to the Property and Tenant further agrees as follows, in each case as to the Property only:
(a) Tenant will perform and observe its obligations under the Lease.
(b) Tenant will attorn to and recognize Successor Landlord as the Landlord under the Lease for the remainder of the term of the Lease, such attornment to be automatic and self-operative.
(c) Tenant will execute and deliver upon request of Successor Landlord an appropriate agreement of attornment to Successor Landlord.

6. Protection of Successor Landlord. Tenant agrees that Successor Landlord will not be liable for, subject to or bound by any of the following:
(a) Claims, offsets or defenses which Tenant might have against any prior Landlord;
(b) Acts or omissions of any prior Landlord;
(c) Rent or additional rent which Tenant might have paid for more than the current month;
(d) Any security deposit or other prepaid charge paid to any prior Landlord;
(e) Warranties of any nature whatsoever, including any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, any prior Landlord’s title, any prior Landlord’s authority, habitability, fitness for purpose or possession; or
(f) Amendments or modifications of the Lease made without Lender’s written consent
7. Severance of Non-Related Properties. Tenant, HCN-Texas and Landlord acknowledge that the Lender is holding other mortgage loans dated as of August 17, 2009 to affiliates of the Borrower that are secured by senior housing facilities other than the Property (“Encumbered Properties”). The Lease includes additional senior housing facilities which are not either the Property or Encumbered Properties. In the event that a Successor Landlord shall become the owner of the Property, Successor Landlord shall only be responsible for performing obligations under the Lease as they relate to the Property and the Encumbered Properties and the Lease shall hereby be automatically amended without further action by any party, as of the earlier of the date of the vesting of title in such Successor Landlord or taking of possession of the Property by such Successor Landlord, to (i) remove from the Lease any senior housing facilities which are not either the Property or Encumbered Properties, and (ii) adjust the rent due pursuant to the terms of the Lease as set forth on Exhibit D but to otherwise continue under the same terms and conditions. From and after the date of such vesting of title in or the taking of possession by Successor Landlord, the Lease shall apply to and the Successor Landlord shall have liability only with respect to such senior housing facilities which are subject to the Lease as of the date hereof and which are either the Property or Encumbered Properties at the time of such amendment. The parties hereto agree to cooperate in the execution and recordation of such documentation as may be necessary or desirable in connection with such severance. Notwithstanding the foregoing, Landlord and Tenant agree that the lease of the properties which are not the Property or the Encumbered Properties shall continue in full force and effect without change and Landlord and Tenant shall take all actions necessary or desirable by either Landlord or Tenant to continue such lease.
8. Successor Landlord Exculpation. Tenant will look solely to Lender’s or such other Successor Landlord’s interest in the Property for the payment and discharge of any obligation or liability imposed upon Lender or such other Successor Landlord under the Lease relating to the Property or this Agreement, and Lender and any other Successor Landlord shall have no personal liability under the Lease or this Agreement.

9. Option to Purchase. Tenant, HCN and Landlord acknowledge and agree that in the event Tenant chooses to exercise its option to purchase the Property as set forth in Article 13 of the Lease, as amended, Landlord shall comply with the provisions of the Security Instrument and the Note regarding prepayment. Tenant acknowledges that its option to purchase is subordinate to the lien of the Security Instrument. Landlord shall be solely responsible for and shall hold Tenant harmless from all costs and expenses incurred in complying with such provisions of the Security Instrument. At such time as all amounts due and owing to Lender, including but not limited to any prepayment fee, have been received by Lender in connection with the exercise of Tenant’s Option to Purchase set forth in the Lease, Lender shall release the Property from the lien of the Security Instrument.
10. Lender’s Right to Cure. In the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has sent written notice of such act or omission to Lender, and (ii) until a reasonable period (but in no event more than thirty (30) days following the time that Landlord has under the Lease to cure or remedy the same unless such default reasonably requires possession of the Property to cure, and Lender shall be diligently attempting to gain such possession and effect such cure, then such cure period shall be extended thereafter for so long as Lender is diligently attempting to gain such possession and effect such cure) for remedying such act or omission shall have elapsed following the giving of such notice.
11. Default by Tenant. Notwithstanding the provisions of this Agreement, Landlord, its successors and assigns, including any Successor Landlord, shall not be estopped from taking such action as may be available to Landlord under the terms of the Lease in the event that Tenant shall default in performance of its obligations under the terms of the Lease.
12. Notices. Any notice, request, approval, consent, waiver or discharge given or required to be given under this Agreement shall be in writing and shall be deemed to have been given when mailed by United States registered or certified mail, postage prepaid, return receipt requested, or by express carrier or overnight carrier to the other party at the address stated below or at the last changed address given by the party to be notified as hereinafter specified:

To Lender:	FEDERAL HOME LOAN MORTGAGE CORPORATION c/o KeyCorp Real Estate Capital Markets, Inc. 911 Main Street, Suite 1500 Kansas City, Missouri 64105

To Tenant:	CAPITAL TEXAS S, LLC 14160 Dallas Parkway, Suite 300 Dallas, Texas 75254

To Landlord:	5550 OLD JACKSONVILLE HIGHWAY, LLC c/o Health Care REIT, Inc. 4500 Dorr Street Toledo, Ohio 43615-4040

To HCN-Texas:	HCRI TEXAS PROPERTIES, LTD.

311 E. HAWKINS PARKWAY, LLC
2281 COUNTRY CLUB DRIVE, LLC
5902 NORTH STREET, LLC
750 NORTH COLLEGIATE DRIVE, LLC
1011 E. PECAN GROVE ROAD, LLC
402 SOUTH COLONIAL DRIVE, LLC
1329 BROWN STREET, LLC
1818 MARTIN DRIVE, LLC
c/o Health Care REIT, Inc.
4500 Dorr Street
Toledo, Ohio 43615-4040

Any party may at any time change its address for notification purposes by mailing or sending as aforesaid a notice stating the change and setting forth the new address, provided, however, that at no time shall Lender or Tenant be obligated to give notification to more than three (3) addressees.
Any notice sent as above specified shall be deemed to have been served upon receipt.
13. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be binding upon and enforceable by the parties hereto and their respective successors and assigns.
14. Entire Agreement. This Agreement contains the entire agreement between the parties and cannot be changed, modified, waived or canceled except by an agreement in writing executed by the party against whom enforcement of such modification, change, waiver or cancellation is sought
15. Agreement Runs with the Land. This Agreement and the covenants herein contained are intended to run with and bind all lands affected by the Security Instrument.
16. Notice to Lender. Tenant agrees that it will deliver to Lender a copy of all notices of default or termination given or received by it under the terms of the Lease.
17. Assignment to Lender. Tenant acknowledges that the Landlord has executed and delivered to Lender’s predecessor in interest an assignment of the Lease as security for the Loan and Lender may also further assign the Loan. Tenant expressly consents to such assignments.

18. Invalidity. If any portion of this Agreement is held invalid or inoperative, then all of the remaining portions will remain in full force and effect, and, so far as is reasonable and possible, effect will be given to the intent manifested by the portion or portions held to be invalid or inoperative.
19. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State where the Property is located.
20. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together will constitute one and the same instrument.
[The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LENDER

FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States

By:

Name:

Title:

STATE OF	)
) ss
COUNTY OF	)

This instrument was acknowledged before me on                      , 2010, by                                                                , the                                            of FEDERAL HOME LOAN MORTGAGE CORPORATION, on behalf of said corporation.

Notary Public

Printed Name:

My Commission Expires:

TENANT

CAPITAL TEXAS S, LLC, a Delaware limited liability company

By:

Name:

Title:

STATE OF	)
) ss
COUNTY OF	)

This instrument was acknowledged before me on                      , 2010, by                                                             , the                                                               of CAPITAL TEXAS S, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

LANDLORD

5550 OLD JACKSONVILLE HIGHWAY, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	Sole Member

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF	)
) ss
COUNTY OF	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the Sole Member of 5550 OLD JACKSONVILLE HIGHWAY, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

HCN-TEXAS

HCRI TEXAS PROPERTIES, LTD., a Texas limited partnership

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of HCRI TEXAS PROPERTIES, LTD., a Texas limited partnership, on behalf of said limited partnership.

Notary Public

Printed Name:

My Commission Expires:

311 E. HAWKINS PARKWAY, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 311 E. HAWKINS PARKWAY, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

2281 COUNTRY CLUB DRIVE, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 2281 COUNTRY CLUB DRIVE, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

5902 NORTH STREET, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 5902 NORTH STREET, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

750 NORTH COLLEGIATE DRIVE, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 750 NORTH COLLEGIATE DRIVE, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

1011 E. PECAN GROVE ROAD, LLC, a, Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 1011 E. PECAN GROVE ROAD, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

402 SOUTH COLONIAL DRIVE, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 402 SOUTH COLONIAL DRIVE, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

1329 BROWN STREET, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 1329 BROWN STREET, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

1818 MARTIN DRIVE, LLC, a Delaware limited liability company

By:	Health Care REIT, Inc., a Delaware corporation

Its:	General Partner

By:
	Name:	Erin C. Ibele
	Title:	Senior Vice President — Administration and Corporate Secretary

STATE OF OHIO	)
) ss.
COUNTY OF LUCAS	)

This instrument was acknowledged before me on September  _____, 2010, by Erin C. Ibele, the Senior Vice President — Administration and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, the General Partner of 1818 MARTIN DRIVE, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public

Printed Name:

My Commission Expires:

CONSENT OF SUBTENANT
TO
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
The undersigned (hereinafter referred to as the “Subtenant”) has entered into a sublease (hereinafter referred to as the “Sublease”) dated  _____, with the Tenant as defined in the attached Subordination, Non-Disturbance and Attornment Agreement (hereinafter referred to as the “Agreement”) pertaining to the Premises as defined in the Agreement.
In consideration of the sum of One and 00/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Subtenant, the Subtenant hereby consents to the terms and conditions of the Agreement and agrees and acknowledges that by signing this Consent the entire interest of the Subtenant in and to the Premises and under the Lease and the Sublease shall be fully subordinate and junior to the lien of the Security Instrument as defined in the Agreement and subject to the terms of the Security Instrument and the Agreement and further agrees that the Subtenant shall be bound by the terms of the Agreement. The terms used herein shall have the same meaning as those defined in the Agreement.
Dated this  _____  day of September, 2010.

SUBTENANT:

CSL S TYLER, LLC, a Delaware limited liability company

By:

Name:

Its:

STATE OF
COUNTY OF
On this, the                      day of September, 2010, before me                                          , the undersigned officer, personally appeared ________, who acknowledged himself/herself to be the ________ of CSL S TYLER, LLC, a Delaware limited liability company, and that he/she, as such ________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as the ________.
In witness whereof, I hereunto set my hand and official seal.

Notary Public
Printed Name:
My Commission Expires:

EXHIBIT “A”
LEGAL DESCRIPTION
TRACT 1: FEE SIMPLE
All that certain tract or parcel of land situated in the Marshall University Survey, Abstract 624, Smith County, Texas, being all of Lot 6, New City Block 1554-A, of the Signature Senior Living Addition, in the City of Tyler, according to the final plat thereof recorded in Cabinet “D”, Slide 334-B of the Plat Records of Smith County, Texas, being the same tract described in a Special Warranty Deed from 110 Retail, Ltd., a Texas limited partnership, et al, to HCRI Texas Properties, Ltd., a Texas Limited partnership, with an effective date of April 13, 2006, and recorded under Clerk’s File Number 2006-R00018212, of the Official Records of Smith County, Texas.
TRACT 2: EASEMENT ESTATE (Mutual Ingress/Egress Easement Parcel)
All that certain tract or parcel of land situated in the Marshall University Survey, Abstract 624, Smith County, Texas, being out of and part of Lot 5, New City Block 1554-A, of the Boozer Addition to the City of Tyler, according to the final plat thereof recorded in Cabinet “D”, Slide 302-A of the Plat Records of Smith County, Texas, and being more particularly described by metes and bounds as follows:
BEGINNING at a 1/2” iron rod set for the southwest corner of said Lot 5, N.C.B. 1554-A, same being in the east right-of-way line of F.M. Road 2493 (Old Jacksonville Highway, ultimate 105-ft. wide R.O.W.);
THENCE, North 27 degrees 38 minutes 33 seconds East, with the west line of said Lot 5, same being said east right-of-way line of F.M. road 2493 (and the bearing basis of this survey as related to the record bearing), a distance of 15.55 feet to a 1/2” iron rod set for the northwest corner of the herein described tract;
THENCE, South 77 degrees 37 minutes 42 seconds East, a distance of 545.91 feet to a 1/2” iron rod set for the northeast corner of the herein described tract;
THENCE, South 12 degrees 22 minutes 18 seconds West, a distance of 15.00 feet to a 1/2” iron rod set for the southeast corner of the herein described tract, same being in the south line of said Lot 5;
THENCE, North 77 degrees 37 minutes 42 seconds West, with said south line of said Lot 5, a distance of 550.00 feet to the POINT OF BEGINNING and containing 0.189 acre of land.

EXHIBIT “B”
INTENTIONALLY DELETED

EXHIBIT “C”
RENT SCHEDULE

Current Lease Year	Monthly Rent Amount	Annual Rent Amount
10/01/10—09/30/11	$558,166.67	$6,698,000.00

EXHIBIT “D”
RENT ADJUSTMENT
Upon Successor Landlord becoming the owner of the Property as contemplated under Section 7, the Rent Schedule shall be modified to reduce the Investment Amount by that portion of the Investment Amount allocated to the unencumbered properties at the time they are severed from the Lease.
OPPENHEIMER: 2828846 v04 09/13/2010

EXHIBIT L: FORM FOR QUALIFIED CAPITAL EXPENDITURES REPORTING

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location =108th
Class = B
000005	02/01/06	Building — Silvercrest Acquis	4,750,000.00	R	SLMM	40 00	4,750,000.00	09/30/09	346,354.17	9,895.83	98,958.33	445,312.50
000011	02/01/06	Business Value — Silvercrest	5,776,720.00	R	SLMM	40 00	5,776,720.00	09/30/09	421,219.17	12,034.83	120,348.33	541,567.50
000014	02/01/06	Closing Costs — Silvercrest /	4,988.60	R	SLMM	40 00	4,988.80	09/30/09	363.77	10.39	103.93	467.70
000020	02/01/06	Condition Assess — EMG	2,200.00	R	SLMM	40 00	2,200.00	09/30/09	160.42	4.58	45.83	206.25
000025	02/01/06	Bldg Systems Analysis — EM	4,700.00	R	SLMM	40 00	4,700.00	09/30/09	342.71	9.79	97.91	440.62
000038	02/01/06	Preacquisition Costs	56,938.62	R	SLMM	40 00	56,938.62	09/30/09	4,151.78	118.62	1,186.22	5,338.00
000039	02/01/06	Preacquisition Costs	11,170.77	R	SLMM	40 00	11,170.77	09/30/09	814.54	23.27	232.72	1,047.26
000051	02/01/06	2005 GMAC Tax Disb.	39,594.88	R	SLMM	40 00	39,594.88	09/30/09	2,887.12	82.49	824.89	3,712.01
000062	04/17/06	Carpet-Activity/Dining-Nebr.	7,431.88	P	SLMM	10 00	7,431.88	09/30/09	1,981.84	61.93	619.32	2,601.16
000063	04/17/06	Carpet units# 104,112,127,2	5,599.99	P	SLMM	10 00	5,599.99	09/30/09	1,493.33	46.66	466.66	1,959.99
000070	06/05/06	Carpet units# 110,116,219	2,184.02	P	SLMM	10 00	2,184.02	09/30/09	564.20	18.20	182.00	746.20
000074	02/01/06	Preacquisition Costs	816.00	R	SLMM	40 00	816.00	09/30/09	59.50	1.70	17.00	76.50
000087	02/01/06	Preacquisition Travel — GE	2,413.40	R	SLMM	40 00	2,413.40	09/30/09	175.99	5.03	50.28	226.27
000092	07/21/06	Carpet apt# 210-NE Furn M	713.70	P	SLMM	10 00	713.70	09/30/09	172.48	5.95	59.47	231.95
000093	07/26/06	Carpet hallways-NE Furn M	20,406.61	P	SLMM	10 00	20,406.61	09/30/09	4,931.60	170.06	1,700.55	6,632.15
000100	08/23/06	Carpet hallways-NE Furn M	2,015.88	P	SLMM	10 00	2,015.88	09/30/09	470.39	16.80	167.99	638.38
000101	08/23/06	Capet#220-NE Furn Mart	813.58	P	SLMM	10 00	813.68	09/30/09	189.85	6.78	67.80	257.65
000102	08/23/06	2 spare A/C units — Freidrich	1,273.16	P	SLMM	10 00	1,273.16	09/30/09	297.09	10.61	106.10	403.19
000117	11/16/06	Carpet — Nebraska Furniture	819.31	P	SLMM	10 00	819.31	09/30/09	170.70	6.83	68.27	238.97
000122	02/01/06	05 Taxes pd — Cr not given	39,594.88	R	SLMM	40 00	39,594.88	09/30/09	2,887.12	82.49	824.89	3,712.01
000126	02/01/06	Preacquisition Costs	2,821.30	R	SLMM	40 00	2,821.30	09/30/09	205.72	5.88	58.77	264.49
000143	02/01/06	FAS141 Adj	(4,921,958.65)	R	SLMM	40 00	(4,921,968.65)	09/30/09	(358,892.83)	(10,254.08)	(102,840.80)	(461,433.63)
000159	01/17/07	Carpet #222 Nebraska Furn	813.58	P	SLFM	10 00	813.58	09/30/09	162.72	6.78	67.80	230.52
000171	02/15/07	Carpet Nebraska Furn Mart	855.30	P	SLFM	10 00	855.30	09/30/09	163.93	7.13	71.27	235.20
000172	02/19/07	2 A/C Units Friedrich Air	1,299.25	P	SLFM	10 00	1,299.25	09/30/09	249.03	10.83	108.27	357.30
000176	03/29/07	Carpet — Nebraska Furniture	3,143.84	P	SLFM	10 00	3,143.84	09/30/09	576.37	26.20	261.98	838.35
000177	03/29/07	Vinyl — Nebraska Furniture	364.18	P	SLFM	10 00	364.18	09/30/09	66.77	3.04	30.35	97.12
000183	02/01/06	FAS141 Revised (D&P)	3,380,031.00	R	SLMM	40 00	3,380,031.00	09/30/09	246,460.60	7,041.73	70,417.31	316,877.91
000207	04/17/07	Thermostat & Control Panel	1,348.21	P	SLFM	10 00	1,348.21	09/30/09	235.94	11.24	112.35	348.29
000238	08/08/07	A/C Lobby — Interstate Heat	1,562.00	P	SLMM	10 00	1,562.00	09/30/09	221.28	13.01	130.16	351.44
000239	08/08/07	PTAC (2) Friedrich Air	1,213.87	P	SLMM	10 00	1,213.87	09/30/09	171.97	10.11	101.15	273.12
000240	08/31/07	Carpet — Nebraska Furniture	301.71	P	SLMM	10 00	301.71	09/30/09	40.23	2.52	25.14	65.37
000245	09/30/07	Zone Board/Thermostat Bu	1,123.50	P	SLMM	10 00	1,123.50	09/30/09	140.44	9.36	93.62	234.06
000246	09/30/07	Gas & TP Value Water Heat	846.32	P	SLMM	10 00	846.32	09/30/09	105.79	7.05	70.52	176.31
000247	09/30/07	Duncae A/C Unit Interstate I	1,560.00	P	SLMM	10 00	1,560.00	09/30/09	195.00	13.00	130.00	325.00
000262	11/16/07	Room Conversion — Arthur C	1,100.00	P	SLMM	10 00	1,100.00	09/30/09	119.18	9.16	91.65	210.84
000263	11/16/07	Flooring — Nebraska Funiture	1,629.57	P	SLMM	10 00	1,629.57	09/30/09	176.55	13.58	135.80	312.35
000279	01/23/08	Carpet — Nebraska Furniture	2,853.29	P	SLMM	10 00	2,853.29	09/30/09	261.55	23.78	237.77	499.32
000280	01/29/08	PTAC Units-2 Friedrich Air C	1,211.73	P	SLMM	10 00	1,211.73	09/30/09	111.08	10.10	100.97	212.05
000290	03/31/08	Vinyl Apt 100	365.79	P	SLMM	10 00	365.79	09/30/09	27.44	3.05	30.48	57.92
000302	04/30/08	PTAC (2) — Friedrich	1,263.85	P	SLMM	10 00	1,263.85	09/30/09	84.26	10.53	105.32	189.58
000322	07/25/08	Carpet — Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	34.91	6.98	69.81	104.72
000323	07/25/08	PC Board for A/C — Aksarber	530.99	P	SLMM	10 00	530.99	09/30/09	22.13	4.43	44.25	66.38
000341	09/26/08	Carpet — Nebraska Furniture	1,523.72	P	SLMM	10 00	1,523.72	09/30/09	38.09	12.70	126.97	165.06
000342	09/26/08	PTAC (2) — Friedrich	1,177.21	P	SLMM	10 00	1,177.21	09/30/09	29.43	9.81	98.10	127.53
000350	10/31/08	Flooring — Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	13.96	6.98	69.81	83.77
000358	12/31/08	Flooring — Nebraska Furniture	837.79	P	SLMM	10 00	837.79	09/30/09	0.00	6.98	69.81	69.81
000374	01/31/09	Flooring — Nebraska Furniture	2,696.05	P	SLMM	10 00	2,696.05	09/30/09	0.00	22.47	202.21	202.21
000383	02/20/09	Flooring — Nebraska Furniture	3,278.60	P	SLMM	10 00	3,278.60	09/30/09	0.00	27.32	218.57	218.57
000404	04/30/09	Flooring — Nebraska Furniture	1,343.03	P	SLMM	10 00	1,343.03	09/30/09	0.00	11.19	67.15	67.15

November 12, 2009 at 10:59 AM	Page 1

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P	Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T	Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = 108th
Class = B
000416	05/29/09	PTAC’s (2) — Friedrich	1,461.16	P	SLMM	10 00	1,461.16	09/30/09	0.00	12.18	60.89	60.89
000417	05/29/09	Vinyl — Nebraska Furniture	569.05	P	SLMM	10 00	569.05	09/30/09	0.00	4.74	23.71	23.71
000436	07/17/09	Flooring — Nebraska Furnitur	852.80	P	SLMM	10 00	852.80	09/30/09	0.00	7.11	21.32	21.32
000437	07/17/09	Wanderguard System/Elect	20,126.32	P	SLMM	10 00	20,126.32	09/30/09	0.00	167.72	503.16	503.16
000451	08/28/09	Flooring — Nebraska Furnitur	1,349.00	P	SLMM	10 00	1,349.00	09/30/09	0.00	11.24	22.48	22.48
000456	09/18/09	Flooring — Nebraska Furnitur	1,349.00	P	SLMM	10 00	1,349.00	09/30/09	0.00	11.24	11.24	11.24
000477	10/30/09	Flooring — Nebraska Furnitur	2,213.53	P	SLMM	10 00	2,213.53		0.00	0.00	0.00	0.00

		Class = B	9,255,128.95				9,255,128.95		680,709.31	19,919.93	197,577.86	878,287.17
		Less disposals and transfers	0.00				0.00		0.00			0.00
		Count = 0

		Net Subtotal	9,255,128.95				9,255,128.95		680,709.31	19,919.93	197,577.86	878,287.17
		Count = 57

Class = FE
000008	02/01/06	Personal Property — Silver	200,000.00	P	SLMM	10 00	200,000.00	09/30/09	58,333.33	1,666.66	16,666.66	74,999.99
000107	09/20/06	2 refrigerators # 115, 127-Ma	873.12	P	SLMM	10 00	873.12	09/30/09	196.45	7.27	72.75	269.20
000108	09/25/06	Arial call system — Senior Te	1,494.80	P	SLMM	10 00	1,494.80	09/30/09	336.33	12.45	124.56	460.89
000137	12/17/06	Computer — Dell Marketing	1,360.77	P	SLFM	05 00	1,360.77	09/30/09	566.98	22.68	226.79	793.77
000144	02/01/06	FAS141 Adj	300,000.00	P	SLMM	10 00	300,000.00	09/30/09	87,500.00	2,500.00	25,000.00	112,500.00
000173	02/19/07	Water Resistant Pendants	505.52	P	SLFM	05 00	505.52	09/30/09	193.78	8.43	84.25	278.03
000188	02/01/06	FAS141 Revised (D&P)	4,969.00	P	SLMM	10 00	4,969.00	09/30/09	1,449.29	41.41	414.08	1,863.37
000211	05/17/07	Phone System	848.45	P	SLMM	05 00	848.45	09/30/09	268.68	14.14	141.40	410.08
000226	07/31/07	Electric Dryer — Nebraska Fu	632.34	P	SLMM	10 00	532.34	09/30/09	89.59	5.27	52.69	142.28
000255	10/26/07	Refrigerator — Menards	330.63	P	SLMM	10 00	330.63	09/30/09	38.57	2.76	27.55	66.12
000264	11/16/07	Furnace Blower Motor — Inte	1,123.50	P	SLMM	10 00	1,123.50	09/30/09	121.71	9.36	93.62	215.33
000270	12/28/07	Stackable Chairs — Encomp	3,118.32	P	SLMM	10 00	3,118.32	09/30/09	311.83	25.98	259.85	571.68
000333	08/31/08	Computer — Dell	1,453.34	P	SLMM	05 00	1,453.34	09/30/09	96.89	24.22	242.22	339.11
000343	09/19/08	GE Washing Machine — Low	393.23	P	SLMM	10 00	393.23	09/30/09	9.83	3.27	32.76	42.59
000384	02/20/09	Ice Cream Machine Motor —	701.60	P	SLMM	10 00	701.60	09/30/09	0.00	5.85	46.78	46.78
000385	02/28/09	Pendants — Senior Technolo	482.79	P	SLMM	05 00	482.79	09/30/09	0.00	8.05	64.38	64.38
000457	09/18/09	Refrigerators (2) — Lowe’s	661.26	P	SLMM	10 00	661.26	09/30/09	0.00	5.51	5.51	5.51
000478	10/16/09	Pendants — Senior Technolo	476.79	P	SLMM	05 00	476.79		0.00	0.00	0.00	0.00
000479	10/30/09	Garbage Disposal — Classic	2,331.32	P	SLMM	10 00	2,331.32		0.00	0.00	0.00	0.00

		Class = FE	521,756.78				521,756.78		149,513.26	4,363.31	43,555.85	193,069.11
		Less disposals and transfers	0.00				0.00		0.00			0.00
		Count = 0

		Net Subtotal	521,756.78				521,756.78		149,513.26	4,363.31	43,555.85	193,069.11
		Count = 19

Class = LI
000145	02/01/06	FAS141 Adj	540,000.00	P	SLMM	20 00	540,000.00	09/30/09	78,750.00	2,250.00	22,500.00	101,250.00
000193	02/01/06	FAS141 Revised (D&P)	5,365.00	P	SLMM	20 00	5,365.00	09/30/09	782.54	22.36	223.58	1,005.12
000225	07/31/07	Sealcoat/Restriping — Parkin	1,435.20	P	SLMM	10 00	1,435.20	09/30/09	203.32	11.96	119.60	322.92
000244	09/19/07	Asphat Overlay — Parking Ar	358.80	P	SLMM	10 00	358.80	09/30/09	44.85	2.99	29.90	74.75
000334	08/08/08	Sidewalk — Plantz Constructi	1,100.00	P	SLMM	10 00	1,100.00	09/30/09	45.83	9.16	91.66	137.49

November 12, 2009 at 10:59 AM	Page 2

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Location = 108th

		Class = LI	548,260.00			548,260.00		79,826.54	2,296.47	22,964.74	102,791.28
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	548,260.00			548,260.00		79,826.54	2,296.47	22,964.74	102,791.28
		Count = 5

Class = Z
000021	02/01/06	GMAC Loan Costs- 12/1/14	58,051.67	Z SLMM	08 10	58,051.67	09/30/09	19,168.01	547.66	5,476.57	24,644.58
000028	02/01/06	CSL Preacquisition Costs	6,000.00	Z SLMM	08 10	6,000.00	09/30/09	1,981.14	56.61	566.04	2,547.18

		Class = Z	64,051.67			64,051.67		21,149.15	604.27	6,042.61	27,191.76
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	64,051.67			64,051.67		21,149.15	604.27	6,042.61	27,191.76
		Count = 2

Class = ZC
000377	01/01/09	Jan09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	1,250.00	1,250.00
000386	02/01/09	Feb09 Community Fees	4,500.00	Z SLMM	01 00	4,500.00	09/30/09	0.00	375.00	3,375.00	3,375.00
000396	03/01/09	Mar09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	1,000.00	1,000.00
000405	04/01/09	Apr09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	875.00	875.00
000418	05/01/09	May09 Community Fees	3,000.00	Z SLMM	01 00	3,000.00	09/30/09	0.00	250.00	1,500.00	1,500.00
000429	06/01/09	June09 Community Fees	3,000.00	Z SLMM	01 00	3,000.00	09/30/09	0.00	250.00	1,250.00	1,250.00
000452	08/01/09	Aug09 Community Fee	500.00	Z SLMM	01 00	500.00	09/30/09	0.00	41.66	124.99	124.99
000458	09/01/09	Sept09 Community Fees	1,500.00	Z SLMM	01 00	1,500.00	09/30/09	0.00	125.00	250.00	250.00
000480	10/01/09	Oct09 Community Fees	2250.00	Z SLMM	01 00	2,250.00		0.00	187.50	187.50	187.50

		Class = ZC	19,250.00			19,250.00		0.00	1,604.16	9,812.49	9,812.49
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	19,250.00			19,250.00		0.00	1,604.16	9,812.49	9,812.49
		Count = 9

		Location = 108th	10,408,447.40			10,408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Less disposals and transfers	0.00			0.00		0.00			0.00
		Count = 0

		Net Subtotal	10,408,447.40			10,408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Count = 92

		Gra				408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81
		Less disposals and				0.00		0.00			0.00
		C

		Net Gra				408,447.40		931,198.26	28,788.14	279,953.55	1,211,151.81

		Co

November 12, 2009 at 10:59 AM	Page 3

Midwest I/GE JV
Depreciation Expense Report
As of October 31, 2009
Book = Internal
FYE Month = December

	In Svc		Acquired	P Depr	Est	Depreciable	Prior	Prior Accum	Depreciation	Current YTD	Current Accum
Sys No	Date	Description	Value	T Meth	Life	Basis	Thru	Depreciation	This Run	Depreciation	Depreciation

Report Assumptions
Report Name: Depreciation Expense — widescriptions
Source Report: Depreciation Expense

Calculation Assumptions:
Short Year: none
Include Sec 168 Allowance & Sec 179: No
Adjustment Convention: Post recovery

Group/Sorting Criteria:
Group = 108th
Include Assets that meet the following conditions:
Location is 108th
Sorted by: Location (with subtotals), Class (with subtotals), System No. Extension

November 12, 2009 at 10:59 AM	Page 4